                                            Registration Statement No. 333-65926
                                                                       811-09411

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              Post-Effective No. 1
                                       And

                      Post-Effective Amendment No. 5 to the
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
           ----------------------------------------------------------
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                         -------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111
        -----------------------------------------------------------------

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                One Tower Square
                           HARTFORD, CONNECTICUT 06183
                           ---------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph (b) of Rule 485.
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 X              on May 1, 2002 pursuant to paragraph (b) of Rule 485.
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                60 days after filing pursuant to paragraph (a)(1) of Rule 485.
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                on ___________ pursuant to paragraph (a)(1) of Rule 485.
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If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a
---  previously filed post-effective amendment.

Travelers Vintage 3 Variable Annuity Prospectus:

The Travelers Separate Account Nine For Variable Annuities
The Travelers Separate Account Ten For Variable Annuities

This prospectus describes Travelers Vintage 3 Variable Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

AIM Variable Insurance Funds	Smith Barney Investment Series
AIM V.I. Premier Equity Fund – Series I(1)	Smith Barney Large Cap Core Portfolio
Alliance Variable Product Series Fund, Inc.	Smith Barney Premier Selections All Cap Growth Portfolio
Growth & Income Portfolio – Class B	The Travelers Series Trust
Premier Growth Portfolio Class B	Equity Income Portfolio
American Variable Insurance Trust	Large Cap Portfolio
Global Growth Fund — Class 2	MFS Emerging Growth Portfolio
Growth Fund — Class 2	MFS Research Portfolio
Growth-Income — Fund Class2	Travelers Series Fund Inc.
Franklin Templeton Variable Insurance Products Trust	AIM Capital Appreciation Portfolio
Franklin Small Cap Fund – Class 2	Alliance Growth Portfolio
Mutual Shares Securities Fund – Class 2	MFS Total Return Portfolio
Templeton Foreign Securities Fund – Class 2(2)	Smith Barney Aggressive Growth Portfolio
Greenwich Street Series Fund	Smith Barney High Income Portfolio
Appreciation Portfolio	Smith Barney International All Cap Growth Portfolio
Diversified Strategic Income Portfolio	Smith Barney Large Capitalization Growth Portfolio
Equity Index Portfolio — Class II Shares	Smith Barney Large Cap Value Portfolio
Fundamental Value Portfolio	Smith Barney Mid Cap Core Portfolio
Janus Aspen Series	Smith Barney Money Market Portfolio
Aggressive Growth Portfolio – Service Shares	Travelers Managed Income Portfolio
PIMCO Variable Insurance Trust	Van Kampen Enterprise Portfolio
Total Return Portfolio — Administrative Class(3)	Van Kampen Life Investment Trust
Putnam Variable Trust	Emerging Growth Portfolio
Putnam VT International Growth Fund — Class IB Shares	Variable Annuity Portfolios
Putnam VT Small Cap Value Fund – Class IB	Smith Barney Small Cap Growth Opportunities Portfolio
Putnam VT Voyager II Fund — Class IB Shares	Variable Insurance Products Fund II (Fidelity)
Salomon Brothers Variable Series Fund Inc.	Contrafund® Portfolio — Service Class
Capital Fund	Variable Insurance Products Fund III (Fidelity)
Investors Fund	Mid Cap Portfolio — Service Class 2
Small Cap Growth Fund

______________

(1)	Formerly V.I. Value Fund

(2)	Formerly Templeton International Securities Fund Class 2

(3)	Formerly Total Return Bond Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

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Summary	3	Variable Annuity	29
Fee Table	6	Fixed Annuity	30
Condensed Financial Information	12	Payment Options	30
The Annuity Contract	12	Election of Options	30
Contract Owner Inquiries	13	Annuity Options	30
Purchase Payments	13	Variable Liquidity Benefit	31
Accumulation Units	13	Miscellaneous Contract Provisions	31
The Variable Funding Options	13	Right to Return	31
The Fixed Account	17	Termination	31
Charges and Deductions	17	Required Reports	32
General	17	Suspension of Payments	32
Withdrawal Charge	18	The Separate Accounts	32
Free Withdrawal Allowance	19	Performance Information	32
Transfer Charge	19	Federal Tax Considerations	33
Administrative Charges	19	Non-Resident Aliens	33
Mortality and Expense Risk Charge	19	General Taxation of Annuities	33
E.S.P. Charge	19	Types of Contracts: Qualified or Nonqualified	33
Variable Liquidity Benefit Charge	19	Nonqualified Annuity Contracts	34
Variable Funding Option Expenses	19	Puerto Rico Tax Considerations	34
Premium Tax	20	Qualified Annuity Contracts	35
Changes in Taxes Based Upon Premium or Value	20	Penalty Tax for Premature Distribution	35
Transfers	20	Diversification Requirements for Variable
Dollar Cost Averaging	21	Annuities	35
Access to Your Money	22	Ownership of the Investments	35
Systematic Withdrawals	22	Mandatory Distributions for Qualified Plans	35
Loans	22	Taxation of Death Benefit Proceeds	36
Ownership Provisions	23	Other Information	36
Types of Ownership	23	The Insurance Companies	36
Contract Owner	23	Financial Statements	36
Beneficiary	23	Distribution of Variable Annuity Contracts	36
Annuitant	23	Conformity with State and Federal Laws	36
Contingent Annuitant	23	Voting Rights	37
Death Benefit	24	Legal Proceedings and Opinions	37
Death Proceeds Before the Maturity Date	24	The Travelers Insurance Company	37
E.S.P.	25	The Travelers Life and Annuity Company	37
Payment of Proceeds	25	Appendix A: Condensed Financial Information for
Spousal Contract Continuation	27	Travelers Insurance Company: Separate Account Nine	A-1
Beneficiary Contract Continuance	28	Appendix B: Condensed Financial Information for
Planned Death Benefit	28	Travelers Life and Annuity Company: Separate Account Ten	B-1
Death Proceeds After the Maturity Date	28	Appendix C: The Fixed Account	C-1
The Annuity Period	29	Appendix D: Contents of the Statement of
Maturity Date	29	Additional Information	D-1
Allocation of Annuity	29

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	13	Contract Year	12
Accumulation Period	13	Death Report Date	24
Annuitant	23	Fixed Account	A-1
Annuity Payments	29	Joint Owner	23
Annuity Unit	13	Maturity Date	29
Cash Surrender Value	22	Net Investment Rate	29
Contingent Annuitant	23	Purchase Payment	12
Contract Date	12	Underlying Fund	13
Contract Owner	23	Variable Funding Option(s)	13
Contract Value	12	Written Request	12

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Summary:
Travelers Vintage 3 Variable Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Nine for Variable Annuities (“Separate Account Nine”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Ten for Variable Annuities (“Separate Account Ten”). When we refer to the Separate Account, we are referring to either Separate Account Nine or Separate Account Ten, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options (annuity period). You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

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If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.70%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years three and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available when either the annuitiant or owner is age 76 or older on the Rider Effective Date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

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Are there any additional features? This Contract has other features you may be interested in. These include:

    ·   Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    ·   Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

    ·   Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
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FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	5%
3	4%
4 and over	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Transfer Charge	$0

  (We reserve the right to assess a transfer charge of up to $10 on transfers exceeding 12 per year.)

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

Without E.S.P.		With E.S.P.
Mortality and Expense Risk Charge	1.70%	Mortality and Expense Risk Charge	1.70%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
Total Separate Account Charges	1.85%	E.S.P. Charge	0.20%
		Total Separate Account Charges	2.05%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

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Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Option	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement	Total Annual Operating Expenses (after expense reimbursement)

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	0.60%	—	0.25%	0.85%(1)
Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio — Class B*	0.63%	0.25%	0.04%	0.92%
Premier Growth Portfolio — Class B*	1.00%	0.25%	0.04%	1.29%
American Variable Insurance Series
Global Growth Fund — Class 2*	0.66%	0.25%	0.04%	0.95%
Growth Fund — Class 2*	0.37%	0.25%	0.01%	0.63%
Growth-Income Fund — Class 2*	0.33%	0.25%	0.02%	0.60%
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2*	0.45%	0.25%	0.31%	1.01%(2)
Mutual Shares Securities Fund — Class 2*	0.60%	0.25%	0.19%	1.04%(3)
Templeton Foreign Securities Fund — Class 2*	0.68%	0.25%	0.22%	1.15%(4)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(5)
Diversified Strategic Income Portfolio	0.65%	—	0.11%	0.76%(5)
Equity Index Portfolio — Class II Shares*	0.21%	0.25%	0.03%	0.49%(5)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77%(5)
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares*	0.65%	0.25%	0.02%	0.92%
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	0.25%	—	0.40%	0.65%(6)
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Putnam VT Voyager II Fund — Class IB Shares*	0.70%	0.25%	0.77%	1.72%
Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00%(7)
Investors Fund	0.70%	—	0.12%	0.82%(8)
Small Cap Growth Fund	0.75%	—	0.72%	1.47%(9)
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	0.75%	—	0.18%	0.93%(13)
Smith Barney Premier Selection All Cap Growth Portfolio	0.75%	—	0.20%	0.95%(10)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.04%	0.79%(11)
Large Cap Portfolio	0.75%	—	0.04%	0.79%(12)
MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
MFS Research Portfolio	0.80%	—	0.12%	0.92%
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Funding Option	Management Fee (after expense reimbursement)	12b-1 Fees	Other Expenses (after expense reimbursement	Total Annual Operating Expenses (after expense reimbursement)

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83%(13)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(13)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(13)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84%(13)
Smith Barney High Income Portfolio	0.60%	—	0.07%	0.67%(13)
Smith Barney International All Cap Growth Portfolio	0.90%	—	0.10%	1.00%(13)
Smith Barney Large Cap Value Portfolio	0.65%	—	0.02%	0.67%(13)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78%(13)
Smith Barney Mid Cap Core Portfolio	0.75%	—	0.20%	0.95%(14)
Smith Barney Money Market Portfolio	0.50%	—	0.03%	0.53%(13)
Travelers Managed Income Portfolio	0.65%	—	0.03%	0.68%(13)
Van Kampen Enterprise Portfolio	0.70%	—	0.04%	0.74%(13)
Van Kampen Life Investment Trust
Emerging Growth Portfolio	0.70%	—	0.06%	0.76%
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	0.75%	—	0.15%	0.90%(15)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class*	0.58%	0.10%	0.06%	0.74%(16)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(17)

___________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

     (1)   Effective May 1, 2002 the Funds' name will change from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund.

     (2)   The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. For the Franklin Small Cap Fund the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Those reductions are required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Franklin Small Cap Fund - Class 2 would have been 0.53%, 0.25%, 0.31%, and 1.09%, respectively.

     (3)   The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

     (4)   The Fund's Class 2 distribution plan or ""rule 12b-1 plan"" is described in the Fund's prospectus. For the Franklin Small Cap Fund and Templeton Foreign Securities Funds the managers have agreed in advance to make estimated reductions of 0.08% and 0.01% respectively, of their fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Those reductions are required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Templeton Foreign Securities Fund - Class 2 would have been 0.69%, 0.25%, 0.22%, and 1.16%.

     (5)   Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (6)   "Other Expenses" reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (7)   The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (8)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

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     (9)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

     (10)   The Manager reimbursed expenses of $45,159 for the year ended October 31, 2001. If such fees were not waived and expenses reimbursed, the actual expense ratio would have been 1.08%.

     (11)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

     (12)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

     (13)   Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (14)   The manager has agreed to waive all or a portion of its management fees for the year ended October 31, 2001(the Fund’s fiscal year end). If such fees were not waived the actual expense ratio would have been 0.96%.

     (15)   The Manager has waived all or a portion of its total expenses for the year ended December 31, 2001. If such fees were not waived or expenses not reimbursed, the actual expenses ratio would have been 2.21%.

     (16)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio — Service Class would have been 0.78%.

     (17)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $40 annual contract administrative charge is equivalent to 0.020% of the Separate Account contract value.

EXAMPLE: WITH E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above with the E.S.P. option selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	90	130	154	324	30	90	154	324
Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio — Class B	90	132	157	331	30	92	157	331
Premier Growth Portfolio — Class B	94	143	175	365	34	103	175	365
American Variable Insurance Series
Global Growth Fund — Class 2	90	133	159	334	30	93	159	334
Growth Fund — Class 2	87	124	143	303	27	84	143	303
Growth-Income Fund — Class 2	87	123	141	300	27	83	141	300
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	91	135	162	339	31	95	162	339
Mutual Shares Securities Fund — Class 2	91	136	163	342	31	96	163	342
Templeton Foreign Securities Fund — Class 2	92	139	168	352	32	99	168	352
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	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Greenwich Street Series Fund
Appreciation Portfolio	89	128	150	317	29	88	150	317
Diversified Strategic Income Portfolio	89	128	149	316	29	88	149	316
Equity Index Portfolio — Class II Shares	86	120	136	290	26	80	136	290
Fundamental Value Portfolio	89	128	150	317	29	88	150	317
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares	90	132	157	331	30	92	157	331
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	88	124	144	305	28	84	144	305
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	93	140	170	356	33	100	170	356
Putnam VT Small Cap Value Fund — Class IB Shares	94	145	178	370	34	105	178	370
Putnam VT Voyager II Fund — Class IB Shares	98	156	195	403	38	116	195	403
Salomon Brothers Variable Series Fund Inc.
Capital Fund	91	135	161	338	31	95	161	338
Investors Fund	89	129	152	321	29	89	152	321
Small Cap Growth Fund	96	149	184	381	36	109	184	381
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	90	133	158	332	30	93	158	332
Smith Barney Premier Selections All Cap Growth Portfolio	90	133	159	334	30	93	159	334
The Travelers Series Trust
Equity Income Portfolio	89	129	151	319	29	89	151	319
Large Cap Portfolio	89	129	151	319	29	89	151	319
MFS Emerging Growth Portfolio	90	132	156	328	30	92	156	328
MFS Research Portfolio	90	132	157	331	30	92	157	331
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	89	130	153	322	29	90	153	322
Alliance Growth Portfolio	89	129	152	321	29	89	152	321
MFS Total Return Portfolio	89	130	153	322	29	90	153	322
Smith Barney Aggressive Growth Portfolio	89	130	153	323	29	90	153	323
Smith Barney High Income Portfolio	88	125	145	307	28	85	145	307
Smith Barney International All Cap Growth Portfolio	91	135	161	338	31	95	161	338
Smith Barney Large Cap Value Portfolio	88	125	145	307	28	85	145	307
Smith Barney Large Capitalization Growth Portfolio	89	128	150	318	29	88	150	318
Smith Barney Mid Cap Core Portfolio	90	133	159	334	30	93	159	334
Smith Barney Money Market Portfolio	86	121	138	293	26	81	138	293
Travelers Managed Income Portfolio	88	125	145	308	28	85	145	308
Van Kampen Enterprise Portfolio	88	127	148	314	28	87	148	314
Van Kampen Life Investment Trust
Emerging Growth Portfolio	89	128	149	316	29	88	149	316
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	90	132	156	329	30	92	156	329
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class	88	127	148	314	28	87	148	314
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	90	131	155	327	30	91	155	327
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EXAMPLE : WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, purchase payment credits of 5%, and the charges reflected in the expense table above using the expenses without the E.S.P. option selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	88	124	144	305	28	84	144	305
Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio — Class B	88	127	147	312	28	87	147	312
Premier Growth Portfolio — Class B	92	137	165	347	32	97	165	347
American Variable Insurance Series
Global Growth Fund — Class 2	89	127	149	315	29	87	149	315
Growth Fund — Class 2	85	118	133	284	25	78	133	284
Growth-Income Fund — Class 2	85	117	132	281	25	77	132	281
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	89	129	152	320	29	89	152	320
Mutual Shares Securities Fund — Class 2	89	130	153	323	29	90	153	323
Templeton Foreign Securities Fund — Class 2	90	133	159	334	30	93	159	334
Greenwich Street Series Fund
Appreciation Portfolio	87	122	140	297	27	82	140	297
Diversified Strategic Income Portfolio	87	122	140	296	27	82	140	296
Equity Index Portfolio — Class II Shares	84	114	126	270	24	74	126	270
Fundamental Value Portfolio	87	122	140	297	27	82	140	297
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares	88	127	147	312	28	87	147	312
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	86	118	134	286	26	78	134	286
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	91	135	161	337	31	95	161	337
Putnam VT Small Cap Value Fund — Class IB Shares	92	139	168	352	32	99	168	352
Putnam VT Voyager II Fund — Class IB Shares	96	150	186	385	36	110	186	385
Salomon Brothers Variable Series Fund Inc.
Capital Fund	89	129	151	319	29	89	151	319
Investors Fund	87	124	142	302	27	84	142	302
Small Cap Growth Fund	94	143	174	363	34	103	174	363
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	88	127	148	313	28	87	148	313
Smith Barney Premier Selection All Cap Growth Portfolio	89	127	149	315	29	87	149	315
The Travelers Series Trust
Equity Income Portfolio	87	123	141	299	27	83	141	299
Large Cap Portfolio	87	123	141	299	27	83	141	299
MFS Emerging Growth Portfolio	88	126	146	309	28	86	146	309
MFS Research Portfolio	88	127	147	312	28	87	147	312
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	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	87	124	143	303	27	84	143	303
Alliance Growth Portfolio	87	124	142	302	27	84	142	302
MFS Total Return Portfolio	87	124	143	303	27	84	143	303
Smith Barney Aggressive Growth Portfolio	87	124	143	304	27	84	143	304
Smith Barney High Income Portfolio	86	119	135	288	26	79	135	288
Smith Barney International All Cap Growth Portfolio	89	129	151	319	29	89	151	319
Smith Barney Large Cap Value Portfolio	86	119	135	288	26	79	135	288
Smith Barney Large Capitalization Growth Portfolio	87	122	141	298	27	82	141	298
Smith Barney Mid Cap Core Portfolio	89	127	149	315	29	87	149	315
Smith Barney Money Market Portfolio	84	115	128	274	24	75	128	274
Travelers Managed Income Portfolio	86	119	136	289	26	79	136	289
Van Kampen Enterprise Portfolio	86	121	139	294	26	81	139	294
Van Kampen Life Investment Trust
Emerging Growth Portfolio	87	122	140	296	27	82	140	296
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	88	126	146	310	28	86	146	310
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class	86	121	139	294	26	81	139	294
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	88	125	145	308	28	85	145	308

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Vintage 3 Variable Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There is generally no guara ntee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

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Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

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The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund	Seeks to achieve long-term growth of capital by investing primarily in equity securities of undervalued companies. Income is a secondary objective.	AIM Advisers, Inc.
Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio – Class B	Seeks to achieve reasonable current income and reasonable opportunity for appreciation through invesments primarily in dividend-paying common stocks of good quality.	Alliance Capital Management
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management
American Variable Insurance Series
Global Growth Fund — Class 2	Seeks capital appreciation by investing primarily in common stocks of companies located around the world.	Capital Research and Management Company
Growth Fund — Class 2	Seeks capital appreciation by investing primarily in common stocks of companies that appear to offer superior opportunities for growth and capital.	Capital Research and Management Company
Growth-Income Fund — Class 2	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	Seeks long-term capital growth. Under normal conditions, the Fund will at least 80% of its net assets in investments of small capitalization (small cap) companies.	Franklin Advisers, Inc.
Mutual Shares Securities Fund — Class 2	Seeks capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria.	Franklin Mutual Advisers, LLC
Templeton Foreign Securities Fund — Class 2	Seeks long-term capital growth. The Fund will invest at least 80% of its net assets in foreign securities, including emerging markets.	Templeton Investment Counsel, Inc.
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long term appreciation.	Smith Barney Fund Management LLC (“SBFM”)
Diversified Strategic Income Portfolio	High current income.	SBFM Subadviser: Smith Barney Global Capital Management, Inc.
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Co. (“TIMCO”)

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Funding Option	Investment Objective	Investment Adviser/Subadviser

Fundamental Value Portfolio	Seeks long term capital growth with current income as a secondary objective.	SBFM
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in common stocks selected for their growth potential, normally investing at least 50% of its equity assets in medium-sized companies.	Janus Capital
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on value stocks.	Putnam
Putnam VT Voyager II Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM
Small Cap Growth Fund	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index.	SBAM
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	Capital appreciation.	SBFM
Premier Selections All Cap Growth Portfolio	Seeks long-term growth of capital.	SBFM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in equity securities. The Fund normally invests primarily in income producing equities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR

15

Funding Option	Investment Objective	Investment Adviser/Subadviser
MFS Emerging Growth Portfolio	Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio’s investment objective.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Capital appreciation.	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Long-term growth of capital.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Growth of capital and income is a secondary objective.	TIA Subadviser: MFS
Smith Barney Aggressive Growth Portfolio	Long-term capital appreciation.	SBFM
Smith Barney High Income Portfolio	Seeks high current income. Capital appreciation is a secondary objective.	SBFM
Smith Barney International All Cap Growth Portfolio	Seeks total return on assets from growth of capital and income.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks current income and long-term growth of income and capital.	SBFM
Smith Barney Mid Cap Core Portfolio	Seeks long-term growth of capital.	SBFM
Smith Barney Money Market Portfolio	Seeks maximum current income and preservation of capital. The Fund seeks to maintain a stable $1 share price.	SBFM
Travelers Managed Income Portfolio	Seeks high current income consistent with prudent risk of capital.	TAMIC
Van Kampen Enterprise Portfolio	Seeks capital appreciation through investment in securities believed to have above-average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.	TIA Subadviser: Van Kampen Asset Management Inc. (“VKAM”)
Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I	Seeks capital appreciation by investing primarily in common stocks.	VKAM
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	Seeks long-term capital growth by investing in equity securities of U.S. companies with market capitalizations below the top 1,000 stocks of the equity market. Under normal circumstances, at least 65% of the fund’s total assets will be invested in such companies. Dividend income, if any, is incidental to this investment objective.	Citi Fund Management, Inc.

16

Funding Option	Investment Objective	Investment Adviser/Subadviser

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners, the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts, sales and marketing expenses including commission payments to your sales agent, and other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value, and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

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Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for three years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	5%
3	4%
4 and over	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if a lifetime annuity payout has begun
    under the Managed Distribution Program
    you elect annuity payments for a fixed period of at least five years, or if amounts withdrawn under this Contract are applied to other Contract(s) issued by us or our affiliates (subject to our approval).

Free Withdrawal Allowance

The free withdrawal allowance does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second contract year, you may withdraw up to 15% of the contract value annually, without a withdrawal charge. In addition, if you have enrolled in our systematic withdrawal program and have made an initial purchase payment of at least $50,000, you may withdraw up to 15% of the contract

18

value in the first contract year without incurring a withdrawal charge. (If you have purchase payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of purchase payments no longer subject to a withdrawal charge. (Note: Any free withdrawal taken will reduce purchase payments no longer subject to a withdrawal charge.) The available free withdrawal amount is 15% of the contract value at the end of the previous contract year.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product, and are equal to 1.70% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

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Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred;
        the number of transfers you made within the previous three months;
        whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
        whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

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We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

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ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the fixed account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See “Federal Tax Considerations.”) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

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OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death the contingent annuitant becomes the annuitant
    all other rights and benefits will continue in effect

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

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DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax, prior withdrawals and/or outstanding loans.

Note: If the owner dies before the annuitant, the death benefit is recalculated, replacing all references to “annuitant” with “owner.”

Death Proceeds Before the Maturity Date

Annual Step-Up Death Benefit

The death benefit will be the greatest of:	the contract value
the total purchase payments made under this
Contract; or
the Step-Up Value, if any, as described below

Step-Up Value

A Step-Up Value will be established on each contract date anniversary. The Step-Up Value will initially equal the contract value on that anniversary. Whenever you make an additional purchase payment, we will increase the Step-Up Value by the amount of that purchase payment. Whenever you make a withdrawal, we will reduce the Step-Up Value by a partial surrender reduction as described below. On each contract date anniversary that occurs before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value is greater than the Step-Up Value, we will reset the Step-Up Value to equal the contract value on that date. If the Step-Up Value is greater than the contract value, the Step-Up Value will remain unchanged. We will not reduce the Step-Up Value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes made to the Step-Up Value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals as described below. If the death report date is before the first contract date anniversary, there is no Step-Up Value.

Partial Surrender Reduction If you make a withdrawal, we will reduce the Step-Up Value by a partial surrender reduction which equals (1) the step-up value in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

             50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

             50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

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Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

             50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

             50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

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Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Non-Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.		Yes

Non-Spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the contract.	Yes

Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the spouse elects to continue the contract.	Yes

Non-Spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the spouse elects to continue the contract. A spouse who is not the beneficiary may decline to receive the proceeds or to continue the contract and instruct the company to pay the beneficiary.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

		Or unless, there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Spousal Contract Continuance (Subject to Availability- Does Not Apply if a Non-Spouse is a Joint Owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.		Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

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Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract as a contract owner, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the "adjusted contract value") will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. All benefits and features of the continued contract will be based on the beneficiary's age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

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THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed amount or fixed period. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 95th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 95th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performa nce, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

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Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

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Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period or Fixed Amount. (Fixed Account only). We will make periodic payments for the period selected.

Option 6 – Other Annuity Options – We will make any other arrangements for annuity payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

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Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Separate Account Nine and Separate Account Ten, respectively. Both Separate Account Nine and Separate Account Ten were established on June 18, 1999 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Separate Account Nine and Separate Account Ten for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owne rs would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges

32

during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems

33

or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get fully credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

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Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

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Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 9% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually.. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

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Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

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APPENDIX A
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Nine for Variable Annuities
Accumulation Unit Values (in dollars)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

AIM Variable Insurance Funds, Inc.
AIM V.I. Value Fund (10/01) *
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.142	1.142
Number of units outstanding at end of year	—	—
Alliance Variable Product Series Fund
Premier Growth Portfolio Class B (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.182	1.183
Number of units outstanding at end of year	—	—
American Variable Insurance Series
Global Growth Fund — Class 2 (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.187	1.188
Number of units outstanding at end of year	—	—
Growth Fund — Class 2 (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.237	1.238
Number of units outstanding at end of year	—	5,663
Growth—Income Fund — Class 2 (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.143	1.143
Number of units outstanding at end of year	—	6,095
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund Class 2 (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.227	1.228
Number of units outstanding at end of year	—	—
Templeton International Securities Fund Class 2 (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.134	1.134
Number of units outstanding at end of year	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Nine for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

Greenwich Street Series Fund
Appreciation Portfolio (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.136	1.137
Number of units outstanding at end of year	—	—
Diversified Strategic Income Portfolio (7/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.011	1.012
Number of units outstanding at end of year	—	—
Equity Index Portfolio Class II (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.141	1.141
Number of units outstanding at end of year	—	—
Fundamental Value Portfolio (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.172	1.173
Number of units outstanding at end of year	—	—
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares (5/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.158	1.158
Number of units outstanding at end of year	—	—
PIMCO Variable Insurance Trust
Total Return Bond Portfolio — Administrative Class (5/01) *
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.002	1.003
Number of units outstanding at end of year	—	—
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (10/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.137	1.138
Number of units outstanding at end of year	—	—
Putnam VT Small Cap Value Fund — Class I B Shares (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.220	1.221
Number of units outstanding at end of year	—	—
Putnam VT Voyager II Fund — Class IB Shares (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.233	1.233
Number of units outstanding at end of year	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Nine for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

Salomon Brothers Variable Series Fund, Inc.
Capital Fund (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.127	1.127
Number of units outstanding at end of year	—	6,229
Investors Fund (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.133	1.134
Number of units outstanding at end of year	—	—
Small Cap Growth Fund (3/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.255	1.255
Number of units outstanding at end of year	—	—
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.127	1.128
Number of units outstanding at end of year	—	—
Smith Barney Premier Selections All Cap Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.197	1.198
Number of units outstanding at end of year	—	—
The Travelers Series Trust
Equity Income Portfolio (10/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.129	1.130
Number of units outstanding at end of year	—	—
Large Cap Portfolio (6/00)	1.000	1.000
Unit Value at beginning of year	1.137	1.138
Unit Value at end of year	—	—
Number of units outstanding at end of year
MFS Emerging Growth Portfolio (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.218	1.219
Number of units outstanding at end of year	—	—
MFS Research Portfolio (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.151	1.151
Number of units outstanding at end of year	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Nine for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.206	1.206
Number of units outstanding at end of year	—	—
Alliance Growth Portfolio (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.148	1.148
Number of units outstanding at end of year	—	—
MFS Total Return Portfolio (7/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.080	1.081
Number of units outstanding at end of year	—	—
Smith Barney Aggressive Growth Portfolio (3/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.212	1.213
Number of units outstanding at end of year	—	5,724
Smith Barney High Income Portfolio (8/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.037	1.037
Number of units outstanding at end of year	—	—
Smith Barney International All Cap Growth Portfolio (3/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.168	1.169
Number of units outstanding at end of year	—	—
Smith Barney Large Capitalization Growth Portfolio (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.101	1.101
Number of units outstanding at end of year	—	—
Smith Barney Large Cap Value Portfolio (6/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.181	1.181
Number of units outstanding at end of year	—	—
Smith Barney Mid Cap Core Portfolio (4/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.232	1.233
Number of units outstanding at end of year	—	—
Smith Barney Money Market Portfolio (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.000	1.000
Number of units outstanding at end of year	—	—
Travelers Managed Income Portfolio (7/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	0.980	0.981
Number of units outstanding at end of year	—	—
Van Kampen Enterprise Portfolio (4/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.193	1.194
Number of units outstanding at end of year	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Nine for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I (2/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.134	1.134
Number of units outstanding at end of year	—	—
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.215	1.215
Number of units outstanding at end of year	—	—
Variable Insurance Products Fund II
Contrafund Portfolio — Service Class (5/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.118	1.119
Number of units outstanding at end of year	—	—

The financial statements of Separate Account Nine and the consolidated financial statements of The Travelers Insurance Company are contained in the SAI. The date indicated next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funds not listed had no amounts allocated to them or were not yet available as of December 31, 2001.

*	The Fund’s name has changed — please see the prospectus.

APPENDIX B
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Ten for Variable Annuities
Accumulation Unit Values (in dollars)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

AIM Variable Insurance Funds, Inc.
AIM V.I. Value Fund (5/01) *
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.142	1.142
Number of units outstanding at end of year	71,942	72,644
Alliance Variable Product Series Fund
Premier Growth Portfolio Class B (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.182	1.183
Number of units outstanding at end of year	170,836	25,673
American Variable Insurance Series
Global Growth Fund — Class 2 (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.187	1.188
Number of units outstanding at end of year	198,467	53,009
Growth Fund — Class 2 (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.237	1.238
Number of units outstanding at end of year	983,277	328,550
Growth—Income Fund — Class 2 (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year.	1.143	1.143
Number of units outstanding at end of year	514,638	483,056
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund Class 2 (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.227	1.228
Number of units outstanding at end of year	1,300	19,240
Templeton International Securities Fund Class 2 (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.134	1.134
Number of units outstanding at end of year	47,591	29,133
Greenwich Street Series Fund
Appreciation Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.136	1.137
Number of units outstanding at end of year	237,326	203,714
Diversified Strategic Income Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.011	1.012
Number of units outstanding at end of year	32,007	523,138
Equity Index Portfolio Class II (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.141	1.141
Number of units outstanding at end of year	—	46,322
Fundamental Value Portfolio (12/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year.	1.172	1.173
Number of units outstanding at end of year	423,086	387,824

APPENDIX B
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Ten for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

Janus Aspen Series
Aggressive Growth Portfolio — Service Shares (5/00)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.158	1.158
Number of units outstanding at end of year	28,104	17,376
PIMCO Variable Insurance Trust
Total Return Bond Portfolio — Administrative Class (5/01) *
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.002	1.003
Number of units outstanding at end of year	359,558	284,980
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.137	1.138
Number of units outstanding at end of year	4,558	52,475
Putnam VT Small Cap Value Fund — Class I B Shares (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.220	1.221
Number of units outstanding at end of year	98,292	16,781
Putnam VT Voyager II Fund — Class IB Shares (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.233	1.233
Number of units outstanding at end of year	—	19,152
Salomon Brothers Variable Series Fund, Inc.
Capital Fund (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.127	1.127
Number of units outstanding at end of year	74,887	277,708
Investors Fund (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.133	1.134
Number of units outstanding at end of year	14,994	76,156
Small Cap Growth Fund (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.255	1.255
Number of units outstanding at end of year	22,533	3,283
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.127	1.128
Number of units outstanding at end of year	—	29,747
Smith Barney Premier Selections All Cap Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.197	1.198
Number of units outstanding at end of year	917	1,868

APPENDIX B
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Ten for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

The Travelers Series Trust
Equity Income Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.129	1.130
Number of units outstanding at end of year	10,873	27,813
Large Cap Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.137	1.138
Number of units outstanding at end of year	8,222	36,628
MFS Emerging Growth Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.218	1.219
Number of units outstanding at end of year	25,458	4,324
MFS Research Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.151	1.151
Number of units outstanding at end of year	20,414	614
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.206	1.206
Number of units outstanding at end of year	12,840	3,553
Alliance Growth Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.148	1.148
Number of units outstanding at end of year	85,438	122,403
MFS Total Return Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.080	1.081
Number of units outstanding at end of year	476,441	348,528
Smith Barney Aggressive Growth Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.212	1.213
Number of units outstanding at end of year	522,726	395,035
Smith Barney High Income Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.037	1.037
Number of units outstanding at end of year	29,916	54,303
Smith Barney International All Cap Growth Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.168	1.169
Number of units outstanding at end of year	1,076	—
Smith Barney Large Capitalization Growth Portfolio (10/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.181	1.181
Number of units outstanding at end of year	61,317	220,733

APPENDIX B
CONDENSED FINANCIAL INFORMATION

The Travelers Separate Account Ten for Variable Annuities
Accumulation Unit Values (continued)

	Period from October 1, 2001 to December 31, 2001

Portfolio Name	With E.S.P.	Without E.S.P.

Smith Barney Large Cap Value Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.101	1.101
Number of units outstanding at end of year	171,941	140,595
Smith Barney Mid Cap Core Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.232	1.233
Number of units outstanding at end of year	97,391	106,957
Smith Barney Money Market Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.000	1.000
Number of units outstanding at end of year	207,523	4,696,068
Travelers Managed Income Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	0.980	0.981
Number of units outstanding at end of year	126,164	86,039
Van Kampen Enterprise Portfolio (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.193	1.194
Number of units outstanding at end of year	46,933	—
Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class I (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.134	1.134
Number of units outstanding at end of year	69,805	81,986
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.215	1.215
Number of units outstanding at end of year	—	20,516
Variable Insurance Products Fund II
Contrafund Portfolio — Service Class (11/99)
Unit Value at beginning of year	1.000	1.000
Unit Value at end of year	1.118	1.119
Number of units outstanding at end of year	74,817	61,062

The financial statements of Separate Account Ten and the financial statements of The Travelers Life and Annuity Company are contained in the SAI. The date indicated next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funds not listed had no amounts allocated to them or were not yet available as of December 31, 2001.

*	The Fund’s name has changed — please see the prospectus.

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12948S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12948S-TLAC.

Name:
Address:

D-1

L-12948	May 1, 2002

Travelers Portfolio Architect 3 Variable Annuity Prospectus:

The Travelers Separate Account Nine For Variable Annuities
The Travelers Separate Account Ten For Variable Annuities

This prospectus describes Travelers Portfolio Architect 3 Variable Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Capital Appreciation Fund	Salomon Brothers Variable Series Fund Inc.
Money Market Portfolio	Capital Fund
AIM Variable Insurance Funds	Investors Fund
AIM V.I. Premier Equity Fund – Series I(1)	Large Cap Growth Fund
Alliance Variable Product Series Fund, Inc.	Small Cap Growth Fund
Premier Growth Portfolio - Class B	Travelers Series Fund Inc.
Credit Suisse Trust(2)	AIM Capital Appreciation Portfolio
Credit Suisse Emerging Markets Portfolio	Alliance Growth Portfolio
Delaware VIP Trust(3)	MFS Total Return Portfolio
VIP REIT Series - Standard Class(4)	The Travelers Series Trust
Dreyfus Variable Investment Fund	Convertible Securities Portfolio(6)
Appreciation Portfolio — Initial Shares	Disciplined Mid Cap Stock Portfolio
Small Cap Portfolio — Initial Shares	Equity Income Portfolio
Franklin Templeton Variable Insurance Products Trust	Federated High Yield Portfolio
Mutual Shares Securities Fund – Class 2	Federated Stock Portfolio
Templeton Growth Securities Fund – Class 2	Large Cap Portfolio
Greenwich Street Series Fund	Lazard International Stock Portfolio
Emerging Growth Fund	MFS Emerging Growth Portfolio
Equity Index Portfolio — Class II Shares	MFS Mid Cap Growth Portfolio
Growth and Income Fund	MFS Research Portfolio
Janus Aspen Series	Travelers Quality Bond Portfolio
Balanced Portfolio — Service Shares	Van Kampen Life Investment Trust
Global Life Sciences Portfolio — Service Shares	Comstock Portfolio Class II Shares
Global Technology Portfolio — Service Shares	Enterprise Portfolio Class II Shares
Worldwide Growth Portfolio — Service Shares	Variable Insurance Products Fund II (Fidelity)
PIMCO Variable Insurance Trust	Contrafund® Portfolio — Service Class 2
Total Return Portfolio — Administrative Class(5)	Variable Insurance Products Fund III (Fidelity)
Putnam Variable Trust	Dynamic Capital Appreciation Portfolio – Service Class 2
Putnam VT International Growth Fund — Class IB Shares	Mid Cap Portfolio — Service Class 2
Putnam VT Small Cap Value Fund – Class IB Shares
Putnam VT Voyager II Fund — Class IB Shares

(1) formerly AIM V.I. Value Fund	(4) formerly REIT Series
(2) formerly Credit Suisse Warburg Pincus Trust	(5) formerly Total Return Bond Portfolio
(3) formerly Delaware Group Premium Fund, Inc.	(6) formerly Convertible Bond Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix B for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

Index of Special Terms	2	Death Proceeds After Maturity Date	30
Summary	3	The Annuity Period	30
Fee Table	6	Maturity Date	30
Condensed Financial Information	14	Allocation of Annuity	30
The Annuity Contract	14	Variable Annuity	30
Contract Owner Inquiries	14	Fixed Annuity	31
Purchase Payments	14	Payment Options	31
Accumulation Units	14	Election of Options	31
The Variable Funding Options	15	Annuity Options	31
The Fixed Account	19	Variable Liquidity Benefit	32
Charges and Deductions	19	Miscellaneous Contract Provisions	32
General	19	Right to Return	32
Withdrawal Charge	20	Termination	32
Free Withdrawal Allowance	20	Required Reports	33
Transfer Charge	20	Suspension of Payments	33
Administrative Charges	20	The Separate Accounts	33
Mortality and Expense Risk Charge	21	Performance Information	33
E.S.P. Charge	21	Federal Tax Considerations	34
Variable Liquidity Benefit Charges	21	Non-Resident Aliens	34
Variable Funding Option Expenses	21	General Taxation of Annuities	34
Premium Tax	21	Types of Contracts: Qualified or Nonqualified	35
Changes in Taxes Based Upon Premium or Value	21	Nonqualified Annuity Contracts	35
Transfers	22	Puerto Rico Tax Considerations	35
Dollar Cost Averaging	22	Qualified Annuity Contracts	36
Access to Your Money	23	Penalty Tax for Premature Distributions	36
Systematic Withdrawals	24	Diversification Requirements for Variable	36
Loans	24	Annuities	36
Ownership Provisions	24	Ownership of the Investments	36
Types of Ownership	24	Mandatory Distributions for Qualified Plans	37
Contract Owner	24	Taxation of Death Benefit Proceeds	37
Beneficiary	24	Other Information	37
Annuitant	25	The Insurance Companies	37
Contingent Annuitant	25	Financial Statements	37
Death Benefit	25	Distribution of Variable Annuity Contracts	37
Death Proceeds Before the Maturity Date	25	Conformity with State and Federal Laws	38
E.S.P	26	Voting Rights	38
Payment of Proceeds	27	Legal Proceedings and Opinions	38
Spousal Contract Continuance	28	The Travelers Insurance Company	38
Beneficiary Contract Continuance	29	The Travelers Life and Annuity Company	38
Planned Death Benefit	29	Appendix A: The Fixed Account	A-1
		Appendix B: Contents of the Statement of
		Additional Information	B-1

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	14	Contract Year	14
Accumulation Period	14	Death Report Date	25
Annuitant	25	Fixed Account	A-1
Annuity Payments	30	Joint Owner	24
Annuity Unit	14	Maturity Date	30
Cash Surrender Value	23	Net Investment Rate	31
Contingent Annuitant	25	Purchase Payment	14
Contract Date	14	Underlying Fund	15
Contract Owner	24	Variable Funding Option(s)	15
Contract Value	14	Written Request	14

Summary:
Travelers Portfolio Architect 3 Variable Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Nine for Variable Annuities (“Separate Account Nine”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Ten for Variable Annuities (“Separate Account Ten”). When we refer to the Separate Account, we are referring to either Separate Account Nine or Separate Account Ten, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.70%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years four and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available when either the annuitiant or owner is age 76 or older on the Rider Effective Date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? Travelers Portfolio Architect 3 was not offered for sale until 2002. Therefore, there were no accumulation unit values as of December 31, 2001, the Separate Account’s fiscal year end.

Are there any additional features? This Contract has other features you may be interested in. These include:

    ·   Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    ·   Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

    ·   Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

Withdrawal Charge

(as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	5%
3	4%
4 and over	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Transfer Charge	$0

  (We reserve the right to assess a transfer charge of up to $10 on transfers exceeding 12 per year.)

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

Without E.S.P.		With E.S.P.
Mortality and Expense Risk Charge	1.70%	Mortality and Expense Risk Charge	1.70%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
Total Separate Account Charges	1.85%	E.S.P. Charge	0.20%
		Total Separate Account Charges	2.05%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
Money Market Portfolio	0.32%	—	0.08%	0.40%(1)
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	0.60%	—	0.25%	0.85%(2)
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B*	1.00%	0.25%	0.04%	1.29%
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	0.76%	—	0.64%	1.40%(3)
Delaware VIP Trust
VIP REIT Series – Standard Class	0.75%	—	0.14%	0.89%(4)
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%(5)
Small Cap Portfolio — Initial Shares	0.75%	—	0.04%	0.79%(5)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2*	0.60%	0.25%	0.19%	1.04%(6)
Templeton Growth Securities Fund — Class 2*	0.80%	0.25%	0.05%	1.10%(7)
Greenwich Street Series Fund
Emerging Growth Fund	0.95%	—	0.23%	1.18%(8)
Equity Index Portfolio — Class II Shares*	0.21%	0.25%	0.03%	0.49%(8)
Growth and Income Fund	0.65%	—	0.29%	0.94%(8)
Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Global Life Sciences Portfolio — Service Shares*	0.65%	0.25%	0.17%	1.07%
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	0.25%	—	0.40%	0.65%(9)
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Putnam VT Voyager II Fund — Class IB Shares*	0.70%	0.25%	0.77%	1.72%
Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00%(10)
Investors Fund	0.70%	—	0.12%	0.82%(11)
Large Cap Growth Fund	0.75%	—	0.25%	1.00%
Small Cap Growth Fund	0.75%	—	0.72%	1.47%(12)
The Travelers Series Trust
Convertible Securities Portfolio	0.60%	—	0.19%	0.79%(13)
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
Equity Income Portfolio	0.75%	—	0.04%	0.79%(14)
Federated High Yield Portfolio	0.65%	—	0.24%	0.89%
Federated Stock Portfolio	0.63%	—	0.18%	0.81%
Large Cap Portfolio	0.75%	—	0.04%	0.79%(15)
Lazard International Stock Portfolio	0.83%	—	0.18%	1.01%
MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
MFS Research Portfolio	0.80%	—	0.12%	0.92%
Travelers Quality Bond Portfolio	0.32%	—	0.13%	0.45%

Funding Options	Management Fee (after reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement	Total Annual Operating Expenses (after expense reimbursement)

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83%(16)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(16)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(16)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.19%	1.04%(8)
Enterprise Portfolio Class II Shares*	0.48%	0.25%	0.12%	0.85%(17)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.07%	0.90%(18)
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2*	0.58%	0.25%	0.85%	1.68%(19)
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(20)

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

     (1)   Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio’s fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

     (2)   Effective May 1, 2002 the Funds’ name will change from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund.

     (3)   Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2001, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.64% and 1.89%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2001, net of any fee waivers or expense reimbursements.

     (4)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (5)   The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

     (6)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

     (7)   The Fund administration fee is paid indirectly through the Management Fee for Templeton Growth Securities Fund — Class 2. The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

     (8)   Expenses are as of December 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (9)   “Other Expenses” reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (10)   The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (11)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (12)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

     (13)   As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

     (14)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

     (15)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

     (16)   Expenses are as of October 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (17)   If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II Shares would have been 0.87%.

     (18)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio — Service Class 2 would have been 0.94%.

     (19)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2 would have been 3.77%. The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.75%. This arrangement can be discontinued by the fund’s manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.58%, 0.92% and 1.75%, res pectively.

     (20)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples assume that the $30 annual contract administrative charge is equivalent to 0.020% of the Separate Account contract value.

EXAMPLE: WITH E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses with the E.S.P. option selected:

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	89	130	153	323	29	90	153	323
Money Market Portfolio	85	117	132	281	25	77	132	281
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	90	130	154	324	30	90	154	324
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	94	143	175	365	34	103	175	365
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	95	147	180	375	35	107	180	375
Delaware VIP Trust
VIP REIT Series – Standard Class	90	132	156	328	30	92	156	328
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	89	128	150	318	29	88	150	318
Small Cap Portfolio — Initial Shares	89	129	151	319	29	89	151	319
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	91	136	163	342	31	96	163	342
Templeton Growth Securities Fund — Class 2	92	138	166	348	32	98	166	348
Greenwich Street Series Fund
Emerging Growth Fund	93	140	170	355	33	100	170	355
Equity Index Portfolio – Class II Shares	86	120	136	290	26	80	136	290
Growth and Income Fund	90	133	158	333	30	93	158	333
Janus Aspen Series
Balanced Portfolio — Service Shares	90	132	157	330	30	92	157	330
Global Life Sciences Portfolio — Service Shares	92	137	164	345	32	97	164	345
Global Technology Portfolio — Service Shares	90	133	159	334	30	93	159	334
Worldwide Growth Portfolio — Service Shares	90	133	158	333	30	93	158	333
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	88	124	144	305	28	84	144	305
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	93	140	170	356	33	100	170	356
Putnam VT Small Cap Value Fund — Class IB Shares	94	145	178	370	34	105	178	370
Putnam VT Voyager II Fund — Class IB Shares	98	156	195	403	38	116	195	403

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Salomon Brothers Variable Series Fund Inc.
Capital Fund	91	135	161	338	31	95	161	338
Investors Fund	89	129	152	321	29	89	152	321
Large Cap Growth Fund	91	135	161	338	31	95	161	338
Small Cap Growth Fund	96	149	184	381	36	109	184	381
The Travelers Series Trust
Convertible Securities Portfolio	89	129	151	319	29	89	151	319
Disciplined Mid Cap Stock Portfolio	89	130	153	322	29	90	153	322
Equity Income Portfolio	89	129	151	319	29	89	151	319
Federated High Yield Portfolio	90	132	156	328	30	92	156	328
Federated Stock Portfolio	89	129	152	320	29	89	152	320
Large Cap Portfolio	89	129	151	319	29	89	151	319
Lazard International Stock Portfolio	91	135	162	339	31	95	162	339
MFS Emerging Growth Portfolio	90	132	156	328	30	92	156	328
MFS Mid Cap Growth Portfolio	90	132	157	331	30	92	157	331
MFS Research Portfolio	90	132	157	331	30	92	157	331
Travelers Quality Bond Portfolio	86	118	134	286	26	78	134	286
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	89	130	153	322	29	90	153	322
Alliance Growth Portfolio	89	129	152	321	29	89	152	321
MFS Total Return Portfolio	89	130	153	322	29	90	153	322
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	91	136	163	342	31	96	163	342
Enterprise Portfolio Class II Shares	90	130	154	324	30	90	154	324
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	90	132	156	329	30	92	156	329
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	98	155	193	399	38	115	193	399
Mid Cap Portfolio — Service Class 2	90	131	155	327	30	91	155	327

EXAMPLE: WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses without the E.S.P. option selected:

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	87	124	143	304	27	84	143	304
Money Market Portfolio	83	111	122	261	23	71	122	261
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	88	124	144	305	28	84	144	305
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	92	137	165	347	32	97	165	347
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	93	141	171	357	33	101	171	357
Delaware VIP Trust
VIP REIT Series – Standard Class	88	126	146	309	28	86	146	309
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	87	122	141	298	27	82	141	298
Small Cap Portfolio — Initial Shares	87	123	141	299	27	83	141	299
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	89	130	153	323	29	90	153	323
Templeton Growth Securities Fund — Class 2	90	132	156	329	30	92	156	329
Greenwich Street Series Fund
Emerging Growth Fund	91	134	160	336	31	94	160	336
Equity Index Portfolio — Class II Shares	84	114	126	270	24	74	126	270
Growth and Income Fund	88	127	148	314	28	87	148	314
Janus Aspen Series
Balanced Portfolio — Service Shares	88	126	147	311	28	86	147	311
Global Life Sciences Portfolio — Service Shares	90	131	155	326	30	91	155	326
Global Technology Portfolio — Service Shares	89	127	149	315	29	87	149	315
Worldwide Growth Portfolio — Service Shares	88	127	148	314	28	87	148	314
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	86	118	134	286	26	78	134	286
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	91	135	161	337	31	95	161	337
Putnam VT Small Cap Value Fund — Class IB Shares	92	139	168	352	32	99	168	352
Putnam VT Voyager II Fund — Class IB Shares	96	150	186	385	36	110	186	385
Salomon Brothers Variable Series Fund Inc.
Capital Fund	89	129	151	319	29	89	151	319
Investors Fund	87	124	142	302	27	84	142	302
Large Cap Growth Fund	89	129	151	319	29	89	151	319
Small Cap Growth Fund	94	143	174	363	34	103	174	363

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

The Travelers Series Trust
Convertible Securities Portfolio	87	123	141	299	27	83	141	299
Disciplined Mid Cap Stock Portfolio	87	124	143	303	27	84	143	303
Equity Income Portfolio	87	123	141	299	27	83	141	299
Federated High Yield Portfolio	88	126	146	309	28	86	146	309
Federated Stock Portfolio	87	123	142	301	27	83	142	301
Large Cap Portfolio	87	123	141	299	27	83	141	299
Lazard International Stock Portfolio	89	129	152	320	29	89	152	320
MFS Emerging Growth Portfolio	88	126	146	309	28	86	146	309
MFS Mid Cap Growth Portfolio	88	127	147	312	28	87	147	312
MFS Research Portfolio	88	127	147	312	28	87	147	312
Travelers Quality Bond Portfolio	84	112	124	266	24	72	124	266
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	87	124	143	303	27	84	143	303
Alliance Growth Portfolio	87	124	142	302	27	84	142	302
MFS Total Return Portfolio	87	124	143	303	27	84	143	303
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	89	130	153	323	29	90	153	323
Enterprise Portfolio Class II Shares	88	124	144	305	28	84	144	305
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	88	126	146	310	28	86	146	310
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	96	149	184	382	36	109	184	382
Mid Cap Portfolio — Service Class 2	88	125	145	308	28	85	145	308

CONDENSED FINANCIAL INFORMATION

Travelers Portfolio Architect 3 was not offered for sale until 2002. Therefore, there is no condensed financial information available as of December 31, 2001, the separate account’s fiscal year end.

THE ANNUITY CONTRACT

Travelers Portfolio Architect 3 Variable Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compa re the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9368 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price both in rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund	Seeks to achieve long-term growth of capital by investing primarily in equity securities of undervalued companies. Income is a secondary objective.	AIM Advisers, Inc.
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	Seeks long-term growth of capital by investing in equity securities of companies located in or conducting a majority of their business in emerging markets..	Credit Suisse Asset Management, LLC

Funding Option	Investment Objective	Investment Adviser/Subadviser
Delaware VIP Trust
VIT REIT Series – Standard Class	Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITS).	Delaware Management Company, Inc.
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	Seeks primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The portfolio invests primarily in the common stocks of domestic and foreign issuers.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.
Small Cap Portfolio — Initial Shares	Seeks to maximize capital appreciation by investing at least 80% of its assets in the stocks of small-cap companies. Small-cap companies are defined as those with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund – Class 2	Seeks to achieve capital appreciation by investing primarily in equity securities of companies believed to be available at market prices less than their value based on certain recognized or objective criteria.	Franklin Mutual Advisers, LLC
Templeton Growth Securities Fund – Class 2	Seeks capital growth by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	Templeton Global Advisors Limited, Inc.
Greenwich Street Series Fund
Emerging Growth Portfolio	Seeks capital appreciation by investing primarily in common stocks of emerging companies, without regard to market capitalization.	Salomon Brothers Asset Management Inc. (“SBAM”)
Equity Index Portfolio — Class II Shares	Seeks to replicate, before deduction of expenses, the total return performance of the S&P 500 Index.	Travelers Investment Management Co. (“TIMCO”)
Growth and Income Portfolio	Seeks income and long-term capital growth by investing in the equity securities of companies with consistent dividend-paying histories, the capacity to raise dividends in the future, and the potential for capital appreciation.	SBAM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital
Global Life Sciences Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies with a life science orientation.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies likely to benefit significantly from advances in technology.	Janus Capital
Worldwide Growth Portfolio – Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital

Funding Option	Investment Objective	Investment Adviser/Subadviser
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on value stocks.	Putnam
Putnam VT Voyager II Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	SBAM
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM
Large Cap Growth Fund	Seeks long-term growth of capital by investing primarily in equity securities of companies with total market capitalizations of $5 billion or more at the time of investment.	SBAM
Small Cap Growth Fund	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index.	SBAM
The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation by investing in convertible bond securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities.	TAMIC
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in equity securities. The Fund normally invests primarily in income producing equities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Federated High Yield Portfolio	Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.	TAMIC Subadviser: Federated Investment Counseling, Inc.

Funding Option	Investment Objective	Investment Adviser/Subadviser
Federated Stock Portfolio	Seeks growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies (i.e., leaders in their industries and characterized by sound management and the ability to finance expected growth).	TAMIC Subadviser: Federated Investment Counseling, Inc.
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation by investing primarily in the equity securties of non-United States companies (i.e., incorporated or organized outside the United States).	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio’s investment objective.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation.	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital..	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: MFS
Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)

Enterprise Portfolio — Class II Shares	Seeks capital appreciation through investments believed by the Adviser to have above-average potential for capital appreciation.	VKAM
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products III
Dynamic Capital Appreciation Portfolio — Service Class 2	Seeks capital appreciation by investing primarily in common stocks of both domestic and foreign issuers.	FMR
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix A for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners, the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts, sales and marketing expenses including commission payments to your sales agent, and other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value, and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for four years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	5%
3	4%
4 and over	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if a lifetime annuity payout has begun
    under the Managed Distribution Program
    if you elect annuity payments for a fixed period of at least five years, or if amounts withdrawn under this Contract are applied to other Contract(s) issued by us or our affiliates (subject to our approval).

Free Withdrawal Allowance

The free withdrawal allowance does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second contract year, you may withdraw up to 15% of the contract value annually, without a withdrawal charge. In addition, if you have enrolled in our systematic withdrawal program and have made an initial purchase payment of at least $50,000, you may withdraw up to 15% of the contract value in the first contract year without incurring a withdrawal charge. (If you have purchase payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of purchase payments no longer subject to a withdrawal charge. (Note: Any free withdrawal taken will reduce purchase payments no longer subject to a withdrawal charge.) The available free withdrawal amount is 15% of the contract value at the end of the previous contract year.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product, and is equal to 1.70% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred;
        the number of transfers you made within the previous three months;
        whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
        whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Prog ram on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the Fixed Account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See “Federal Tax Considerations.”) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death the contingent annuitant becomes the annuitant
    all other rights and benefits will continue in effect

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax, prior withdrawals and/or outstanding loans.

Note: If the owner dies before the annuitant, the death benefit is recalculated, replacing all references to “annuitant” with “owner.”

Death Proceeds Before the Maturity Date

Annual Step-Up Death Benefit

The death benefit will be the greatest of:	the contract value
the total purchase payments made under this
Contract; or
the Step-Up Value, if any, as described below

Step-Up Value

A Step-Up Value will be established on each contract date anniversary. The Step-Up Value will initially equal the contract value on that anniversary. Whenever you make an additional purchase payment, we will increase the Step-Up Value by the amount of that purchase payment. Whenever you make a withdrawal, we will reduce the Step-Up Value by a partial surrender reduction as described below. On each contract date anniversary that occurs before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value is greater than the Step-Up Value, we will reset the Step-Up Value to equal the contract value on that date. If the Step-Up Value is greater than the contract value, the Step-Up Value will remain unchanged. We will not reduce the Step-Up Value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes made to the Step-Up Value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals as described below. If the death report date is before the first contract date anniversary, there is no Step-Up Value.

Partial Surrender Reduction If you make a withdrawal, we will reduce the Step-Up Value by a partial surrender reduction which equals (1) the death benefit value in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

             50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

             50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

             50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

             50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Non-Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.		Yes

Non-Spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the spouse elects to continue the contract.	Yes

Non-Spousal Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the spouse elects to continue the contract.

		A spouse who is not the beneficiary may decline to receive the proceeds and instruct the company to pay the beneficiary who may take a lump sum or elect to continue the contract.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

		Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Spousal Contract Continuance (Subject to Availability - Does Not Apply if a Non-Spouse is a Joint Owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. The E.S.P. option is not available to a beneficiary who has continued the Contract under this provision. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor, or (d) ) for a fixed amount or fixed period. We may require proof that the annuitant is alive before w e make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 95th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 95th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period. We will make periodic payments for the period selected.

Option 6 – Other Annuity Options – We will make any other arrangements for annuity payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Separate Account Nine and Separate Account Ten, respectively. Both Separate Account Nine and Separate Account Ten were established on June 18, 1999 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Separate Account Nine and Separate Account Ten for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get fully credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually.. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to the sale of the Contracts. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

APPENDIX A

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

A-1

APPENDIX B

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12948S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12948S-TLAC.

Name:
Address:

B-1

L-12961	May 1, 2002

                               TRAVELERS VINTAGE 3
                         TRAVELERS PORTFOLIO ARCHITECT 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2002

                                       for

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in  conjunction  with, the  Individual  Variable  Annuity
Contract  Prospectus dated May 1, 2002. A copy of the Prospectus may be obtained by writing to The Travelers  Insurance Company,  Annuity Investor Services,  One
Tower Square, Hartford,  Connecticut 06183-9061, or by calling 1-800-842-8573 or
by   accessing   the   Securities   and   Exchange   Commission's   website   at
http://www.sec.gov.

FINANCIAL STATEMENTS ......................................................

                                       1

                              THE INSURANCE COMPANY

           The Travelers Insurance Company (the "Company"), is a stock insurance company  chartered  in 1864  in  Connecticut  and  continuously  engaged  in the insurance  business  since that time.  The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia,
Puerto Rico,  Guam, the U.S. and British Virgin  Islands,  and the Bahamas.  The
Company's  Home  Office is located at One Tower  Square,  Hartford,  Connecticut
06183, and its telephone number is (860) 277-0111.

           The Company is a wholly owned  subsidiary of PFS Services Inc., which is an indirect,  wholly owned  subsidiary  of Citigroup  Inc.  ("Citigroup"),  a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer,  Global
Corporate,  Global  Investment  Management and Private  Banking,  and Investment
Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner").  An annual statement covering the operations  of the  Company for the  preceding  year,  as well as its  financial conditions as of December 31 of such year,  must be filed with the  Commissioner in a prescribed  format on or before March 1 of each year.  The Company's  books and  assets are  subject to review or  examination  by the  Commissioner  or his agents at all times,  and a full  examination  of its operations is conducted at least once every four years.

           The Company is also subject to the insurance laws and  regulations of all other  states in which it is  licensed to operate.  However,  the  insurance departments of each of these states  generally  apply the laws of the home state
(jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE  ACCOUNT.  Separate Account Nine meets the definition of a separate account under the federal  securities  laws, and will comply with the provisions of the 1940 Act.  Additionally,  the  operations  of Separate  Account  Nine are subject to the provisions of Section 38a-433 of the Connecticut General Statutes
which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no  restrictions on the  investments of the Separate  Account,  and the
Commissioner  has  adopted no  regulations  under the  Section  that  affect the
Separate Account.

                              PRINCIPAL UNDERWRITER

           Travelers  Distribution LLC ("TDLLC") serves as principal underwriter for Separate Account Nine and the Contracts. The offering is continuous. TDLLC's
principal  executive  offices  are  located  at  One  Tower  Square,   Hartford,
Connecticut. TDLLC is affiliated with the Company and Separate Account Nine.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

           Under  the  terms  of the  Distribution  and  Principal  Underwriting
Agreement  among  Separate  Account Nine,  TDLLC and the Company,  TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the
Contracts.  The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at
4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency.  A business day is any day the New York Stock Exchange is open.
It is expected  that the Exchange will be closed on Saturdays and Sundays and on the  observed  holidays  of  New  Year's  Day,  Martin  Luther  King,  Jr.  Day,
President's  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  Day  and  Christmas  Day.  Each  security  traded  on  a  national securities  exchange is valued at the last  reported  sale price on the business day.  If there has been no sale on that day,  then the value of the  security is taken to be the mean  between the  reported bid and asked prices on the business day or on the basis of quotations  received from a reputable broker or any other recognized source.

                                       2

           Any security  not traded on a  securities  exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean  between the quoted bid and asked  prices on the business day or on the basis of  quotations  received  from a  reputable  broker or any other recognized source.

           Securities   traded  on  the   over-the-counter-market   and   listed
securities  with no  reported  sales  are  valued at the mean  between  the last reported  bid and asked  prices or on the basis of  quotations  received  from a reputable broker or other recognized source.

           Short-term  investments  for which a quoted market price is available are valued at market.  Short-term  investments  maturing in more than sixty days for which there is no  reliable  quoted  market  price are valued by "marking to market"  (computing a market value based upon quotations from dealers or issuers for  securities of a similar type,  quality and  maturity.)  "Marking to market"
takes into account  unrealized  appreciation or  depreciation  due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable  quoted  market  price are valued at  amortized  cost which approximates market.

THE CONTRACT  VALUE:  The value of an  Accumulation  Unit on any business day is determined by  multiplying  the value on the  preceding  business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure  the  investment  performance  of a Funding  Option  from one valuation period to the next. The net investment factor for a Funding Option for any  valuation  period is equal to the sum of 1.000000  plus the net  investment rate (the gross  investment rate less any applicable  Funding Option  deductions during the  valuation  period  relating to the mortality and expense risk charge and the administrative  expense charge).  The gross investment rate of a Funding
Option is equal to (a) minus (b), divided by (c) where:

      (a) = investment income plus capital gains and losses (whether realized or unrealized);
      (b) = any deduction for applicable taxes  (presently  zero); and
      (c) = the value of the assets  of the funding  option at the  beginning of the valuation period.

           The gross  investment  rate may be either  positive  or  negative.  A
Funding Option's  investment income includes any distribution  whose ex-dividend date occurs during the valuation period.

ACCUMULATION  UNIT VALUE.  The value of the  accumulation  unit for each Funding
Option was initially  established at $1.00. The value of an accumulation unit on any  business  day is  determined  by  multiplying  the  value on the  preceding business day by the net investment  factor for the valuation  period just ended.
The net  investment  factor is calculated for each Funding Option and takes into account  the  investment  performance,  expenses  and the  deduction  of certain expenses.

ANNUITY UNIT VALUE.  The initial  Annuity Unit Value  applicable to each Funding
Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the  value  of the  Annuity  Unit on the  preceding  business  day, multiplied by (b) the  corresponding  net investment factor for the business day just ended,  divided by (c) the assumed net investment  factor for the valuation period.  (For  example,  the assumed net  investment  factor  based on an annual assumed  net  investment  rate  of 3.0%  for a  valuation  period  of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                             PERFORMANCE INFORMATION

           From  time to  time,  the  Company  may  advertise  several  types of historical  performance  for the Funding  Options of the Separate  Account.  The
Company may advertise the  "standardized  average  annual total  returns" of the
Funding Options available  through the Separate Account,  calculated in a manner
prescribed  by  the  Securities  and  Exchange   Commission,   as  well  as  the
"nonstandardized total returns," as described below:

           STANDARDIZED  METHOD.  Quotations of average annual total returns are computed  according to a formula in which a hypothetical  initial  investment of
$1,000 is allocated to the Funding Option, and then related to ending redeemable values over one-, five- and ten-year periods,  or for a period covering the time during which the Funding  Option has been in  existence,  if less.  If a Funding
Option has been in existence for less than one year, the "since inception" total return performance  quotations are year-to-date and are not average annual total returns.  These quotations reflect the deduction of all recurring charges during each  period  (on a pro  rata  basis  in the case of  fractional  periods).  The deduction  for the  annual  contract  administrative  charge is  converted  to a percentage of assets based on the actual fee  collected,  divided by the average net assets per  contract  sold under the  Prospectus  to which this SAI relates.
Each  quotation  assumes a total

                                       3

redemption  at the end of each  period  with the  applicable  withdrawal  charge deducted at that time. Because the Portfolio  Architect 3 contracts described in this Statement of Additional  Information  were not offered for sale until 2002, there is no standardized performance information yet available.

           NONSTANDARDIZED  METHOD.  Nonstandardized  "total  returns"  will  be calculated in a similar manner based on the  performance of the Funding  Options over a period of time, usually for the calendar  year-to-date,  and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract  administrative  charge,  which, if reflected,  would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

           For  Funding  Options  that  were in  existence  before  they  became available under the Separate Account,  the nonstandardized  average annual total return  quotations  will reflect the  investment  performance  that such Funding
Options would have achieved  (reduced by the  applicable  charges) had they been held under the Contract for the period quoted.  The total return  quotations are based upon historical earnings and are not necessarily  representative of future performance.

           Average annual total returns for each of the Funding Options computed according to the nonstandardized  method for the period ending December 31, 2001 are set forth in the following table.

                                       4

                           TRAVELERS VINTAGE 3 ANNUITY
                     STANDARDIZED PERFORMANCE AS OF 12/31/01

------------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                         1 Year           5 Years           10 Years (or inception)
-----------------------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                         -                -             -20.89%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                               -                -             -18.97%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                               -21.95%             -             -14.92%           11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*                              -25.60%             -             -16.17%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund-Class 2*                              -22.73%             -             -13.06%          11/17/99
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund-Class 2*                                     -26.27%             -              -5.79%           11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund-Class 2*                               -7.58%             -               1.03%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                                      -15.87%             -              -4.32%          11/18/99
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                                     -21.06%             -             -12.68%           11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R)Portfolio-Service Class*                    -21.05%            -              -8.76%          11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund - Class 2*                                      -23.65%             -             -12.13%           11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Aggressive Growth Portfolio-Service Class*           -45.59%             -             -45.34%            5/1/00
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                          -25.53%             -             -17.71%          11/26/99
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                           -42.51%             -             -18.44%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                                  -30.15%             -             -16.34%          11/18/99
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares*                     -                -             -21.51%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares*                          -                -               0.33%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares*                               -                -             -26.23%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                                   -8.20%             -               5.23%          11/26/99
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                                -13.65%             -               0.44%          11/10/99
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                         -16.42%             -               4.86%          11/24/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                                -13.59%             -               9.08%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                                     -13.50%             -              -5.54%           11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Portfolio                                -14.66%             -               2.61%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio                     -38.00%             -             -24.06%           12/6/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                                      -                -             -18.19%          11/18/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                                 -21.20%             -             -10.75%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                                  -17.28%             -              -5.70%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio                                     -18.91%             -               5.00%          11/16/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio                   -                -             -18.10%           11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio                      -                -             -13.47%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund-Class 2*                              -24.33%             -              -9.50%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                                    -38.29%             -             -13.67%           11/3/99
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                         -29.07%             -             -16.56%           11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                               -                -              -3.21%           11/9/99
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Portfolio                      -6.98%             -              -3.07%            5/1/01
-----------------------------------------------------------------------------------------------------------------------------------

                                       5

                           TRAVELERS VINTAGE 3 ANNUITY
     STANDARDIZED PERFORMANCE AS OF 12/31/01 (CONTINUED FROM PREVIOUS PAGE)

-----------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                          1 Year          5 Years            10 Years (or inception)
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                                      -13.29%             -             -10.35%           11/8/99
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                                       -3.48%             -               1.02%          11/17/99
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                               -9.91%             -               1.73%          11/12/99
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                                      -6.47%             -              -0.99%          11/26/99
-----------------------------------------------------------------------------------------------------------------------------------

                           TRAVELERS VINTAGE 3 ANNUITY
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/01

                                                                                CUMULATIVE RETURNS
                                                              --------------------------------------------------------
                  STANDARD DEATH BENEFIT                        YTD         1 YR        3YR        5YR       10YR
----------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                            -25.32%      -25.32%     -8.18%     15.86%      -
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                           -14.35%      -14.35%     -8.83%     43.29%      -
----------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                     -15.12%      -15.12%    -11.88%     40.83%      -
----------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*                    -19.09%      -19.09%    -14.58%     62.40%      -
----------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund-Class 2*                    -15.97%      -15.97%     11.03%       -         -
----------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund-Class 2*                           -19.82%      -19.82%     26.45%    113.01%    271.03%
----------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund-Class 2*                      0.47%        0.47%     15.77%     64.70%    186.32%
----------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                             -8.51%       -8.51%      0.55%     43.56%      -
----------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                           -14.15%      -14.15%     -9.88%     48.42%    178.85%
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio-Service Class*        -14.15%      -14.15%     -4.55%     47.73%      -
----------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund - Class 2*                            -16.98%      -16.98%     15.98%       -         -
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio - Service Shares*     -40.83%      -40.83%    -12.66%     26.81%      -
----------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                -19.02%      -19.02%    -14.02%     38.12%      -
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                 -37.48%      -37.48%    -15.27%     32.31%      -
----------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                        -24.04%      -24.04%    -14.85%       -         -
----------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares*        -21.71%      -21.71%      8.77%       -         -
----------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares*              17.09%       17.09%       -          -         -
----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares*                  -30.97%      -30.97%       -          -         -
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                         -0.17%       -0.17%     38.34%       -         -
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                       -6.10%       -6.10%     15.97%       -         -
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                -9.11%       -9.11%       -          -         -
----------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                       -6.03%       -6.03%       -          -         -
----------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                            -5.93%       -5.93%      1.72%     47.03%    130.41%
----------------------------------------------------------------------------------------------------------------------

                                                                             AVERAGE ANNUAL RETURNS
                                                               ---------------------------------------------------
                  STANDARD DEATH BENEFIT                        3YR         5YR    10YR           Inception
------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                             -2.80%      2.99%      -       10/10/95      3.61%
------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                            -3.03%      7.45%      -         5/5/93     11.10%
------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                      -4.13%      7.08%      -        6/20/94     12.68%
------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*                     -5.11%     10.18%      -        6/26/92     13.26%
------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund-Class 2*                      3.55%       -         -        4/30/97      9.00%
------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund-Class 2*                             8.13%     16.32%    14.00%      2/8/84     13.86%
------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund-Class 2*                      5.00%     10.49%    11.08%     2/28/85     11.86%
------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                              0.18%      7.50%      -        8/30/96      9.10%
------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                            -3.40%      8.21%    10.79%    11/30/91     11.73%
------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio-Service Class*         -1.54%      8.11%      -        1/31/95     13.74%
------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund - Class 2*                              5.06%       -         -         5/1/98      1.49%
------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio - Service Shares*      -4.41%      4.86%      -        9/13/93     10.20%
------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                 -4.91%      6.67%      -        8/30/96      8.61%
------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                  -5.37%      5.76%      -        8/30/96      6.41%
------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                         -5.21%       -         -        3/23/98     -3.10%
------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares*          2.84%       -         -         1/2/97      7.48%
------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares*                -          -         -        4/30/99     15.08%
------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares*                     -          -         -        9/28/00    -43.01%
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                         11.41%       -         -        2/17/98     12.96%
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                        5.06%       -         -        2/17/98      6.15%
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                  -          -         -        11/1/99     11.25%
------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                         -          -         -        11/1/99     12.26%
------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                             0.57%      8.01%     8.70%    10/16/91      8.98%
------------------------------------------------------------------------------------------------------------------
                                                                        CALENDAR YEAR RETURNS
                                                                    -----------------------------
                 STANDARD DEATH BENEFIT                             2000       1999       1998
-------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
-------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                  -12.21%    40.06%      14.84%
-------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                 -16.37%    27.28%      29.69%
-------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                           -19.88%    29.58%      26.43%
-------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*                          -18.46%    29.47%      44.97%
-------------------------------------------------------------------------------------------------
American Funds Global Growth Fund-Class 2*                          -20.51%    66.22%      26.11%
-------------------------------------------------------------------------------------------------
American Funds Growth Fund-Class 2*                                   2.36%    54.07%      32.47%
-------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund-Class 2*                            5.77%     8.94%      15.67%
-------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                                    6.93%     2.79%      10.13%
-------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                                 -11.15%    18.15%      25.99%
-------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio-Service Class*               -8.60%    21.64%      27.31%
-------------------------------------------------------------------------------------------------
Franklin Small Cap Fund - Class 2*                                  -18.22%    70.83%     -
-------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio - Service Shares*           -33.16%   120.83%      31.53%
-------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                      -16.20%    26.70%      32.82%
-------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                       -21.74%    73.19%      31.58%
-------------------------------------------------------------------------------------------------
MFS Research Portfolio                                               -7.49%    21.17%        -
-------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares*              -11.44%    56.86%      16.07%
-------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares*                    21.95%      -           -
-------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares*                           -         -           -
-------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                               15.85%    19.61%        -
-------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                             12.91%     9.39%        -
-------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                      14.38%      -           -
-------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                             13.39%      -           -
-------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                                  -2.43%    10.83%      16.71%
-------------------------------------------------------------------------------------------------

                                       6

                           TRAVELERS VINTAGE 3 ANNUITY
    NONSTANDARDIZED PERFORMANCE AS OF 12/31/01 (CONTINUED FROM PREVIOUS PAGE)

                                                                             CUMULATIVE RETURNS
                                                           -------------------------------------------------------
                  STANDARD DEATH BENEFIT                        YTD          1 YR       3YR        5YR       10YR
                                                           -------------------------------------------------------
Smith Barney Fundamental Value Portfolio                       -7.20%       -7.20%     30.96%     54.16%      -
------------------------------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio           -32.58%      -32.58%    -17.27%    -13.15%      -
------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                         -16.29%      -16.29%       -          -         -
------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                       -14.30%      -14.30%      0.15%       -         -
------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                        -10.04%      -10.04%     -2.26%     30.47%      -
------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio                           -11.82%      -11.82%       -          -         -
------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selection All Cap Growth Portfolio       -15.92%      -15.92%       -          -         -
------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio         -17.94%      -17.94%     18.16%       -         -
------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-Class 2*              -17.71%      -17.71%     -4.97%     13.08%      -
------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                          -32.89%      -32.89%     18.30%     88.09%      -
------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                               -22.86%      -22.86%    -20.42%     22.92%      -
------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                    1.33%        9.54%     15.04%       -         -
------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Portfolio             1.06%        1.06%      1.45%     12.05%    44.84%
------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                             -5.71%       -5.71%    -14.61%     -6.27%      -
------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                              4.57%        4.57%      9.26%     20.90%      -
------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                     -2.04%       -2.04%     12.57%     46.22%      -
------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                             1.58%        1.58%      8.34%     14.80%      -
------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio - 7 Day Yield              -0.36%  This yield quotation more closely reflects
                                                                     the current earnings of this fund.
------------------------------------------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL RETURNS
                                                           ----------------------------------------------------------
                  STANDARD DEATH BENEFIT                        3YR        5YR      10YR            Inception
                                                           ----------------------------------------------------------
Smith Barney Fundamental Value Portfolio                       9.40%      9.04%      -          12/3/93     12.08%
---------------------------------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio           -6.12%     -2.78%      -          6/20/94      0.49%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                           -          -         -          9/14/99     -3.67%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                        0.05%       -         -           5/1/98      5.83%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                        -0.76%      5.46%      -          6/20/94      9.26%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio                             -          -         -          11/1/99      8.24%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selection All Cap Growth Portfolio         -          -         -          9/14/99      6.40%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio          5.71%       -         -           2/7/97      4.24%
---------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-Class 2*              -1.68%      2.49%      -           5/1/92      7.41%
---------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                           5.76%     13.46%      -           7/3/95     15.08%
---------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                               -7.32%      4.21%      -          6/21/94      9.56%
---------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                   4.78%       -         -         12/31/97      4.55%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Portfolio            0.48%      2.30%     3.77%      10/16/91      3.79%
---------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                            -5.12%     -1.29%      -          6/22/94      2.35%
---------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                             2.99%      3.87%      -          6/28/94      4.33%
---------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
---------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                     4.02%      7.89%      -          6/20/94      9.40%
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
---------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                            2.70%      2.80%      -          6/20/94      2.81%
---------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio - 7 Day Yield

---------------------------------------------------------------------------------------------------------------------

                                                                    CALENDAR YEAR RETURNS
                                                           -----------------------------------
                  STANDARD DEATH BENEFIT                       2000       1999       1998
                                                           -----------------------------------
Smith Barney Fundamental Value Portfolio                         18.04%    19.56%       2.83%
----------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio             -25.33%    64.34%       4.33%
----------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                            -7.10%      -           -
----------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                          -8.83%    28.19%        -
----------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                           10.83%    -1.97%       7.60%
----------------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio                              15.52%      -           -
----------------------------------------------------------------------------------------------
Smith Barney Premier Selection All Cap Growth Portfolio          15.51%      -           -
----------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio             6.81%    34.81%      -5.75%
----------------------------------------------------------------------------------------------
Templeton International Securities Fund-Class 2*                 -4.34%    20.73%       6.78%
----------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                            -11.97%   100.26%      34.75%
----------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                 -16.38%    23.38%      22.59%
----------------------------------------------------------------------------------------------
BOND ACCOUNTS:
----------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                      8.77%    -1.86%       7.23%
----------------------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Portfolio               0.73%    -0.34%       4.25%
----------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                               -9.90%     0.51%      -1.60%
----------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                                5.71%    -1.16%       2.94%
----------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
----------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                       14.28%     0.55%       9.40%
----------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
----------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                               3.91%     2.64%       2.92%
----------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio - 7 Day Yield
--------------------------------------------------------------------------------------------------

The inception  date is the date that the underlying  fund commenced  operations.
*These funds offer multiple classes of shares. The performance above may reflect the fees and  performance  of another class of the same fund for periods  before the current class existed.  If the current  class's 12b-1 fee and other expenses were higher,  the performance shown would be lower. They may not be available in every jurisdiction.

                                       7

                     TRAVELERS PORTFOLIO ARCHITECT 3 ANNUITY
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/01

                                                                             CUMULATIVE RETURNS
---------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                 YTD          1 YR       3YR        5YR     10YR
---------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                            -25.19%      -25.19%     -7.54%     17.27%      -
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                           -14.18%      -14.18%     -8.20%     45.03%      -
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                     -14.96%      -14.96%    -11.27%     42.55%      -
---------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*                    -18.94%      -18.94%    -13.99%     64.39%      -
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                             -27.47%      -27.47%    -16.07%     65.13%   240.07%
---------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg Pincus Emerging Markets Portfolio       -11.32%      -11.32%      6.24%       -         -
---------------------------------------------------------------------------------------------------------------------
Delaware Investments REIT Series                                6.79%        6.79%     31.80%       -         -
---------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Appreciation Portfolio                            -10.99%      -10.99%     -4.91%     53.12%      -
---------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                                -7.85%       -7.85%     24.07%     35.05%   478.97%
---------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                             -8.33%       -8.33%      1.26%     45.31%      -
---------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                           -13.99%      -13.99%     -9.99%     49.02%   183.60%
---------------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                                      -0.20%       -0.20%      5.25%     58.95%      -
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital Appreciation Portfolio -         -28.09%      -28.09%       -          -         -
Service Class 2*
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio - Service Class 2*    -14.09%      -14.09%     -4.13%     49.12%      -
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2*              -5.30%       -5.30%     44.97%       -         -
---------------------------------------------------------------------------------------------------------------------
Franklin Mutual Share Securities Fund Class 2                   4.84%        4.84%      7.02%     22.08%      -
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio - Service          -18.30%      -18.30%       -          -         -
Shares*
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio - Service Shares*     -38.50%      -38.50%       -          -         -
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares*      -24.06%      -24.06%      1.23%     53.82%      -
---------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                -18.86%      -18.86%    -13.43%     39.80%      -
---------------------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                          -27.57%      -27.57%    -24.64%    -11.21%      -
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                 -37.38%      -37.38%    -14.68%     33.92%      -
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                  -25.09%      -25.09%     29.79%       -         -
---------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                        -23.90%      -23.90%    -14.26%       -         -
---------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares*        -21.57%      -21.57%      9.53%       -         -
---------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares*              17.34%       17.34%       -          -         -
---------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares*                  -30.83%      -30.83%       -          -         -
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                          0.03%        0.03%     39.33%       -         -
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                       -5.92%       -5.92%     13.62%       -         -
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                -8.94%       -8.94%       -          -         -
---------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                                      -7.14%       -7.14%      3.65%       -         -
---------------------------------------------------------------------------------------------------------------------

                                                                 AVERAGE ANNUAL RETURNS         CALENDAR YEAR RETURNS
----------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                 3YR        5YR         10YR           Inception
---------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                             -2.61%      3.19%         -        3.82%     10/10/95
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                            -2.84%      7.67%         -       11.33%       5/5/93
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                      -3.94%      7.30%         -       12.91%      6/20/94
---------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B*                     -4.93%     10.40%         -       13.50%      6/26/92
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                              -5.70%     10.50%       12.96%     8.55%      5/16/83
---------------------------------------------------------------------------------------------------------------------
Credit Suisse Warburg Pincus Emerging Markets Portfolio         2.00%       -            -       -3.31%     12/31/97
---------------------------------------------------------------------------------------------------------------------
Delaware Investments REIT Series                                9.60%       -            -        4.73%       5/6/98
---------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Appreciation Portfolio                             -1.69%      8.85%         -       11.70%       4/5/93
---------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                                 7.41%      6.15%       19.13%    26.92%      8/31/90
---------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                              0.38%      7.71%         -        9.32%      8/30/96
---------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II*                            -3.47%      8.26%       10.93%    11.87%     11/30/91
---------------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                                       1.68%      9.66%         -       11.31%      8/30/96
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital Appreciation Portfolio -            -          -            -      -31.93%      9/26/00
Service Class 2*
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R) Portfolio - Service Class 2*     -1.43%      8.27%                 13.53%       1/3/95
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2*              13.13%       -            -       14.02%     12/29/98
---------------------------------------------------------------------------------------------------------------------
Franklin Mutual Share Securities Fund Class 2                   1.98%      3.69%         -        4.22%      11/8/96
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio - Service             -          -            -      -13.85%      1/18/00
Shares*
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio - Service Shares*        -          -            -      -37.60%      1/18/00
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares*        0.37%      8.95%         -       13.54%      9/13/93
---------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                 -4.72%      6.88%         -        8.83%      8/30/96
---------------------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                           -9.02%     -2.39%         -       -0.97%       8/1/96
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                  -5.18%      5.97%         -        6.62%      8/30/96
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                    9.04%       -            -        6.87%      3/23/98
---------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                         -5.03%       -            -       -2.91%      3/23/98
---------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares*          3.04%       -            -        7.70%       1/2/97
---------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares*                -          -            -       15.32%      4/30/99
---------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares*                     -          -            -      -42.91%      9/28/00
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                         11.64%       -            -       13.20%      2/17/98
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                        4.31%       -            -        5.61%      2/17/98
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                  -          -            -       11.48%      11/1/99
---------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                                       1.17%       -            -       -0.98%       5/1/98
---------------------------------------------------------------------------------------------------------------------

                                       8

                     TRAVELERS PORTFOLIO ARCHITECT 3 ANNUITY
    NONSTANDARDIZED PERFORMANCE AS OF 12/31/01 (CONTINUED FROM PREVIOUS PAGE)

                                                                             CUMULATIVE RETURNS
--------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                  YTD         1 YR       3YR        5YR       10YR
--------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2                     -3.38%       -3.38%     14.71%     14.64%      -
--------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                  -5.80%       -5.80%     20.27%       -         -
--------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio               -12.15%      -12.15%      4.21%       -         -
--------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares*               -4.60%       -4.60%       -          -         -
--------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio Class II Shares*              -22.10%      -22.10%    -19.35%     27.08%   124.81%
--------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
--------------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                  0.07%        0.07%     -8.60%      6.56%      -
--------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Bond Portfolio                               6.83%        6.83%     12.91%       -         -
--------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                             2.31%        2.31%     -0.59%      3.96%      -
--------------------------------------------------------------------------------------------------------------------
Travelers Convertible Bond Portfolio                           -2.65%       -2.65%     25.45%       -         -
--------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                5.16%        5.16%      9.71%     23.01%      -
--------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares*               -6.66%       -6.66%     12.59%     78.11%      -
--------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                     -1.84%       -1.84%     13.37%     48.01%      -
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
--------------------------------------------------------------------------------------------------------------------
Travelers Money Market Portfolio                                1.87%        1.87%      9.56%     16.63%    25.50%
--------------------------------------------------------------------------------------------------------------------

                                                                   AVERAGE ANNUAL RETURNS       CALENDAR YEAR RETURNS
----------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                3YR        5YR           10YR          Inception
----------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2                       4.36%      2.40%         -       5.32%        3/15/94
----------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                    6.30%       -            -      13.53%         4/1/97
----------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio                  1.35%       -            -      -2.40%         5/1/98
----------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares*                  -          -            -       4.77%         5/1/99
----------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio Class II Shares*                -6.94%      4.87%       8.38%     7.75%         4/7/86
----------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                  -2.98%      1.24%         -       2.49%        8/30/96
----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Bond Portfolio                                4.09%       -            -       4.77%       12/31/97
----------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                             -0.23%      0.74%         -       3.34%        6/20/94
----------------------------------------------------------------------------------------------------------------------
Travelers Convertible Bond Portfolio                             7.81%       -            -       6.29%         5/1/98
----------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                 3.10%      4.19%         -       4.53%        8/30/96
----------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares*                 3.99%     12.19%         -      12.36%        9/13/93
----------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                       4.23%      8.11%         -       9.67%        6/20/94
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Travelers Money Market Portfolio                                 3.05%      3.08%       2.25%     3.19%       12/31/87
----------------------------------------------------------------------------------------------------------------------

                                       9

                           FEDERAL TAX CONSIDERATIONS

         The following  description of the federal income tax consequences under this  Contract is not  exhaustive  and is not intended to cover all  situations.
Because of the complexity of the law and the fact that the tax results will vary according to the factual  status of the individual  involved,  tax advice may be needed  by a person  contemplating  purchase  of an  annuity  contract  and by a contract  owner or  beneficiary  who may make  elections  under a contract.  For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law requires  that minimum  annual  distributions  begin by
April 1st of the calendar  year  following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity,  attains age 70
1/2 or retires.  Minimum annual  distributions  under an IRA must begin by April
1st of the calendar year in which the contract  owner attains 70 1/2  regardless of when  he or she  retires.  Distributions  must  also  begin  or be  continued
according to the minimum  distribution  rules under the Code following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases  in the value of the contract are  generally  deferred  from tax until distribution.  Generally,  if an  annuity  contract  is owned  by other  than an individual  (or an entity such as a trust or other  "look-through"  entity which owns for an  individuals's  benefit),  the owner  will be taxed each year on the increase  in the  value of the  contract.  An  exception  applies  for  purchase payments made before March 1, 1986.

         If two or more annuity  contracts are  purchased  from the same insurer within  the same  calendar  year,  distributions  from any of them will be taxed based  upon the  amount  of income in all of the same  calendar  year  series of annuities.  This will  generally  have the  effect of  causing  taxes to be paid sooner on the deferred gain in the contracts.

         Those  receiving  partial  distributions  made before the maturity date will generally be taxed on an income-first  basis to the extent of income in the contract.  If you are  exchanging  another  annuity  contract for this  annuity, certain  pre-August  14, 1982 deposits  into an annuity  contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability.  This  information on deposits  must be provided to the Company by the other  insurance  company at the time of the  exchange.  There is income  in the  contract  generally  to the extent the cash value exceeds the investment in the contract.  The investment in the  contract is equal to the amount of premiums  paid less any amount  received previously  which was  excludable  from gross  income.  Any  direct or  indirect borrowing  against the value of the  contract  or  pledging  of the  contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity  contract  for federal  income tax purposes,  Section  72(s) of the Code  requires  any  non-qualified  contract to contain certain provisions  specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section  72(s)  requires  that (a) if an  owner  dies on or  after  the  annuity starting  date,  but prior to the time the entire  interest in the  contract has been  distributed,  the entire  interest in the contract will be  distributed at least as rapidly as under the method of  distribution  being used as of the date of such owner's death;  and (b) if any owner dies prior to the annuity  starting date, the entire interest in the contract will be distributed  within five years after the date of such owner's  death.  These  requirements  will be  considered satisfied  as to any portion of an owner's  interest  which is payable to or for the benefit of a designated  beneficiary and which is distributed  over the life of such  designated  beneficiary or over a period not extending  beyond the life expectancy of that beneficiary,  provided that such  distributions  begin within one year of the owner's death.  The designated  beneficiary  refers to a natural person  designated  by the owner as a beneficiary  and to whom  ownership of the contract passes by reason of death.  However,  if the designated  beneficiary is the surviving  spouse of the deceased owner,  the contract may be continued with the surviving  spouse as the new owner.  Contracts will be  administered  by the
Company in accordance  with these rules and the Company will make a notification when payments should be commenced.  Special values apply regarding  distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

                                       10

INDIVIDUAL RETIREMENT ANNUITIES

         To the  extent  of earned  income  for the year and not  exceeding  the applicable  limit  for the  taxable  year,  an  individual  may make  deductible contributions  to an individual  retirement  annuity (IRA). The applicable limit
($2,000 per year prior to 2002) has been  increased by the  Economic  Growth and
Tax  Relief  Reconciliation  Act of 2001  ("EGTRRA").  The limit is  $3,000  for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007,  and $5,000 for
2008, and will be indexed for inflation in years  subsequent to 2008.  There are certain  limits on the  deductible  amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan.
If an  individual  is married and the spouse does not have  earned  income,  the individual may establish IRAs for the individual and spouse.  Purchase  payments may then be made  annually  into IRAs for both spouses in the maximum  amount of
100% of earned  income up to a combined  limit  based on the  individual  limits outlined above.

         The Code  provides for the purchase of a  Simplified  Employee  Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer  contribution limit of up to $40,000 for each  participant.  The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general  applicability whether a death benefit provision such as the optional  enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997,  employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary  reduction  contributions to an IRA based on a percentage of compensation of up to the applicable  limit for the taxable year.  The  applicable  limit was increased  under EGTRRA.  The  applicable  limit was  increased  under EGTRRA to
$7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for  inflation  for years after 2005.  (Alternatively,  the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer  must either make a matching  contribution  or a nonelective  contribution  based on the  prescribed  formulas  for all  eligible employees.  Early  withdrawals are subject to the 10% early  withdrawal  penalty generally  applicable  to IRAs,  except that an early  withdrawal by an employee under a SIMPLE plan IRA, within the first two years of  participation,  shall be subject to a 25% early withdrawal tax.

ROTH IRAS

         Effective  January 1, 1998,  Section 408A of the Code  permits  certain individuals to contribute to a Roth IRA.  Eligibility to make  contributions  is based upon income, and the applicable limits vary based on marital status and/or whether  the  contribution  is a rollover  contribution  from  another IRA or an annual  contribution.  Contributions to a Roth IRA, which are subject to certain limitations  (similar to the annual limits for the traditional  IRA's),  are not deductible  and must be made in cash or as a rollover or transfer  from  another
Roth IRA or other IRA. A conversion of a "traditional"  IRA to a Roth IRA may be subject to tax and other special rules apply.  You should  consult a tax adviser before  combining  any  converted  amounts  with other  Roth IRA  contributions, including any other conversion amounts from other tax years.

         Qualified  distributions  from a Roth  IRA are  tax-free.  A  qualified distribution  requires that the Roth IRA has been held for at least 5 years, and the  distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount  ($10,000) for a qualified  first time home purchase for the owner or certain  relatives.  Income tax and a 10%  penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain  exceptions) or (2)
during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified  pension or  profit-sharing  plan,  purchase payments made by an employer are not currently  taxable to the  participant and increases in the value of a contract  are not  subject to  taxation  until  received  by a participant or beneficiary.

         Distributions  are generally  taxable to the participant or beneficiary as ordinary income in the year of receipt.  Any distribution  that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable.  Under a qualified  plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution  plan each year were increased by EGTRRA.  The maximum total annual limit was  increased  from  $35,000 to  $40,000.  The limit on  employee  salary

                                       11

reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in
2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

                              SECTION 403(b) PLANS

         Under Code section  403(b),  payments made by public school systems and certain  tax  exempt  organizations  to  purchase  annuity  contracts  for their employees  are  excludable  from the gross  income of the  employee,  subject to certain  limitations.  However,  these  payments  may be subject to FICA (Social
Security)  taxes. A qualified  contract issued as a tax-sheltered  annuity under section  403(b) will be amended as necessary to conform to the  requirements  of the Code.  The annual  limits  under Code  Section  403(b) for  employee  salary reduction  deferrals  are  increased  under the same rules  applicable to 401(k)
plans ($11,000 in 2002, etc.)

         Code section 403(b)(11)  restricts this distribution under Code section
403(b) annuity contracts of: (1) elective  contributions made in years beginning after December 31, 1998; (2) earnings on those  contributions;  and (3) earnings in such years on amounts held as of the last year  beginning  before  January 1,
1989.  Distribution  of those amounts may only occur upon death of the employee, attainment  of age 59 1/2,  separation  from service,  disability,  or financial hardship. In addition,  income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

         The  portion  of  a  distribution,  which  is  taxable  income  to  the recipient, will be subject to federal income tax withholding as follows:

1.   ELIGIBLE  ROLLOVER  DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS,
     FROM  QUALIFIED  PENSION  AND  PROFIT-SHARING  PLANS,  OR  FROM  457  PLANS
     SPONSORED BY GOVERNMENTAL ENTITIES

         There is a mandatory 20% tax  withholding for plan  distributions  that are  eligible  for rollover to an IRA or to another  qualified  retirement  plan
(including  a 457 plan  sponsored  by a  governmental  entity)  but that are not directly  rolled  over.  A  distribution  made  directly  to  a  participant  or beneficiary may avoid this result if:

         (a)  a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b)  a term-for-years  settlement  distribution is elected for a period of ten years or more, payable at least annually, or

         (c)  a minimum  required  distribution  as defined under the tax law is taken  after the  attainment  of the age of 70 1/2 or as otherwise required by law, or

         (d)  the distribution is a hardship distribution.

         A distribution  including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover.  The 20% withholding may be recovered when the  participant or beneficiary  files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds,  except to  the  extent  that  the  participant  or  spousal  beneficiary  is  otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not  described as requiring 20%  withholding  in 1 above, the portion of a non-periodic  distribution,  which constitutes  taxable income,
will  be  subject  to  federal   income  tax   withholding,   if  the  aggregate
distributions  exceed $200 for the year, unless the recipient elects not to have taxes  withheld.  If no such election is made,  10% of the taxable  distribution will be withheld as federal  income tax.  Election forms will be provided at the time  distributions  are  requested.  This form of  withholding  applies  to all annuity programs.

3.   PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN
     ONE YEAR)

         The  portion  of a periodic  distribution,  which  constitutes  taxable income,  will be  subject  to  federal  income  tax  withholding  under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient  may elect not to have income  taxes  withheld  or have  income  taxes withheld at a different rate by providing a completed  election

                                       12

form.  Election forms will be provided at the time  distributions are requested.
This form of withholding applies to all annuity programs. As of January 1, 2002, a recipient receiving periodic payments (e.g.,  monthly or annual payments under an annuity  option)  which total  $15,360 or less per year,  will  generally  be exempt from periodic withholding.

         Recipients  who  elect  not to have  withholding  made are  liable  for payment of federal income tax on the taxable  portion of the  distribution.  All recipients  may also be subject to  penalties  under the  estimated  tax payment rules if withholding  and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients  who do not  provide  a  social  security  number  or  other
taxpayer   identification   number  will  not  be  permitted  to  elect  out  of
withholding. Additionally, U.S citizens residing outside of the country, or U.S.
legal  residents  temporarily  residing  outside  the  country,  are  subject to different withholding rules and cannot elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP, One Financial Plaza,  Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund's financial statements.

         The  consolidated  financial  statements and schedules of The Travelers
Insurance  Company and  subsidiaries  as of December 31, 2001 and 2000,  and for each of the years in the  three-year  period ended  December 31, 2001,  included herein, and the financial  statements of The Travelers Separate Account Nine for
Variable  Annuities as of December 31, 2001 and for the years ended December 31,
2001 and 2000,  also included  herein, have been  included  in  reliance  upon the  reports  of KPMG  LLP,  independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit reports  covering the December  31, 2001  financial statements  and  schedules  of The  Travelers Insurance Company and subsidiaries refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

                                       13

                                    VINTAGE 3
                              PORTFOLIO ARCHITECT 3
                       STATEMENT OF ADDITIONAL INFORMATION

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES

                      Individual Variable Annuity Contract
                                    issued by

                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183

L-12948S                                                                May 2002

ANNUAL REPORT
DECEMBER 31, 2001

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                                             PREMIER GROWTH      GLOBAL GROWTH FUND -
                                     AIM V.I. VALUE FUND   PORTFOLIO - CLASS B          CLASS 2         GROWTH FUND - CLASS 2
                                     -------------------   -------------------   --------------------   ---------------------
ASSETS:
  Investments at market value:             $115,639              $982,006              $680,041              $1,438,332

  Receivables:
      Dividends...................               --                    --                    --                      --
                                           --------              --------              --------              ----------

        Total Assets..............          115,639               982,006               680,041               1,438,332
                                           --------              --------              --------              ----------

LIABILITIES:
  Payables:
      Insurance charges...........               12                    99                    68                     145
      Administrative fees.........                1                    12                     8                      18
                                           --------              --------              --------              ----------

        Total Liabilities.........               13                   111                    76                     163
                                           --------              --------              --------              ----------

NET ASSETS:                                $115,626              $981,895              $679,965              $1,438,169
                                           ========              ========              ========              ==========

                       See Notes to Financial Statements

                                      -1-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                           TEMPLETON
                                                                         INTERNATIONAL
                                 GROWTH-INCOME    FRANKLIN SMALL CAP   SECURITIES FUND -
                                 FUND - CLASS 2     FUND - CLASS 2          CLASS 2        APPRECIATION PORTFOLIO
                                 --------------   ------------------   -----------------   ----------------------
ASSETS:
  Investments at market value:     $2,287,552          $245,274             $417,591              $804,555

  Receivables:
    Dividends ................             --                --                   --                    --
                                   ----------          --------             --------              --------

      Total Assets ...........      2,287,552           245,274              417,591               804,555
                                   ----------          --------             --------              --------

LIABILITIES:
  Payables:
    Insurance charges ........            227                24                   41                    80
    Administrative fees ......             29                 3                    5                    10
                                   ----------          --------             --------              --------

      Total Liabilities ......            256                27                   46                    90
                                   ----------          --------             --------              --------

NET ASSETS: ..................     $2,287,296          $245,247             $417,545              $804,465
                                   ==========          ========             ========              ========

                       See Notes to Financial Statements

                                      -2-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                                                     PUTNAM VT
                                                                      AGGRESSIVE GROWTH                        INTERNATIONAL GROWTH
DIVERSIFIED STRATEGIC   EQUITY INDEX PORTFOLIO   FUNDAMENTAL VALUE   PORTFOLIO - SERVICE   TOTAL RETURN BOND      FUND - CLASS IB
  INCOME PORTFOLIO          CLASS II SHARES          PORTFOLIO             SHARES              PORTFOLIO               SHARES
---------------------   ----------------------   -----------------   -------------------   -----------------   --------------------

       $769,775                $241,422              $1,128,183            $248,818             $644,443               $13,034

             --                      --                      --                  --                   --                    --
       --------                --------              ----------            --------             --------               -------

        769,775                 241,422               1,128,183             248,818              644,443                13,034
       --------                --------              ----------            --------             --------               -------

             76                      24                     111                  25                   65                     1
             10                       3                      14                   3                    8                    --
       --------                --------              ----------            --------             --------               -------

             86                      27                     125                  28                   73                     1
       --------                --------              ----------            --------             --------               -------

       $769,689                $241,395              $1,128,058            $248,790             $644,370               $13,033
       ========                ========              ==========            ========             ========               =======

                       See Notes to Financial Statements

                                      -3-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                          PUTNAM VT SMALL CAP    PUTNAMN VT - VOYAGER
                                         VALUE FUND - CLASS IB    II FUND - CLASS IB
                                                 SHARES                 SHARES          CAPITAL FUND   INVESTORS FUND
                                         ---------------------   --------------------   ------------   --------------
ASSETS:
  Investments at market value: .......          $34,597                $10,817            $512,264        $162,089

  Receivables:
    Dividends ........................               --                     --                  --              --
                                                -------                -------            --------        --------

      Total Assets ...................           34,597                 10,817             512,264         162,089
                                                -------                -------            --------        --------

LIABILITIES:
  Payables:
    Insurance charges ................                3                      1                  51              16
    Administrative fees ..............               --                     --                   7               2
                                                -------                -------            --------        --------

      Total Liabilities ..............                3                      1                  58              18
                                                -------                -------            --------        --------

NET ASSETS: ..........................          $34,594                $10,816            $512,206        $162,071
                                                =======                =======            ========        ========

                       See Notes to Financial Statements

                                      -4-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                        SMITH BARNEY PREMIER
SMALL CAP GROWTH   SMITH BARNEY LARGE    SELECTIONS ALL CAP    EQUITY INCOME                           MFS EMERGING
     FUND          CAP CORE PORTFOLIO     GROWTH PORTFOLIO       PORTFOLIO     LARGE CAP PORTFOLIO   GROWTH PORTFOLIO
----------------   ------------------   --------------------   -------------   -------------------   ----------------

     $109,006             $3,012              $32,757            $434,070            $226,392            $360,778

           --                 --                   --                  --                  --                  --
     --------             ------              -------            --------            --------            --------

      109,006              3,012               32,757             434,070             226,392             360,778
     --------             ------              -------            --------            --------            --------

           11                 --                    4                  44                  22                  37
            1                 --                   --                   6                   3                   4
     --------             ------              -------            --------            --------            --------

           12                 --                    4                  50                  25                  41
     --------             ------              -------            --------            --------            --------

     $108,994             $3,012              $32,753            $434,020            $226,367            $360,737
     ========             ======              =======            ========            ========            ========

                       See Notes to Financial Statements

                                      -5-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                      MFS RESEARCH         AIM CAPITAL        ALLIANCE GROWTH   MFS TOTAL RETURN
                                        PORTFOLIO    APPRECIATION PORTFOLIO      PORTFOLIO         PORTFOLIO
                                      ------------   ----------------------   ---------------   ----------------
ASSETS:
  Investments at market value:          $296,332             $17,917              $442,122          $1,988,859

  Receivables:
   Dividends ......................           --                  --                    --                  --
                                        --------             -------              --------          ----------

Total Assets ......................      296,332              17,917               442,122           1,988,859
                                        --------             -------              --------          ----------

LIABILITIES:
  Payables:
   Insurance charges ..............           30                   2                    44                 200
   Administrative fees ............            4                  --                     6                  24
                                        --------             -------              --------          ----------

    Total Liabilities .............           34                   2                    50                 224
                                        --------             -------              --------          ----------

NET ASSETS: .......................     $296,298             $17,915              $442,072          $1,988,635
                                        ========             =======              ========          ==========

                        See Notes to Financial Statements

                                      -6-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

  SMITH BARNEY                               SMITH BARNEY                               SMITH BARNEY LARGE
AGGRESSIVE GROWTH    SMITH BARNEY HIGH   INTERNATIONAL ALL CAP   SMITH BARNEY LARGE     CAPITALIZATION GROWTH   SMITH BARNEY MID
   PORTFOLIO          INCOME PORTFOLIO     GROWTH PORTFOLIO      CAP VALUE PORTFOLIO          PORTFOLIO         CAP CORE PORTFOLIO
------------------   -----------------   ---------------------   -------------------    ---------------------   ------------------
    $2,977,725           $687,610               $210,387              $808,210               $1,092,284              $619,134

            --                 --                     --                    --                       --                    --
    ----------           --------               --------              --------               ----------              --------

     2,977,725            687,610                210,387               808,210                1,092,284               619,134
    ----------           --------               --------              --------               ----------              --------

           307                 67                     21                    80                      110                    62
            37                  8                      3                    10                       14                     8
    ----------           --------               --------              --------               ----------              --------

           344                 75                     24                    90                      124                    70
    ----------           --------               --------              --------               ----------              --------

    $2,977,381           $687,535               $210,363              $808,120               $1,092,160              $619,064
    ==========           ========               ========              ========               ==========              ========

                        See Notes to Financial Statements

                                      -7-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                       SMITH BARNEY MONEY   TRAVELERS MANAGED        VAN KAMPEN        EMERGING GROWTH
                                        MARKET PORTFOLIO     INCOME PORTFOLIO   ENTERPRISE PORTFOLIO      PORTFOLIO
                                       ------------------   -----------------   --------------------   ---------------
ASSETS:
  Investments at market value: .....        $980,319            $693,249              $104,520             $495,427

  Receivables:
   Dividends .......................             457                  --                    --                   --
                                            --------            --------              --------             --------

    Total Assets ...................         980,776             693,249               104,520              495,427
                                            --------            --------              --------             --------

LIABILITIES:
  Payables:
    Insurance charges ..............             101                  69                    11                   51
    Administrative fees ............              12                   8                     1                    6
                                            --------            --------              --------             --------

     Total Liabilities .............             113                  77                    12                   57
                                            --------            --------              --------             --------

NET ASSETS: ........................        $980,663            $693,172              $104,508             $495,370
                                            ========            ========              ========             ========

                        See Notes to Financial Statements

                                      -8-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

SMITH BARNEY SMALL
    CAP GROWTH          CONTRAFUND(R)
  OPPERTUNITIES      PORTFOLIO-SERVICE
    PORTFOLIO               CLASS         COMBINED
------------------   -----------------   -----------
     $24,444             $361,585        $23,702,571

          --                   --                457
     -------             --------        -----------

      24,444              361,585         23,703,028
     -------             --------        -----------

           3                   37              2,382
          --                    5                293
     -------             --------        -----------

           3                   42              2,675
     -------             --------        -----------

     $24,441             $361,543        $23,700,353
     =======             ========        ===========

                        See Notes to Financial Statements

                                      -9-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                       PREMIER GROWTH     GLOBAL GROWTH FUND-
                                                AIM V.I. VALUE FUND   PORTFOLIO-CLASS B      CLASS 2            GROWTH FUND -CLASS 2
                                                -------------------   -----------------   -------------------   --------------------
INVESTMENT INCOME:
  Dividends ................................          $  141              $      --            $   4,113              $   3,907
                                                      ------              ---------            ---------              ---------

EXPENSES:
  Insurance charges ........................             347                  9,864                6,718                 10,486
  Administrative fees ......................              43                  1,221                  836                  1,294
                                                      ------              ---------            ---------              ---------

   Total expenses ..........................             390                 11,085                7,554                 11,780
                                                      ------              ---------            ---------              ---------

    Net investment income (loss) ...........            (249)               (11,085)              (3,441)                (7,873)
                                                      ------              ---------            ---------              ---------

REALIZED GAIN (LOSS) AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
   Realized gain distribution ..............           2,133                 44,411               50,429                223,463
   Realized gain (loss) on sale of
     investments............................             (12)               (16,978)              (3,084)                (8,945)
                                                      ------              ---------            ---------              ---------

   Realized gain (loss) ....................           2,121                 27,433               47,345                214,518
                                                      ------              ---------            ---------              ---------

   Change in unrealized gain (loss)
     on investments ........................            (980)              (170,741)            (125,391)              (319,481)
                                                      ------              ---------            ---------              ---------

Net increase (decrease) in net assets
  resulting from operations ................          $  892              $(154,393)           $ (81,487)             $(112,836)
                                                      ======              =========            =========              =========

                        See Notes to Financial Statements

                                      -10-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                        TEMPLETON
                                       INTERNATIONAL
GROWTH-INCOME    FRANKLIN SMALL CAP   SECURITIES FUND -                            DIVERSIFIED STRATEGIC   EQUITY INDEX PORTFOLIO
FUND - CLASS 2     FUND - CLASS 2         CLASS 2         APPRECIATION PORTFOLIO     INCOME PORTFOLIO         - CLASS II SHARES
--------------   ------------------   -----------------   ----------------------   ---------------------   ----------------------

   $ 17,322           $    829             $  6,028              $  7,374                 $ 36,766                $  1,116
   --------           --------             --------              --------                 --------                --------

     13,074              2,561                2,777                 6,482                    5,204                   1,798
      1,637                318                  341                   818                      644                     222
   --------           --------             --------              --------                 --------                --------

     14,711              2,879                3,118                 7,300                    5,848                   2,020
   --------           --------             --------              --------                 --------                --------

      2,611             (2,050)               2,910                    74                   30,918                    (904)
   --------           --------             --------              --------                 --------                --------

     97,154                 --               47,407                    --                       --                      --
       (697)            (2,260)              (6,723)               (1,698)                  (2,052)                   (534)
   --------           --------             --------              --------                 --------                --------

     96,457             (2,260)              40,684                (1,698)                  (2,052)                   (534)
   --------           --------             --------              --------                 --------                --------

    (56,542)           (28,342)             (74,168)              (27,389)                 (26,805)                (17,681)
   --------           --------             --------              --------                 --------                --------

   $ 42,526           $(32,652)            $(30,574)             $(29,013)                $  2,061                $(19,119)
   ========           ========             ========              ========                 ========                ========

                        See Notes to Financial Statements

                                      -11-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                     PUTNAM VT
                                                                       AGGRESSIVE GROWTH                        INTERNATIONAL GROWTH
                                                  FUNDAMENTAL VALUE   PORTFOLIO - SERVICE   TOTAL RETURN BOND      FUND - CLASS IB
                                                      PORTFOLIO             SHARES             PORTFOLIO               SHARES
                                                  -----------------   -------------------   -----------------   --------------------
INVESTMENT INCOME:
  Dividends ...................................       $  4,125            $      --             $  3,762              $  --
                                                      --------            ---------             --------              -----

EXPENSES:
  Insurance charges ...........................          7,605                3,122                1,167                 48
  Administrative fees .........................            957                  380                  143                  6
                                                      --------            ---------             --------              -----

    Total expenses ............................          8,562                3,502                1,310                 54
                                                      --------            ---------             --------              -----

      Net investment income (loss) ............         (4,437)              (3,502)               2,452                (54)
                                                      --------            ---------             --------              -----

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................         60,927                   --               11,368                 --
    Realized gain (loss) on sale of
       investments ............................         (1,236)              (5,099)                 (44)                (5)
                                                      --------            ---------             --------              -----

      Realized gain (loss) ....................         59,691               (5,099)              11,324                 (5)
                                                      --------            ---------             --------              -----

    Change in unrealized gain (loss)
      on investments ..........................        (60,646)            (127,169)             (18,160)              (292)
                                                      --------            ---------             --------              -----

Net increase (decrease) in net assets
  resulting from operations ......................    $ (5,392)           $(135,770)            $ (4,384)             $(351)
                                                      ========            =========             ========              =====

                        See Notes to Financial Statements

                                      -12-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

 PUTNAM VT SMALL CAP    PUTNAMD VT VOYAGER
VALUE FUND - CLASS IB   II FUND - CLASS IB                                    SMALL CAP GROWTH   SMITH BARNEY LARGE
      SHARES                  SHARES          CAPITAL FUND   INVESTORS FUND         FUND         CAP CORE PORTFOLIO
---------------------   ------------------   -------------   --------------   ----------------   ------------------

       $   --                  $  --             $3,441           $1,189           $    --              $  --
       ------                  -----             ------           ------           -------              -----

          124                     43              2,732              510             1,038                 19
           16                      5                342               63               125                  3
       ------                  -----             ------           ------           -------              -----

          140                     48              3,074              573             1,163                 22
       ------                  -----             ------           ------           -------              -----

         (140)                   (48)               367              616            (1,163)               (22)
       ------                  -----             ------           ------           -------              -----

           --                     --              1,677              197                --                 --
           (5)                    (5)              (428)             (44)           (1,141)               (45)
       ------                  -----             ------           ------           -------              -----

           (5)                    (5)             1,249              153            (1,141)               (45)
       ------                  -----             ------           ------           -------              -----

        2,554                    (73)             2,623            1,105            (4,469)              (147)
       ------                  -----             ------           ------           -------              -----

       $2,409                  $(126)            $4,239           $1,874           $(6,773)             $(214)
       ======                  =====             ======           ======           =======              =====

                        See Notes to Financial Statements

                                      -13-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                             SMITH BARNEY PREMIER
                                              SELECTIONS ALL CAP     DISCIPLINED SMALL CAP   EQUITY INCOME
                                               GROWTH PORTFOLIO        STOCK PORTFOLIO        PORTFOLIO     LARGE CAP PORTFOLIO
                                             --------------------   ---------------------   -------------   -------------------
INVESTMENT INCOME:
  Dividends ..............................         $  --                   $    49             $  4,586            $  1,141
                                                   -----                   -------             --------            --------

EXPENSES:
  Insurance charges ......................           129                       211                3,506               2,541
  Administrative fees ....................            16                        26                  430                 316
                                                   -----                   -------             --------            --------

    Total expenses .......................           145                       237                3,936               2,857
                                                   -----                   -------             --------            --------

      Net investment income (loss) .......          (145)                     (188)                 650              (1,716)
                                                   -----                   -------             --------            --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ...........            --                     1,356                  276                  93
    Realized gain (loss) on sale of
      investments ........................            (9)                   (3,175)                (501)            (11,282)
                                                   -----                   -------             --------            --------

      Realized gain (loss)
                                                      (9)                   (1,819)                (225)            (11,189)
                                                   -----                   -------             --------            --------

    Change in unrealized gain (loss)
      on investments .....................           255                      (281)             (13,630)            (28,218)
                                                   -----                   -------             --------            --------

  Net increase (decrease) in net assets
    resulting from operations ............         $ 101                   $(2,288)            $(13,205)           $(41,123)
                                                   =====                   =======             ========            ========

                        See Notes to Financial Statements

                                      -14-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

  MFS EMERGING     MFS RESEARCH   STRATEGIC STOCK        AIM CAPITAL         ALLIANCE GROWTH   MFS TOTAL RETURN
GROWTH PORTFOLIO    PORTFOLIO        PORTFOLIO      APPRECIATION PORTFOLIO      PORTFOLIO          PORTFOLIO
----------------   ------------   ---------------   ----------------------   ---------------   ----------------

    $      --        $    102          $ 286                $  --                $    792          $ 26,290
    ---------        --------          -----                -----                --------          --------

        3,955           2,700             36                   63                   5,558            12,094
          483             337              4                    8                     686             1,498
    ---------        --------          -----                -----                --------          --------

        4,438           3,037             40                   71                   6,244            13,592
    ---------        --------          -----                -----                --------          --------

       (4,438)         (2,935)           246                  (71)                 (5,452)           12,698
    ---------        --------          -----                -----                --------          --------

       73,330          16,119             60                  491                  58,435            32,717

       (7,873)         (5,852)          (815)                 (13)                (62,393)             (832)
    ---------        --------          -----                -----                --------          --------

       65,457          10,267           (755)                 478                  (3,958)           31,885
    ---------        --------          -----                -----                --------          --------

     (206,842)        (62,467)            --                 (452)                (48,792)          (38,542)
    ---------        --------          -----                -----                --------          --------

    $(145,823)       $(55,135)         $(509)               $ (45)               $(58,202)         $  6,041
    =========        ========          =====                =====                ========          ========

                        See Notes to Financial Statements

                                      -15-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   SMITH BARNEY                              SMITH BARNEY
                                                 AGGRESSIVE GROWTH   SMITH BARNEY HIGH   INTERNATIONAL ALL CAP   SMITH BARNEY LARGE
                                                     PORTFOLIO       INCOME PORTFOLIO      GROWTH PORTFOLIO      CAP VALUE PORTFOLIO
                                                 -----------------   -----------------   ---------------------   -------------------
INVESTMENT INCOME:
   Dividends .................................       $      --            $ 29,245              $     --               $  9,326
                                                     ---------            --------              --------               --------

EXPENSES:
   Insurance charges .........................          27,986               3,840                 2,153                  7,992
   Administrative fees .......................           3,411                 472                   264                  1,001
                                                     ---------            --------              --------               --------

      Total expenses .........................          31,397               4,312                 2,417                  8,993
                                                     ---------            --------              --------               --------

         Net investment income (loss) ........         (31,397)             24,933                (2,417)                   333
                                                     ---------            --------              --------               --------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution .............              --                  --                    --                 23,964
      Realized gain (loss) on sale of
         investments .........................         (44,755)             (1,387)               (3,521)                (3,291)
                                                     ---------            --------              --------               --------

         Realized gain (loss) ................         (44,755)             (1,387)               (3,521)                20,673
                                                     ---------            --------              --------               --------

      Change in unrealized gain (loss)
         on investments ......................         (64,834)            (32,806)              (55,272)               (82,106)
                                                     ---------            --------              --------               --------

   Net increase (decrease) in net assets
      resulting from operations ..............       $(140,986)           $ (9,260)             $(61,210)              $(61,100)
                                                     =========            ========              ========               ========

                       See Notes to Financial Statements

                                      -16-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

 SMITH BARNEY LARGE
CAPITALIZATION GROWTH    SMITH BARNEY MID    SMITH BARNEY MONEY   TRAVELERS MANAGED        VAN KAMPEN        EMERGING GROWTH
     PORTFOLIO          CAP CORE PORTFOLIO    MARKET PORTFOLIO     INCOME PORTFOLIO   ENTERPRISE PORTFOLIO      PORTFOLIO
---------------------   ------------------   ------------------   -----------------   --------------------   ---------------

      $      --              $     --             $17,148              $13,096              $     --            $     437
      ---------              --------             -------              -------              --------            ---------

         10,684                 5,439               6,436                4,271                 1,318                5,460
          1,328                   671                 791                  522                   160                  673
      ---------              --------             -------              -------              --------            ---------

         12,012                 6,110               7,227                4,793                 1,478                6,133
      ---------              --------             -------              -------              --------            ---------

        (12,012)               (6,110)              9,921                8,303                (1,478)              (5,696)
      ---------              --------             -------              -------              --------            ---------

             --                    --                  --                   --                27,173                   --
         (7,722)               (6,094)                 --                4,096               (15,653)             (29,748)
      ---------              --------             -------              -------              --------            ---------

         (7,722)               (6,094)                 --                4,096                11,520              (29,748)
      ---------              --------             -------              -------              --------            ---------

       (103,065)              (23,175)                 --               (3,688)              (40,448)            (141,789)
      ---------              --------             -------              -------              --------            ---------

      $(122,799)             $(35,379)            $ 9,921              $ 8,711              $(30,406)           $(177,233)
      =========              ========             =======              =======              ========            =========

                        See Notes to Financial Statements

                                      -17-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                         SMITH BARNEY SMALL
                                                             CAP GROWTH           CONTRAFUND(R)
                                                           OPPORTUNITIES      PORTFOLIO - SERVICE
                                                              PORTFOLIO              CLASS           COMBINED
                                                         ------------------   -------------------   -----------
INVESTMENT INCOME:
   Dividends .........................................         $   --              $  1,522         $   194,133
                                                               ------              --------         -----------

EXPENSES:
   Insurance charges .................................             48                 3,508             185,647
   Administrative fees ...............................              6                   424              22,941
                                                               ------              --------         -----------

      Total expenses .................................             54                 3,932             208,588
                                                               ------              --------         -----------

         Net investment income (loss) ................            (54)               (2,410)            (14,455)
                                                               ------              --------         -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution .....................             --                 6,089             779,269
      Realized gain (loss) on sale of investments ....             (3)               (5,192)           (257,050)
                                                               ------              --------         -----------

         Realized gain (loss) ........................             (3)                  897             522,219
                                                               ------              --------         -----------

      Change in unrealized gain (loss)
         on investments ..............................          1,439               (32,667)         (2,029,574)
                                                               ------              --------         -----------

   Net increase (decrease) in net assets
      resulting from operations ......................         $1,382              $(34,180)        $(1,521,810)
                                                               ======              ========         ===========

                        See Notes to Financial Statements

                                      -18-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                         PREMIER GROWTH PORTFOLIO -
                                                   AIM V.I. VALUE FUND            CLASS B             GLOBAL GROWTH FUND - CLASS 2
                                                   -------------------   -------------------------    ----------------------------
                                                     2001        2000       2001           2000           2001            2000
                                                    --------    ------    ---------      ---------      ---------       --------
OPERATIONS:
   Net investment income (loss) ................    $   (249)     $--     $ (11,085)     $  (2,506)     $  (3,441)      $ (1,298)
   Realized gain (loss) ........................       2,121       --        27,433          2,035         47,345             82
   Change in unrealized gain (loss)
      on investments ...........................        (980)      --      (170,741)      (103,169)      (125,391)       (43,544)
                                                    --------      ---     ---------      ---------      ---------       --------

      Net increase (decrease) in net assets
         resulting from operations .............         892       --      (154,393)      (103,640)       (81,487)       (44,760)
                                                    --------      ---     ---------      ---------      ---------       --------

UNIT TRANSACTIONS:
   Participant purchase payments ...............       3,000       --       295,537        616,829        227,115        420,033
   Participant transfers from other
      Travelers accounts .......................     111,734       --       253,573        139,928        114,430         61,475
   Administrative charges ......................          --       --          (355)           (15)          (111)            (6)
   Contract surrenders .........................          --       --        (8,035)          (613)        (3,046)            --
   Participant transfers to other
      Travelers accounts .......................          --       --       (46,500)        (1,925)       (13,678)            --
   Other payments to participants ..............          --       --        (8,496)            --             --             --
                                                    --------      ---     ---------      ---------      ---------       --------

   Net increase (decrease) in net assets
      resulting from unit transactions .........     114,734       --       485,724        754,204        324,710        481,502
                                                    --------      ---     ---------      ---------      ---------       --------

      Net increase (decrease) in net assets ....     115,626       --       331,331        650,564        243,223        436,742

NET ASSETS:
   Beginning of year ...........................          --       --       650,564             --        436,742             --
                                                    --------      ---     ---------      ---------      ---------       --------
   End of year .................................    $115,626      $--     $ 981,895      $ 650,564      $ 679,965       $436,742
                                                    ========      ===     =========      =========      =========       ========

                        See Notes to Financial Statements

                                      -19-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                           GROWTH FUND - CLASS 2   GROWTH-INCOME FUND - CLASS 2   FRANKLIN SMALL CAP FUND - CLASS 2
                                           ---------------------   ----------------------------   ---------------------------------
                                              2001        2000         2001            2000            2001              2000
                                           ----------   --------     ----------      --------        --------          --------
OPERATIONS:
   Net investment income (loss).........   $   (7,873)  $ (1,839)    $    2,611      $ (1,213)       $ (2,050)         $   (810)
   Realized gain (loss).................      214,518        269         96,457           603          (2,260)               74
   Change in unrealized gain (loss)
      on investments....................     (319,481)   (32,422)       (56,542)       16,069         (28,342)          (37,952)
                                           ----------   --------     ----------      --------        --------          --------

      Net increase (decrease)
         in net assets
         resulting from operations......     (112,836)   (33,992)        42,526        15,459         (32,652)          (38,688)
                                           ----------   --------     ----------      --------        --------          --------

UNIT TRANSACTIONS:
   Participant purchase payments........      716,026    504,697        987,127       326,500          60,344           199,522
   Participant transfers from other
      Travelers accounts................      382,675     20,279        923,357        32,217          40,055            25,416
   Administrative charges...............         (206)        (1)          (128)           (2)            (62)               (2)
   Contract surrenders..................       (4,779)    (2,757)       (20,506)       (2,817)         (1,237)             (370)
   Participant transfers to other
      Travelers accounts................      (30,937)        --        (16,437)           --          (5,568)               --
   Other payments to participants.......           --         --             --            --          (1,511)               --
                                           ----------   --------     ----------      --------        --------          --------

      Net increase (decrease)
         in net assets
         resulting from unit
            transactions ...............    1,062,779    522,218      1,873,413       355,898          92,021           224,566
                                           ----------   --------     ----------      --------        --------          --------

         Net increase (decrease)
            in net assets ..............      949,943    488,226      1,915,939       371,357          59,369           185,878

NET ASSETS:
      Beginning of year.................      488,226         --        371,357            --         185,878                --
                                           ----------   --------     ----------      --------        --------          --------
      End of year.......................   $1,438,169   $488,226     $2,287,296      $371,357        $245,247          $185,878
                                           ==========   ========     ==========      ========        ========          ========

                        See Notes to Financial Statements

                                      -20-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

TEMPLETON INTERNATIONAL SECURITIES                             DIVERSIFIED STRATEGIC INCOME   EQUITY INDEX PORTFOLIO-
         FUND-CLASS 2                APPRECIATION PORTFOLIO            PORTFOLIO                 CLASS II SHARES
----------------------------------   ----------------------    ----------------------------   -----------------------
        2001       2000                 2001        2000             2001       2000               2001      2000
      --------   --------             --------   --------          --------   --------           --------   -------

      $  2,910   $   (483)            $     74   $   (681)         $ 30,918   $   (521)          $   (904)  $  (332)
        40,684      1,059               (1,698)        (6)           (2,052)        (2)              (534)      (13)

       (74,168)    (1,011)             (27,389)     1,087           (26,805)       206            (17,681)   (6,174)
      --------   --------             --------   --------          --------   --------           --------   -------

       (30,574)      (435)             (29,013)       400             2,061       (317)           (19,119)   (6,519)
      --------   --------             --------   --------          --------   --------           --------   -------

       232,631    149,035              477,315    240,216           171,818    112,906            120,126    67,434

        77,795      2,124              126,222      8,548           495,059     21,093             62,820    21,047
           (41)        --                 (105)        (2)              (27)        --                (31)       (2)
          (639)        --               (8,149)    (1,033)           (6,134)        --             (3,980)     (381)

        (7,144)      (108)              (9,934)        --           (26,770)        --                 --        --
        (5,099)        --                   --         --                --         --                 --        --
      --------   --------             --------   --------          --------   --------           --------   -------

       297,503    151,051              585,349    247,729           633,946    133,999            178,935    88,098
      --------   --------             --------   --------          --------   --------           --------   -------

       266,929    150,616              556,336    248,129           636,007    133,682            159,816    81,579

       150,616         --              248,129         --           133,682         --             81,579        --
      --------   --------             --------   --------          --------   --------           --------   -------
      $417,545   $150,616             $804,465   $248,129          $769,689   $133,682           $241,395   $81,579
      ========   ========             ========   ========          ========   ========           ========   =======

                       See Notes to Financial Statements

                                      -21-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                          AGGRESSIVE GROWTH PORTFOLIO-
                                            FUNDAMENTAL VALUE PORTFOLIO           SERVICE SHARES         TOTAL RETURN BOND PORTFOLIO
                                            ---------------------------   ----------------------------   ---------------------------
                                                 2001         2000             2001          2000               2001      2000
                                              ----------    --------         ---------    --------            --------    ----
OPERATIONS:
   Net investment income (loss) ..........    $   (4,437)   $   (641)        $  (3,502)   $   (342)           $  2,452     $--
   Realized gain (loss) ..................        59,691         507            (5,099)       (821)             11,324      --
   Change in unrealized gain (loss)
     on investments ......................       (60,646)     12,117          (127,169)    (90,092)            (18,160)     --
                                              ----------    --------         ---------    --------            --------    ----

   Net increase (decrease) in net assets
     resulting from operations ...........        (5,392)     11,983          (135,770)    (91,255)             (4,384)     --
                                              ----------    --------         ---------    --------            --------    ----

UNIT TRANSACTIONS:
   Participant purchase payments .........       520,050     254,091            75,015     377,179             418,420      --
   Participant transfers from other
     Travelers accounts ..................       319,969      42,230            22,342       6,030             230,696      --
   Administrative charges ................           (75)         --               (97)         (6)                 (3)     --
   Contract surrenders ...................       (11,369)     (1,019)             (322)         --                (359)     --
   Participant transfers to other
     Travelers accounts ..................        (1,519)       (891)           (4,326)         --                  --      --
   Other payments to participants ........            --          --                --          --                  --      --
                                              ----------    --------         ---------    --------            --------    ----

   Net increase (decrease) in net assets
     resulting from unit transactions.....       827,056     294,411            92,612     383,203             648,754      --
                                              ----------    --------         ---------    --------            --------    ----

   Net increase (decrease) in net assets..       821,664     306,394          (43,158)     291,948             644,370      --

NET ASSETS:
   Beginning of year .....................       306,394          --           291,948          --                  --      --
                                              ----------    --------         ---------    --------            --------    ----
   End of year ...........................    $1,128,058    $306,394         $ 248,790    $291,948            $644,370     $--
                                              ==========    ========         =========   ========            ========     ====

                       See Notes to Financial Statements

                                      -22-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

PUTNAM VT INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP VALUE FUND   PUTNAM VT VOYAGER II FUND
  FUND - CLASS IB SHARES                - CLASS IB SHARES             - CLASS IB SHARES          CAPITAL FUND
------------------------------   ------------------------------   -------------------------   ------------------
         2001    2000                     2001    2000                   2001     2000          2001      2000
       -------   ----                   -------   ----                 -------    ----        --------   -------
       $   (54)  $--                    $  (140)  $--                  $   (48)   $--         $    367   $   140
            (5)   --                         (5)   --                       (5)    --            1,249     4,388

          (292)   --                      2,554    --                      (73)    --            2,623    (3,477)
       -------   ---                    -------   ---                  -------    ---         --------   -------

          (351)   --                      2,409    --                     (126)    --            4,239     1,051
       -------   ---                    -------   ---                  -------    ---         --------   -------

         5,500    --                      3,528    --                    1,000     --          193,378    94,100

         7,897    --                     29,164    --                    9,942     --          227,252        73
            --    --                         (3)   --                       --     --              (27)       --
            --    --                       (504)   --                       --     --           (1,895)       --

           (13)                              --    --                       --                  (5,909)      (56)
             -    --                         --    --                       --     --               --        --
       -------   ---                    -------   ---                  -------    ---         --------   -------

        13,384    --                     32,185    --                   10,942     --          412,799    94,117
       -------   ---                    -------   ---                  -------    ---         --------   -------

        13,033    --                     34,594    --                   10,816     --          417,038    95,168

            --    --                         --    --                       --     --           95,168        --
       -------   ---                    -------   ---                  -------    ---         --------   -------
       $13,033   $--                    $34,594   $--                  $10,816    $--         $512,206   $95,168
       =======   ===                    =======   ===                  =======    ===         ========   =======

                       See Notes to Financial Statements

                                      -23-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                        SMITH BARNEY LARGE CAP CORE
                                              INVESTORS FUND    SMALL CAP GROWTH FUND            PORTFOLIO
                                             ----------------   ---------------------   ---------------------------
                                               2001      2000      2001       2000             2001     2000
                                             --------    ----    --------    ------           ------    ----
OPERATIONS:
   Net investment income (loss) ..........   $    616     $--    $ (1,163)   $  (52)          $  (22)    $--
   Realized gain (loss) ..................        153      --      (1,141)      282              (45)     --
   Change in unrealized gain (loss)
     on investments ......................      1,105      --      (4,469)     (396)            (147)     --
                                             --------     ---    --------    ------           ------     ---

     Net increase (decrease) in net assets
        resulting from operations ........      1,874      --      (6,773)     (166)            (214)     --
                                             --------     ---    --------    ------           ------     ---

UNIT TRANSACTIONS:
   Participant purchase payments .........     72,897      --      15,645       250            2,000      --
   Participant transfers from other
     Travelers accounts ..................    116,770      --     105,239     8,478            1,913      --
   Administrative charges ................         (9)     --         (10)       --               (2)     --
   Contract surrenders ...................     (1,802)     --          --        --             (685)     --
   Participant transfers to other
     Travelers accounts ..................    (27,659)     --     (13,669)       --               --      --
   Other payments to participants ........         --      --          --        --               --      --
                                             --------     ---    --------    ------           ------     ---

     Net increase (decrease) in net assets
        resulting from unit transactions..    160,197      --     107,205     8,728            3,226      --
                                             --------     ---    --------    ------           ------     ---

Net increase (decrease) in net assets ....    162,071      --     100,432     8,562            3,012      --

NET ASSETS:
   Beginning of year .....................         --      --       8,562        --               --      --
                                             --------     ---    --------    ------           ------     ---
   End of year ...........................   $162,071     $--    $108,994    $8,562           $3,012     $--
                                             ========     ===    ========    ======           ======     ===

                        See Notes to Financial Statements

                                      -24-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

SMITH BARNEY PREMIER SELECTIONS   DISCIPLINED SMALL CAP STOCK
   ALL CAP GROWTH PORTFOLIO               PORTFOLIO             EQUITY INCOME PORTFOLIO    LARGE CAP PORTFOLIO
-------------------------------   ---------------------------   -----------------------   --------------------
         2001    2000                   2001       2000             2001      2000          2001        2000
       -------   ----                 --------   ------           --------   -------      ---------   --------

       $  (145)   $--                 $   (188)  $   (4)          $    650   $   486      $ (1,716)   $   (385)
            (9)    --                   (1,819)      --               (225)       (1)      (11,189)      7,471

           255     --                     (281)     281            (13,630)    1,433       (28,218)    (23,842)
       -------    ---                 --------   ------           --------   -------      --------    --------

           101     --                   (2,288)     277            (13,205)    1,918       (41,123)    (16,756)
       -------    ---                 --------   ------           --------   -------      --------    --------

        14,498     --                   30,693    5,028            119,328    67,783       136,798     126,483

        18,154     --                   33,413       --            269,325     7,431        39,602      30,068
            --     --                      (15)      --                (65)       --           (96)         (4)
                   --                     (215)      --             (4,306)                 (4,422)       (353)

            --     --                  (66,893)      --                 --        --       (31,045)         --
            --     --                       --       --            (14,189)       --       (12,785)         --
       -------    ---                 --------   ------           --------   -------      --------    --------

        32,652     --                   (3,017)   5,028            370,093    75,214       128,052     156,194
       -------    ---                 --------   ------           --------   -------      --------    --------

        32,753     --                   (5,305)   5,305            356,888    77,132        86,929     139,438

            --     --                    5,305       --             77,132        --       139,438          --
       -------    ---                 --------   ------           --------   -------      --------    --------
       $32,753    $--                 $     --   $5,305           $434,020   $77,132      $226,367    $139,438
       =======    ===                 ========   ======           ========   =======      ========    ========

                        See Notes to Financial Statements

                                      -25-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                               MFS EMERGING GROWTH PORTFOLIO   MFS RESEARCH PORTFOLIO   STRATEGIC STOCK PORTFOLIO
                                               -----------------------------   ----------------------   -------------------------
                                                      2001        2000            2001       2000               2001    2000
                                                    ---------   --------        --------   --------           -------   ----
OPERATIONS:
  Net investment income (loss) .............        $  (4,438)  $ (1,407)       $ (2,935)  $   (636)          $   246   $ --
  Realized gain (loss) .....................           65,457      1,913          10,267        (45)             (755)    --
  Change in unrealized gain (loss)
    on investments .........................         (206,842)   (55,851)        (62,467)   (20,123)               --     --
                                                    ---------   --------        --------   --------           -------   ----

    Net increase (decrease) in net assets
      resulting from operations ............         (145,823)   (55,345)        (55,135)   (20,804)             (509)    --
                                                    ---------   --------        --------   --------           -------   ----

UNIT TRANSACTIONS:
  Participant purchase payments ............           60,198    305,628          62,183    210,988                 1     --
  Participant transfers from other
    Travelers accounts .....................          114,726     93,129         127,556      2,731             8,836     --
  Administrative charges ...................             (168)        (8)            (91)        --                --     --
  Contract surrenders ......................             (780)        (2)         (3,254)      (350)               --     --
  Participant transfers to other
    Travelers accounts .....................           (3,295)    (1,941)        (27,526)        --            (8,328)    --
  Other payments to participants ...........           (5,582)        --              --         --                --     --
                                                    ---------   --------        --------   --------           -------   ----

    Net increase (decrease) in net assets
      resulting from unit transactions .....          165,099    396,806         158,868    213,369               509     --
                                                    ---------   --------        --------   --------           -------   ----

    Net increase (decrease) in net assets ..           19,276    341,461         103,733    192,565                --     --

NET ASSETS:
    Beginning of year ......................          341,461         --         192,565         --                --     --
                                                    ---------   --------        --------   --------           -------   ----
    End of year ............................        $ 360,737   $341,461        $296,298   $192,565           $    --   $ --
                                                    =========   ========        ========   ========           =======   ====

                       See Notes to Financial Statements

                                      -26-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

AIM CAPITAL APPRECIATION                                                            SMITH BARNEY AGGRESSIVE GROWTH
          PORTFOLIO        ALLIANCE GROWTH PORTFOLIO   MFS TOTAL RETURN PORTFOLIO             PORTFOLIO
------------------------   -------------------------   --------------------------   ------------------------------
     2001     2000              2001        2000             2001        2000             2001         2000
    -------   ----           ---------   ---------        ----------   --------        ----------   ----------

    $   (71)  $ --           $  (5,452)  $  (3,759)       $   12,698   $   (929)       $  (31,397)  $   (5,413)
        478                     (3,958)    (12,363)           31,885         37           (44,755)         (26)

       (452)    --             (48,792)   (124,042)          (38,542)    21,285           (64,834)     (89,724)
    -------   ----           ---------   ---------        ----------   --------        ----------   ----------

        (45)    --             (58,202)   (140,164)            6,041     20,393          (140,986)     (95,163)
    -------   ----           ---------   ---------        ----------   --------        ----------   ----------

      2,000     --              74,850     804,843           630,643    356,535           809,156    1,315,179

     16,014     --             115,889      70,992           987,257     25,403         1,041,047      205,168
         --     --                (275)         (9)             (147)        (2)             (573)          (9)
        (54)                   (11,270)         (2)          (18,229)      (748)           (5,113)          --

         --     --            (347,350)    (58,789)          (18,511)        --          (151,214)        (111)
         --     --              (8,441)         --                --         --                --           --
    -------   ----           ---------   ---------        ----------   --------        ----------   ----------

     17,960     --            (176,597)    817,035         1,581,013    381,188         1,693,303    1,520,227
    -------   ----           ---------   ---------        ----------   --------        ----------   ----------

     17,915     --            (234,799)    676,871         1,587,054    401,581         1,552,317    1,425,064

         --     --             676,871          --           401,581         --         1,425,064           --
    -------   ----           ---------   ---------        ----------   --------        ----------   ----------
    $17,915   $ --           $ 442,072   $ 676,871        $1,988,635   $401,581        $2,977,381   $1,425,064
    =======   ====           =========   =========        ==========   ========        ==========   ==========

                       See Notes to Financial Statements

                                      -27-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                           SMITH BARNEY HIGH INCOME   SMITH BARNEY INTERNATIONAL ALL   SMITH BARNEY LARGE CAP VALUE
                                                    PORTFOLIO              CAP GROWTH PORTFOLIO                 PORTFOLIO
                                           ------------------------   ------------------------------   ----------------------------
                                                2001       2000               2001       2000                 2001       2000
                                              --------   --------           --------   --------             --------   --------
OPERATIONS:
  Net investment income (loss) ............   $ 24,933   $   (852)          $ (2,417)  $   (541)            $    333   $ (1,898)
  Realized gain (loss) ....................     (1,387)      (129)            (3,521)       (32)              20,673        158
  Change in unrealized gain (loss)
    on investments ........................    (32,806)   (11,497)           (55,272)   (14,770)             (82,106)    40,823
                                              --------   --------           --------   --------             --------   --------

    Net increase (decrease) in net assets
      resulting from operations ...........     (9,260)   (12,478)           (61,210)   (15,343)             (61,100)    39,083
                                              --------   --------           --------   --------             --------   --------

UNIT TRANSACTIONS:
  Participant purchase payments ...........    353,133    206,531             35,739    101,209              250,095    441,791
  Participant transfers from other
    Travelers accounts ....................    162,683      1,792            115,546     43,812              192,174     60,176
  Administrative charges ..................        (18)        --               (103)        (8)                (113)        (2)
  Contract surrenders .....................    (13,102)    (1,664)            (1,920)        --              (10,445)    (3,259)
  Participant transfers to other
    Travelers accounts ....................        (82)        --                 --         --              (88,249)        --
  Other payments to participants ..........         --         --             (7,359)        --              (12,031)        --
                                              --------   --------           --------   --------             --------   --------

    Net increase (decrease) in net assets
      resulting from unit transactions ....    502,614    206,659            141,903    145,013              331,431    498,706
                                              --------   --------           --------   --------             --------   --------

    Net increase (decrease) in net assets..    493,354    194,181             80,693    129,670              270,331    537,789

NET ASSETS:
    Beginning of year .....................    194,181         --            129,670         --              537,789         --
                                              --------   --------           --------   --------             --------   --------
    End of year ...........................   $687,535   $194,181           $210,363   $129,670             $808,120   $537,789
                                              ========   ========           ========   ========             ========   ========

                       See Notes to Financial Statements

                                      -28-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

SMITH BARNEY LARGE CAPITALIZATION   SMITH BARNEY MID CAP CORE   SMITH BARNEY MONEY MARKET   TRAVELERS MANAGED INCOME
            PORTFOLIO                      PORTFOLIO                    PORTFOLIO                  PORTFOLIO
---------------------------------   -------------------------   -------------------------   ------------------------
        2001        2000                 2001       2000             2001        2000            2001       2000
     ----------   --------             --------   --------        ---------   ---------        --------   --------

     $  (12,012)  $ (2,718)            $ (6,110)  $    150        $   9,921   $  11,915        $  8,303   $   (439)
         (7,722)       (27)              (6,094)         1               --                       4,096          9

       (103,065)   (57,850)             (23,175)      (758)              --          --          (3,688)     4,613
     ----------   --------             --------   --------        ---------   ---------        --------   --------

       (122,799)   (60,595)             (35,379)      (607)           9,921      11,915           8,711      4,183
     ----------   --------             --------   --------        ---------   ---------        --------   --------

        292,439    654,653              229,857    223,434          141,588     975,282         145,691    142,020

        353,198     23,513              239,970     32,588          794,336       1,970         467,850     30,534
           (231)       (13)                (185)        (6)            (147)         (8)            (10)        --
        (17,530)    (6,679)              (4,794)        --           (8,584)     (1,791)         (4,246)      (488)

        (12,763)    (1,959)             (65,190)      (624)        (562,302)   (381,517)        (90,974)        --
         (9,074)        --                   --         --               --          --         (10,099)        --
     ----------   --------             --------   --------        ---------   ---------        --------   --------

        606,039    669,515              399,658    255,392          364,891     593,936         508,212    172,066
     ----------   --------             --------   --------        ---------   ---------        --------   --------

        483,240    608,920              364,279    254,785          374,812     605,851         516,923    176,249

        608,920         --              254,785         --          605,851          --         176,249         --
     ----------   --------             --------   --------        ---------   ---------        --------   --------
     $1,092,160   $608,920             $619,064   $254,785        $ 980,663   $ 605,851        $693,172   $176,249
     ==========   ========             ========   ========        =========   =========        ========   ========

                       See Notes to Financial Statements

                                      -29-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                      SMITH BARNEY SMALL CAP GROWTH
                                        VAN KAMPEN ENTERPRISE PORTFOLIO   EMERGING GROWTH PORTFOLIO      OPPORTUNITIES PORTFOLIO
                                        -------------------------------   -------------------------   -----------------------------
                                             2001            2000              2001        2000              2001         2000
                                           --------        --------         ---------    --------          -------        ----
OPERATIONS:
   Net investment income (loss) .....      $ (1,478)       $   (683)        $  (5,696)   $ (2,186)         $   (54)        $--
   Realized gain (loss) .............        11,520           1,010           (29,748)       (549)              (3)         --
   Change in unrealized gain (loss)
      on investments ................       (40,448)        (27,226)         (141,789)    (95,867)           1,439          --
                                           --------        --------         ---------    --------          -------         ---

      Net increase (decrease) in net
         assets resulting from
            operations ..............       (30,406)        (26,899)         (177,233)    (98,602)           1,382          --
                                           --------        --------         ---------    --------          -------         ---

UNIT TRANSACTIONS:
   Participant purchase payments ....        11,236         127,476           177,006     505,516           15,080          --
   Participant transfers from other
      Travelers accounts ............        19,630          29,432            78,131      68,649            7,980          --
   Administrative charges ...........           (78)             (4)             (373)        (35)              (1)         --
   Contract surrenders ..............           (37)             --            (2,060)       (377)              --          --
   Participant transfers to other
      Travelers accounts ............        (9,164)         (1,923)          (47,156)     (1,936)              --          --
   Other payments to participants ...       (14,755)             --            (6,160)         --               --          --
                                           --------        --------         ---------    --------          -------         ---

      Net increase (decrease) in net
         assets resulting from unit
            transactions ............         6,832         154,981           199,388     571,817           23,059          --
                                           --------        --------         ---------    --------          -------         ---

         Net increase (decrease) in
            net assets ..............       (23,574)        128,082            22,155     473,215           24,441          --

NET ASSETS:
      Beginning of year .............       128,082              --           473,215          --               --          --
                                           --------        --------         ---------    --------          -------         ---
      End of year ...................      $104,508        $128,082         $ 495,370    $473,215          $24,441         $--
                                           ========        ========         =========    ========          =======         ===

                       See Notes to Financial Statements

                                      -30-

                       THE TRAVELERS SEPARATE ACCOUNT NINE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

CONTRAFUND(R) PORTFOLIO -
     SERVICE CLASS                    COMBINED
--------------------------   -------------------------
    2001          2000           2001         2000
  --------      --------     -----------   -----------

  $ (2,410)     $   (714)    $   (14,455)  $   (20,591)
       897           (20)        522,219         5,864

   (32,667)       (8,097)     (2,029,574)     (749,970)
  --------      --------     -----------   -----------

   (34,180)       (8,831)     (1,521,810)     (764,697)
  --------      --------     -----------   -----------

   100,287       167,705       8,290,971    10,100,876

   129,302        48,811       8,991,523     1,165,137
       (46)           (2)         (4,027)         (146)
      (402)           --        (184,204)      (24,703)

   (41,101)           --      (1,781,206)     (451,780)
        --            --        (115,581)           --
  --------      --------     -----------   -----------

   188,040       216,514      15,197,476    10,789,384
  --------      --------     -----------   -----------

   153,860       207,683      13,675,666    10,024,687

   207,683            --      10,024,687            --
  --------      --------     -----------   -----------
  $361,543      $207,683     $23,700,353   $10,024,687
  ========      ========     ===========   ===========

                       See Notes to Financial Statements

                                      -31-

                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Separate Account Nine for Variable Annuities ("Separate
     Account Nine") is a separate account of The Travelers Insurance Company
     ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by
     The Travelers. Separate Account Nine is registered under the Investment
     Company Act of 1940, as amended, as a unit investment trust. Separate
     Account Nine includes the Vintage II and Vintage III products.

     Participant purchase payments applied to Separate Account Nine are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2001, the investments comprising
     Separate Account Nine were:

         AIM Variable Insurance Funds, Inc., Delaware business trust
             AIM V.I. Value Fund
         Alliance Variable Product Series Fund, Inc., Maryland business trust
             Premier Growth Portfolio - Class B
         American Variable Insurance Series, Massachusetts business trust
             Global Growth Fund - Class 2
             Growth Fund - Class 2
             Growth-Income Fund - Class 2
         Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
             Franklin Small Cap Fund - Class 2
             Templeton International Securities Fund - Class 2
         Greenwich Street Series Fund, Massachusetts business trust, affiliate of The Travelers
             Appreciation Portfolio
             Diversified Strategic Income Portfolio
             Equity Index Portfolio - Class II Shares
             Fundamental Value Portfolio (formerly Total Return Portfolio)
         Janus Aspen Series, Delaware business trust
             Aggressive Growth Portfolio - Service Shares
         PIMCO Variable Insurance Trust, Massachusetts business trust
             Total Return Bond Portfolio
         Putnam Variable Trust, Massachusetts business trust
             Putnam VT International Growth Fund - Class IB Shares
             Putnam VT Small Cap Value Fund - Class IB Shares
             Putnam VT Voyager II Fund - Class IB Shares
         Salomon Brothers Variable Series Funds Inc., Maryland business trust, affiliate of The Travelers
             Capital Fund
             Investors Fund
             Small Cap Growth Fund
         Smith Barney Investment Series, Massachusetts business trust, affiliate of The Travelers
             Smith Barney Large Cap Core Portfolio
             Smith Barney Premier Selections All Cap Growth Portfolio
         The Travelers Series Trust, Massachusetts business trust, affiliate of The Travelers
             Equity Income Portfolio
             Large Cap Portfolio
             MFS Emerging Growth Portfolio
             MFS Research Portfolio

                                      -32-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Travelers Series Fund Inc., Maryland business trust, affiliate of The Travelers
             AIM Capital Appreciation Portfolio
             Alliance Growth Portfolio
             MFS Total Return Portfolio
             Smith Barney Aggressive Growth Portfolio
             Smith Barney High Income Portfolio
             Smith Barney International All Cap Growth Portfolio
             Smith Barney Large Cap Value Portfolio
             Smith Barney Large Capitalization Growth Portfolio
             Smith Barney Mid Cap Core Portfolio (formerly Smith Barney Mid Cap Portfolio)
             Smith Barney Money Market Portfolio
             Travelers Managed Income Portfolio
             Van Kampen Enterprise Portfolio
         Van Kampen Life Investment Trust, Delaware business trust
             Emerging Growth Portfolio
         Variable Annuity Portfolios, Massachusetts business trust, affiliate of The Travelers
             Smith Barney Small Cap Growth Opportunities Portfolio
         Variable Insurance Products Fund II, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class

Not all funds may be available in all states or to all contract owners.

Effective October 26, 2001, the assets of Strategic Stock Portfolio of The
Travelers Series Trust were combined into Investors Fund of Salomon Brothers
Variable Series Fund Inc. At the effective date Separate Account Nine held 929 shares of Strategic Stock Portfolio having a market value of $8,317, which were exchanged for 681 shares of Investors Fund equal in value.

Effective October 26, 2001, the assets of Disciplined Small Cap Stock Portfolio of The Travelers Series Trust were liquidated. At the effective date, Separate
Account Nine held 4,222 shares of Disciplined Small Cap Stock Portfolio having a market value of $37,066, which were used to purchase 37,066 shares of Smith
Barney Money Market Portfolio of the Travelers Series Fund Inc., equal in value.

The following is a summary of significant accounting policies consistently followed by Separate Account Nine in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date. In 2001, net dividend income and realized gain
(loss) distributions were disclosed separately as net investment income and realized gain (loss) on the Statement of Changes in Net Assets. Prior year information has been reclassified for comparative purposes.

FEDERAL INCOME TAXES. The operations of Separate Account Nine form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Nine. Separate Account Nine is not taxed as a "regulated investment company" under Subchapter M of the Code.

                                      -33-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL HIGHLIGHTS. In 2001, Separate Account Nine adopted the financial highlights disclosure recommended by the AICPA Audit Guide for Investment
Companies. It is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each sub-account. As each sub-account offers multiple contract charges, certain information is provided in the form of a range. In certain instances, the range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were
$18,101,968 and $2,139,842 respectively, for the year ended December 31, 2001.
Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $26,482,113 at
December 31, 2001. Gross unrealized appreciation for all investments at December
31, 2001 was $6,277. Gross unrealized depreciation for all investments at
December 31, 2001 was $2,785,819.

3.   CONTRACT CHARGES

Insurance charges are paid for the mortality and expense risks assumed by
Travelers Life. Each business day, Travelers Life deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.15%, 1.25%, and
1.40%, of the amounts held in each funding option for the Standard Death
Benefit, Step-Up Death Benefit and Roll-Up Death Benefit, respectively. For
Vintage III contracts, the charge equals, on an annual basis, 1.70% of the amounts held in each funding option for the Step-Up Death Benefit.

For contract holders who elect the Enhanced Stepped-Up Provision (E.S.P.), there is an additional charge, on an annual basis, of 0.20% of the amounts held in each funding option. This charge is also deducted each business day and reflected in the calculation of accumulation unit values.

Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 0.15% of the amounts held in each funding option.

For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover contract administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within eight years of its payment date. Contract surrender payments include $2,387 of contingent deferred sales charges for the year ended 2001. There were no contingent deferred sales charges for the year ended December 31, 2000.

                                      -34-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY

                                                                          DECEMBER 31, 2001
                                                               -----------------------------------
                                                               ACCUMULATION   UNIT
                                                                  UNITS       VALUE     NET ASSETS
                                                               ------------   ------    ----------
AIM Variable Insurance Funds, Inc.
  AIM V.I. Value Fund
    Standard Death Benefit ................................        58,685     $0.886    $   51,970
    Standard Death Benefit E.S.P. 20 ......................            --      0.908            --
    Step - Up Death Benefit 1.70% .........................            --      1.142            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.142            --
    Roll-Up Death Benefit .................................            --      0.884            --
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.907            --
    Step-Up Death Benefit 1.25% ...........................        71,928      0.885        63,656
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.907            --

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B
    Standard Death Benefit ................................       502,272      0.755       379,244
    Standard Death Benefit E.S.P 20........................            --      0.886            --
    Step - Up Death Benefit 1.70% .........................            --      1.183            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.182            --
    Roll-Up Death Benefit .................................        37,053      0.751        27,827
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.885            --
    Step-Up Death Benefit 1.25% ...........................       762,941      0.753       574,824
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.886            --

American Variable Insurance Series
  Global Growth Fund - Class 2
    Standard Death Benefit ................................       396,132      0.821       325,194
    Standard Death Benefit E.S.P. 20 ......................            --      0.894            --
    Step - Up Death Benefit 1.70% .........................            --      1.188            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.187            --
    Roll-Up Death Benefit .................................        41,734      0.817        34,079
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.893            --
    Step-Up Death Benefit 1.25% ...........................       391,475      0.819       320,692
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.893            --
  Growth Fund - Class 2
    Standard Death Benefit ................................       610,536      0.972       593,688
    Standard Death Benefit E.S.P. 20 ......................            --      0.872            --
    Step - Up Death Benefit 1.70% .........................         5,663      1.238         7,011
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.237            --
    Roll-Up Death Benefit .................................        20,474      0.967        19,802
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.871            --
    Step-Up Death Benefit 1.25% ...........................       842,658      0.970       817,668
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.872            --
  Growth-Income Fund - Class 2
    Standard Death Benefit ................................     1,049,824      1.121     1,176,875
    Standard Death Benefit E.S.P. 20 ......................            --      0.958            --
    Step - Up Death Benefit 1.70% .........................         6,095      1.143         6,967
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.143            --
    Roll-Up Death Benefit .................................            --      1.115            --
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.957            --
    Step-Up Death Benefit 1.25% ...........................       986,465      1.119     1,103,454
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.958            --

                                      -35-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                        DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION   UNIT
                                                                   UNITS      VALUE     NET ASSETS
                                                               ------------   ------   ------------
Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund - Class 2
      Standard Death Benefit ..............................       116,704     $0.837     $ 97,732
      Standard Death Benefit E.S.P. 20 ....................            --      0.931           --
      Step - Up Death Benefit 1.70% .......................            --      1.228           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.227           --
      Roll-Up Death Benefit ...............................            --      0.833           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.929           --
      Step-Up Death Benefit 1.25% .........................       176,530      0.836      147,515
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.930           --
   Templeton International Securities Fund - Class 2
      Standard Death Benefit ..............................       228,595      0.891      203,631
      Standard Death Benefit E.S.P. 20 ....................            --      0.895           --
      Step - Up Death Benefit 1.70% .......................            --      1.134           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.134           --
      Roll-Up Death Benefit ...............................        13,265      0.886       11,752
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.894           --
      Step-Up Death Benefit 1.25% .........................       227,440      0.889      202,162
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.894           --

Greenwich Street Series Fund
   Appreciation Portfolio
      Standard Death Benefit ..............................       386,946      0.973      376,432
      Standard Death Benefit E.S.P. 20 ....................            --      0.939           --
      Step - Up Death Benefit 1.70% .......................            --      1.137           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.136           --
      Roll-Up Death Benefit ...............................            --      0.968           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.937           --
      Step-Up Death Benefit 1.25% .........................       440,930      0.971      428,033
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.938           --
   Diversified Strategic Income Portfolio
      Standard Death Benefit ..............................       306,470      1.032      316,406
      Standard Death Benefit E.S.P. 20 ....................            --      0.996           --
      Step - Up Death Benefit 1.70% .......................            --      1.012           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.011           --
      Roll-Up Death Benefit ...............................            --      1.027           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.995           --
      Step-Up Death Benefit 1.25% .........................       439,990      1.030      453,283
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.996           --

                                      -36-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                        DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION   UNIT
                                                                   UNITS      VALUE     NET ASSETS
                                                               ------------   ------   ------------
Greenwich Street Series Fund (continued)
   Equity Index Portfolio - Class II Shares
      Standard Death Benefit ..............................       111,597     $0.826     $ 92,194
      Standard Death Benefit E.S.P. 20 ....................            --      0.913           --
      Step - Up Death Benefit 1.70% .......................            --      1.141           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.141           --
      Roll-Up Death Benefit ...............................         6,152      0.822        5,055
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.912           --
      Step-Up Death Benefit 1.25% .........................       174,860      0.824      144,146
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.912           --
   Fundamental Value Portfolio
      Standard Death Benefit ..............................       588,600      1.153      678,878
      Standard Death Benefit E.S.P. 20 ....................            --      0.916           --
      Step - Up Death Benefit 1.70% .......................            --      1.173           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.172           --
      Roll-Up Death Benefit ...............................        20,828      1.147       23,898
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.915           --
      Step-Up Death Benefit 1.25% .........................       369,495      1.151      425,282
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.916           --

Janus Aspen Series
   Aggressive Growth Portfolio - Service Shares
      Standard Death Benefit ..............................       127,433      0.402       51,230
      Standard Death Benefit E.S.P. 20 ....................            --      0.786           --
      Step - Up Death Benefit 1.70% .......................            --      1.158           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.158           --
      Roll-Up Death Benefit ...............................         6,578      0.400        2,633
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.785           --
      Step-Up Death Benefit 1.25% .........................       485,683      0.401      194,927
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.785           --

PIMCO Variable Insurance Trust
   Total Return Bond Portfolio
      Standard Death Benefit ..............................       142,080      1.054      149,698
      Standard Death Benefit E.S.P. 20 ....................            --      1.042           --
      Standard Death Benefit E.S.P. 20 ....................            --      1.003           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.002           --
      Roll-Up Death Benefit ...............................            --      1.052           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      1.041           --
      Step-Up Death Benefit 1.25% .........................       469,808      1.053      494,672
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      1.042           --

                                      -37-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                        DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION   UNIT
                                                                   UNITS      VALUE     NET ASSETS
                                                               ------------   ------   ------------
Putnam Variable Trust
   Putnam VT International Growth Fund - Class IB Shares
      Standard Death Benefit ..............................         4,131     $0.858     $  3,543
      Standard Death Benefit E.S.P. 20 ....................            --      0.898           --
      Step - Up Death Benefit 1.70% .......................            --      1.138           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.137           --
      Roll-Up Death Benefit ...............................            --      0.856           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.897           --
      Step-Up Death Benefit 1.25% .........................        11,070      0.857        9,490
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.897           --
   Putnam VT Small Cap Value Fund - Class IB Shares
      Standard Death Benefit ..............................        27,156      1.089       29,577
      Standard Death Benefit E.S.P. 20 ....................            --      1.030           --
      Step - Up Death Benefit 1.70% .......................            --      1.221           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.220           --
      Roll-Up Death Benefit ...............................            --      1.087           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      1.029           --
      Step-Up Death Benefit 1.25% .........................         4,610      1.088        5,017
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      1.029           --
   Putnam VT Voyager II Fund - Class IB Shares
      Standard Death Benefit ..............................         1,568      0.806        1,264
      Standard Death Benefit E.S.P. 20 ....................            --      0.814           --
      Step - Up Death Benefit 1.70% .......................            --      1.233           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.233           --
      Roll-Up Death Benefit ...............................            --      0.805           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.813           --
      Step-Up Death Benefit 1.25% .........................        11,858      0.806        9,552
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.814           --

Salomon Brothers Variable Series Fund Inc
   Capital Fund
      Standard Death Benefit ..............................       196,939      1.212      238,785
      Standard Death Benefit E.S.P. 20 ....................            --      0.941           --
      Step - Up Death Benefit 1.70% .......................         6,229      1.127        7,022
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.127           --
      Roll-Up Death Benefit ...............................            --      1.206           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.940           --
      Step-Up Death Benefit 1.25% .........................       220,176      1.210      266,399
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.941           --
   Investors Fund
      Standard Death Benefit ..............................        51,941      1.108       57,544
      Standard Death Benefit E.S.P. 20 ....................            --      0.931           --
      Step - Up Death Benefit 1.70% .......................            --      1.134           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.133           --
      Roll-Up Death Benefit ...............................            --      1.102           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.929           --
      Step-Up Death Benefit 1.25% .........................        94,552      1.106      104,527
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.930           --

                                      -38-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                        DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION   UNIT
                                                                   UNITS      VALUE     NET ASSETS
                                                               ------------   ------   ------------
Salomon Brothers Variable Series Funds Inc. (continued)
   Small Cap Growth Fund
      Standard Death Benefit ..............................         1,034     $1.204     $  1,245
      Standard Death Benefit E.S.P. 20 ....................            --      0.934           --
      Step - Up Death Benefit 1.70% .......................            --      1.255           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.255           --
      Roll-Up Death Benefit ...............................            --      1.198           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.933           --
      Step-Up Death Benefit 1.25% .........................        89,647      1.202      107,749
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.933           --

Smith Barney Investment Series
   Smith Barney Large Cap Core Portfolio
      Standard Death Benefit ..............................         1,370      0.894        1,225
      Standard Death Benefit E.S.P. 20 ....................            --      0.900           --
      Step - Up Death Benefit 1.70% .......................            --      1.128           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.127           --
      Roll-Up Death Benefit ...............................            --      0.893           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.898           --
      Step-Up Death Benefit 1.25% .........................         2,000      0.894        1,787
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.899           --
   Smith Barney Premier Selections All Cap Growth Portfolio
      Standard Death Benefit ..............................            --      0.895           --
      Standard Death Benefit E.S.P. 20 ....................            --      0.911           --
      Step - Up Death Benefit 1.70% .......................            --      1.198           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.197           --
      Roll-Up Death Benefit ...............................            --      0.894           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.910           --
      Step-Up Death Benefit 1.25% .........................        36,621      0.894       32,753
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.911           --

The Travelers Series Trust
   Equity Income Portfolio
      Standard Death Benefit ..............................       137,176      1.006      138,024
      Standard Death Benefit E.S.P. 20 ....................            --      0.938           --
      Step - Up Death Benefit 1.70% .......................            --      1.130           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.129           --
      Roll-Up Death Benefit ...............................         7,274      1.001        7,281
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.936           --
      Step-Up Death Benefit 1.25% .........................       287,548      1.004      288,715
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.937           --

                                      -39-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                        DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION   UNIT
                                                                   UNITS      VALUE     NET ASSETS
                                                               ------------   ------   ------------
The Travelers Series Trust (continued)
   Large Cap Portfolio
      Standard Death Benefit ..............................       165,937     $0.734     $121,797
      Standard Death Benefit E.S.P. 20 ....................            --      0.881           --
      Step - Up Death Benefit 1.70% .......................            --      1.138           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.137           --
      Roll-Up Death Benefit ...............................        16,878      0.730       12,324
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.880           --
      Step-Up Death Benefit 1.25% .........................       125,941      0.732       92,246
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.881           --
   MFS Emerging Growth Portfolio
      Standard Death Benefit ..............................       121,516      0.712       86,466
      Standard Death Benefit E.S.P. 20 ....................            --      0.836           --
      Step - Up Death Benefit 1.70% .......................            --      1.219           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.218           --
      Roll-Up Death Benefit ...............................        17,697      0.708       12,524
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.835           --
      Step-Up Death Benefit 1.25% .........................       368,641      0.710      261,747
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.836           --
   MFS Research Portfolio
      Standard Death Benefit ..............................       161,626      0.757      122,336
      Standard Death Benefit E.S.P. 20 ....................            --      0.864           --
      Step - Up Death Benefit 1.70% .......................            --      1.151           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.151           --
      Roll-Up Death Benefit ...............................            --      0.753           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.863           --
      Step-Up Death Benefit 1.25% .........................       230,322      0.755      173,962
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.864           --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio
      Standard Death Benefit ..............................         1,154      0.865          998
      Standard Death Benefit E.S.P. 20 ....................            --      0.883           --
      Step - Up Death Benefit 1.70% .......................            --      1.206           --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............            --      1.206           --
      Roll-Up Death Benefit ...............................            --      0.863           --
      Roll-Up Death Benefit E.S.P. 20 .....................            --      0.882           --
      Step-Up Death Benefit 1.25% .........................        19,584      0.864       16,917
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............            --      0.883           --

                                      -40-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                         DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION    UNIT
                                                                  UNITS       VALUE     NET ASSETS
                                                               ------------   ------   ------------
Travelers Series Fund Inc.(continued)
  Alliance Growth Portfolio
    Standard Death Benefit ................................       284,838     $0.782    $  222,602
    Standard Death Benefit E.S.P. 20 ......................            --      0.850            --
    Step - Up Death Benefit 1.70% .........................            --      1.148            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.148            --
    Roll-Up Death Benefit .................................        48,566      0.777        37,751
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.849            --
    Step-Up Death Benefit 1.25% ...........................       233,026      0.780       181,719
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.850            --
  MFS Total Return Portfolio
    Standard Death Benefit ................................       445,508      1.135       505,684
    Standard Death Benefit E.S.P. 20 ......................            --      0.975            --
    Step - Up Death Benefit 1.70% .........................            --      1.081            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.080            --
    Roll-Up Death Benefit .................................            --      1.129            --
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.973            --
    Step-Up Death Benefit 1.25% ...........................     1,309,212      1.133     1,482,951
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.974            --
  Smith Barney Aggressive Growth Portfolio
    Standard Death Benefit ................................       452,646      1.309       592,319
    Standard Death Benefit E.S.P. 20 ......................            --      0.913            --
    Step - Up Death Benefit 1.70% .........................         5,724      1.213         6,943
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.212            --
    Roll-Up Death Benefit .................................         6,781      1.302         8,826
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.912            --
    Step-Up Death Benefit 1.25% ...........................     1,814,521      1.306     2,369,293
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.913            --
  Smith Barney High Income Portfolio
    Standard Death Benefit ................................       489,304      0.876       428,752
    Standard Death Benefit E.S.P. 20 ......................            --      0.932            --
    Step - Up Death Benefit 1.70% .........................            --      1.037            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.037            --
    Roll-Up Death Benefit .................................            --      0.872            --
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.931            --
    Step-Up Death Benefit 1.25% ...........................       295,957      0.874       258,783
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.932            --
  Smith Barney International All Cap Growth Portfolio
    Standard Death Benefit ................................        83,173      0.617        51,282
    Standard Death Benefit E.S.P. 20 ......................            --      0.828            --
    Step - Up Death Benefit 1.70% .........................            --      1.169            --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............            --      1.168            --
    Roll-Up Death Benefit .................................            --      0.613            --
    Roll-Up Death Benefit E.S.P. 20 .......................            --      0.827            --
    Step-Up Death Benefit 1.25% ...........................       258,565      0.615       159,081
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................            --      0.827            --

                                      -41-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                         DECEMBER 31, 2001
                                                               ------------------------------------

                                                               ACCUMULATION    UNIT
                                                                  UNITS       VALUE     NET ASSETS
                                                               ------------   ------   ------------
Travelers Series Fund Inc.(continued)
  Smith Barney Large Cap Value Portfolio
    Standard Death Benefit ................................      384,096      $0.975     $374,666
    Standard Death Benefit E.S.P. 20 ......................           --       0.908           --
    Step - Up Death Benefit 1.70% .........................           --       1.101           --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............           --       1.101           --
    Roll-Up Death Benefit .................................        9,369       0.970        9,091
    Roll-Up Death Benefit E.S.P. 20 .......................           --       0.906           --
    Step-Up Death Benefit 1.25% ...........................      435,964       0.973      424,363
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................           --       0.907           --
  Smith Barney Large Capitalization Growth Portfolio
    Standard Death Benefit ................................      517,862       0.865      447,701
    Standard Death Benefit E.S.P. 20 ......................           --       0.923           --
    Step - Up Death Benefit 1.70% .........................           --       1.181           --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............           --       1.181           --
    Roll-Up Death Benefit .................................       16,933       0.860       14,559
    Roll-Up Death Benefit E.S.P. 20 .......................           --       0.922           --
    Step-Up Death Benefit 1.25% ...........................      730,193       0.863      629,900
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................           --       0.923           --
  Smith Barney Mid Cap Core Portfolio
    Standard Death Benefit ................................      191,466       1.211      231,947
    Standard Death Benefit E.S.P. 20 ......................           --       0.929           --
    Step - Up Death Benefit 1.70% .........................           --       1.233           --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............           --       1.232           --
    Roll-Up Death Benefit .................................       12,948       1.205       15,601
    Roll-Up Death Benefit E.S.P. 20 .......................           --       0.927           --
    Step-Up Death Benefit 1.25% ...........................      307,340       1.209      371,516
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................           --       0.928           --
  Smith Barney Money Market Portfolio
    Standard Death Benefit ................................      148,566       1.078      160,118
    Standard Death Benefit E.S.P. 20 ......................           --       1.007           --
    Step - Up Death Benefit 1.70% .........................           --       1.000           --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............           --       1.000           --
    Roll-Up Death Benefit .................................          952       1.072        1,021
    Roll-Up Death Benefit E.S.P. 20 .......................           --       1.005           --
    Step-Up Death Benefit 1.25% ...........................      707,397       1.075      760,760
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................       58,410       1.006       58,764
  Travelers Managed Income Portfolio
    Standard Death Benefit ................................      188,214       1.115      209,916
    Standard Death Benefit E.S.P. 20 ......................           --       1.008           --
    Step - Up Death Benefit 1.70% .........................           --       0.981           --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............           --       0.980           --
    Roll-Up Death Benefit .................................           --       1.109           --
    Roll-Up Death Benefit E.S.P. 20 .......................           --       1.007           --
    Step-Up Death Benefit 1.25% ...........................      434,221       1.113      483,256
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................           --       1.007

                                      -42-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                         DECEMBER 31, 2001
                                                               ------------------------------------
                                                               ACCUMULATION    UNIT
                                                                  UNITS       VALUE     NET ASSETS
                                                               ------------   ------   ------------
Travelers Series Fund Inc (continued)
  Van Kampen Enterprise Portfolio
    Standard Death Benefit ................................       49,390      $0.750    $    37,022
    Standard Death Benefit E.S.P. 20 ......................           --       0.923             --
    Step - Up Death Benefit 1.70% .........................           --       1.194             --
    Step - Up Death Benefit 1.70%  E.S.P. 20 ..............           --       1.193             --
    Roll-Up Death Benefit .................................       16,758       0.746         12,495
    Roll-Up Death Benefit E.S.P. 20 .......................           --       0.922             --
    Step-Up Death Benefit 1.25% ...........................       73,520       0.748         54,991
    Step-Up Death Benefit 1.25%  E.S.P. 20 ................           --       0.923             --

  Van Kampen Life Investment Trust
    Emerging Growth Portfolio
      Standard Death Benefit ..............................      196,978       0.806        158,826
      Standard Death Benefit E.S.P. 20 ....................           --       0.846             --
      Step - Up Death Benefit 1.70% .......................           --       1.134             --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............           --       1.134             --
      Roll-Up Death Benefit ...............................        8,488       0.802          6,807
      Roll-Up Death Benefit E.S.P. 20 .....................           --       0.845             --
      Step-Up Death Benefit 1.25% .........................      409,824       0.805        329,737
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............           --       0.846             --

  Variable Annuity Portfolios
    Smith Barney Small Cap Growth Opportunities Portfolio
      Standard Death Benefit ..............................           --       0.946             --
      Standard Death Benefit E.S.P. 20 ....................           --       0.937             --
      Step - Up Death Benefit 1.70% .......................           --       1.215             --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............           --       1.215             --
      Roll-Up Death Benefit ...............................           --       0.944             --
      Roll-Up Death Benefit E.S.P. 20 .....................           --       0.935             --
      Step-Up Death Benefit 1.25% .........................       25,867       0.945         24,441
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............           --       0.936             --

  Variable Insurance Products Fund II
    Contrafund(R) Portfolio - Service Class
      Standard Death Benefit ..............................       53,627       0.907         48,627
      Standard Death Benefit E.S.P. 20 ....................           --       0.943             --
      Step - Up Death Benefit 1.70% .......................           --       1.119             --
      Step - Up Death Benefit 1.70%  E.S.P. 20 ............           --       1.118             --
      Roll-Up Death Benefit ...............................        5,854       0.902          5,280
      Roll-Up Death Benefit E.S.P. 20 .....................           --       0.942             --
      Step-Up Death Benefit 1.25% .........................      339,996       0.905        307,636
      Step-Up Death Benefit 1.25%  E.S.P. 20 ..............           --       0.943             --
                                                                                        -----------
  Net Contract Owners' Equity .............................                             $23,700,353
                                                                                        ===========

                                      -43-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           ----------------------------------------------
                                                                           NO. OF      MARKET       COST OF     PROCEEDS
                                                                           SHARES      VALUE      PURCHASES    FROM SALES
                                                                           -------   ----------   ----------   ----------
INVESTMENTS

  AIM VARIABLE INSURANCE FUNDS, INC. (0.5%)
    AIM V.I. Value Fund
      Total (Cost $116,619)                                                  4,952   $  115,639   $  116,992     $   361
                                                                           -------   ----------   ----------     -------

  ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (4.1%)
    Premier Growth Portfolio - Class B
      Total (Cost $1,255,915)                                               39,280      982,006      595,424      76,501
                                                                           -------   ----------   ----------     -------

  AMERICAN VARIABLE INSURANCE SERIES (18.6%)
    Global Growth Fund - Class 2 (Cost $848,976)                            50,825      680,041      392,419      20,804
    Growth Fund - Class 2 (Cost $1,790,235)                                 32,630    1,438,332    1,312,908      34,553
    Growth-Income Fund - Class 2 (Cost $2,328,025)                          72,437    2,287,552    2,008,287      34,979
                                                                           -------   ----------   ----------     -------
      Total (Cost $4,967,236)                                              155,892    4,405,925    3,713,614      90,336
                                                                           -------   ----------   ----------     -------

  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (2.8%)
    Franklin Small Cap Fund - Class 2 (Cost $311,567)                       13,741      245,274       98,375       8,445
    Templeton International Securities Fund - Class 2 (Cost $492,769)       35,570      417,591      365,573      17,763
                                                                           -------   ----------   ----------     -------
      Total (Cost $804,336)                                                 49,311      662,865      463,948      26,208
                                                                           -------   ----------   ----------     -------

  GREENWICH STREET SERIES FUND (12.4%)
    Appreciation Portfolio (Cost $830,857)                                  37,145      804,555      610,482      25,057
    Diversified Strategic Income Portfolio (Cost $796,374)                  84,313      769,775      702,144      37,243
    Equity Index Portfolio - Class II Shares (Cost $265,277)                 8,570      241,422      182,428       4,400
    Fundamental Value Portfolio (Cost $1,176,712)                           59,129    1,128,183      901,901      18,341
                                                                           -------   ----------   ----------     -------
      Total (Cost $3,069,220)                                              189,157    2,943,935    2,396,955      85,041
                                                                           -------   ----------   ----------     -------

  JANUS ASPEN SERIES (1.1%)
    Aggressive Growth Portfolio - Service Shares
      Total (Cost $466,078)                                                 11,450      248,818       96,235       7,208
                                                                           -------   ----------   ----------     -------

  PIMCO VARIABLE INSURANCE TRUST (2.7%)
    Total Return Bond Portfolio
      Total (Cost $662,603)                                                 65,161      644,443      664,602       1,955
                                                                           -------   ----------   ----------     -------

  PUTNAM VARIABLE TRUST (0.2%)
    Putnam VT International Growth Fund - Class IB Shares (Cost $13,326)     1,055       13,034       13,379          48
    Putnam VT Small Cap Value Fund - Class IB Shares (Cost $32,043)          2,302       34,597       32,499         451
    Putnam VT Voyager II Fund - Class IB Shares (Cost $10,890)               2,177       10,817       10,934          39
                                                                           -------   ----------   ----------     -------
      Total (Cost $56,259)                                                   5,534       58,448       56,812         538
                                                                           -------   ----------   ----------     -------

  SALOMON BROTHERS VARIABLE SERIES FUND INC. (3.3%)
    Capital Fund (Cost $513,118)                                            33,925      512,264      427,043      12,176
    Investors Fund (Cost $160,985)                                          12,673      162,089      190,648      29,619
    Small Cap Growth Fund (Cost $113,872)                                    8,658      109,006      120,812      14,773
                                                                           -------   ----------   ----------     -------
      Total (Cost $787,975)                                                 55,256      783,359      738,503      56,568
                                                                           -------   ----------   ----------     -------

                                      -44-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           --------------------------------------------------
                                                                            NO. OF       MARKET        COST OF      PROCEEDS
                                                                            SHARES        VALUE       PURCHASES    FROM SALES
                                                                           ---------   -----------   -----------   ----------
  SMITH BARNEY INVESTMENT SERIES (0.2%)
    Smith Barney Large Cap Core Portfolio (Cost $3,159)                          314   $     3,012   $     3,904   $      700
    Smith Barney Premier Selections All Cap Growth Portfolio
     (Cost $32,502)                                                            2,730        32,757        32,655          144
                                                                           ---------   -----------   -----------   ----------
      Total (Cost $35,661)                                                     3,044        35,769        36,559          844
                                                                           ---------   -----------   -----------   ----------

  THE TRAVELERS SERIES TRUST (5.6%)
    Disciplined Small Cap Stock Portfolio (Cost $0)                               --            --        65,336       67,189
    Equity Income Portfolio (Cost $446,267)                                   28,957       434,070       389,848       18,805
    Large Cap Portfolio (Cost $278,452)                                       16,381       226,392       174,175       47,773
    MFS Emerging Growth Portfolio (Cost $623,471)                             32,768       360,778       248,272       14,300
    MFS Research Portfolio (Cost $378,922)                                    33,789       296,332       205,526       33,441
    Strategic Stock Portfolio (Cost $0)                                           --            --         9,181        8,366
                                                                           ---------   -----------   -----------   ----------
      Total (Cost $1,727,112)                                                111,895     1,317,572     1,092,338      189,874
                                                                           ---------   -----------   -----------   ----------

  TRAVELERS SERIES FUND INC. (44.8%)
    AIM Capital Appreciation Portfolio (Cost $18,369)                          1,753        17,917        18,500          118
    Alliance Growth Portfolio (Cost $614,956)                                 23,963       442,122       245,248      369,065
    MFS Total Return Portfolio (Cost $2,006,115)                             119,236     1,988,859     1,672,646       46,140
    Smith Barney Aggressive Growth Portfolio (Cost $3,132,283)               221,887     2,977,725     1,846,979      185,256
    Smith Barney High Income Portfolio (Cost $731,913)                        80,328       687,610       544,890       17,342
    Smith Barney International All Cap Growth Portfolio (Cost $280,429)       17,576       210,387       152,035       12,572
    Smith Barney Large Cap Value Portfolio (Cost $849,493)                    43,476       808,210       466,396      110,771
    Smith Barney Large Capitalization Growth Portfolio (Cost $1,253,199)      84,022     1,092,284       632,859       38,930
    Smith Barney Mid Cap Core Portfolio (Cost $643,066)                       50,132       619,134       470,049       76,525
    Smith Barney Money Market Portfolio (Cost $980,319)                      980,319       980,319       875,290      499,946
    Travelers Managed Income Portfolio (Cost $692,324)                        56,731       693,249       633,019      116,493
    Van Kampen Enterprise Portfolio (Cost $172,197)                            8,022       104,520        57,860       25,366
                                                                           ---------   -----------   -----------   ----------
      Total (Cost $11,374,663)                                             1,687,445    10,622,336     7,615,771    1,498,524
                                                                           ---------   -----------   -----------   ----------

  VAN KAMPEN LIFE INVESTMENT TRUST (2.1%)
    Emerging Growth Portfolio
      Total (Cost $733,082)                                                   17,469       495,427       254,186       60,546
                                                                           ---------   -----------   -----------   ----------

  VARIABLE ANNUITY PORTFOLIOS (0.1%)
    Smith Barney Small Cap Growth Opportunities Portfolio
      Total (Cost $23,005)                                                     2,560        24,444        23,058           50
                                                                           ---------   -----------   -----------   ----------

  VARIABLE INSURANCE PRODUCTS FUND II (1.5%)
    Contrafund(R) Portfolio - Service Class
      Total (Cost $402,349)                                                   18,025       361,585       236,971       45,288
                                                                           ---------   -----------   -----------   ----------

TOTAL INVESTMENTS (100%)
  (Cost $26,482,113)                                                                   $23,702,571   $18,101,968   $2,139,842
                                                                                       ===========   ===========   ==========

                                      -45-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                           FOR THE YEAR ENDED DECEMBER 31, 2001
                                                  ------------------------------------------------------
                                                  UNITS       UNIT VALUE       NET ASSETS    INVESTMENT
                                                  (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO
                                                  ------   -----------------   ----------   ------------
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund                              131     $0.885 to 0.886      $  116         0.32%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
   Premier Growth Portfolio - Class B             1,302      0.751 to 0.755         982
AMERICAN VARIABLE INSURANCE SERIES
   Global Growth Fund - Class 2                     829      0.817 to 0.821         680         0.74%
   Growth Fund - Class 2                          1,479      0.967 to 1.238       1,438         0.45%
   Growth-Income Fund - Class 2                   2,042      1.119 to 1.143       2,287         1.58%
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
   Franklin Small Cap Fund - Class 2                293      0.836 to 0.837         245         0.39%
   Templeton International Securities
      Fund - Class 2                                469      0.886 to 0.891         418         2.64%
GREENWICH STREET SERIES FUND
   Appreciation Portfolio                           828      0.971 to 0.973         804         1.35%
   Diversified Strategic Income Portfolio           746      1.030 to 1.032         770         8.52%
   Equity Index Portfolio - Class II Shares         293      0.822 to 0.826         241         0.75%
   Fundamental Value Portfolio                      979      1.147 to 1.153       1,128         0.64%
JANUS ASPEN SERIES
   Aggressive Growth Portfolio - Service Shares     620      0.400 to 0.402         249
PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                      612      1.053 to 1.054         644         2.59%
PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -
      Class IB Shares                                15      0.857 to 0.858          13
   Putnam VT Small Value Fund - Class IB Shares      32      1.088 to 1.089          35
   Putnam VT Voyager II Fund - Class IB Shares       13               0.806          11
SALOMON BROTHERS VARIABLE SERIES
FUND INC.
   Capital Fund                                     423      1.127 to 1.212         512         1.50%
   Investors Fund                                   146      1.106 to 1.108         162         2.73%
   Small Cap Growth Fund                             91      1.202 to 1.204         109
SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio              3               0.894           3
   Smith Barney Premier Selections All
      Cap Growth Portfolio                           37               0.894          33
THE TRAVELERS SERIES TRUST
   Equity Income Portfolio                          432      1.001 to 1.006         434         1.59%
   Large Cap Portfolio                              309      0.730 to 0.734         226         0.54%
   MFS Emerging Growth Portfolio                    508      0.708 to 0.712         361
   MFS Research Portfolio                           392      0.755 to 0.757         296         0.05%

                                                  FOR THE YEAR ENDED DECEMBER 31, 2001
                                                ----------------------------------------
                                                  EXPENSE RATIO        TOTAL RETURN
                                                LOWEST TO HIGHEST   LOWEST TO HIGHEST*
                                                ----------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund                            1.30% to 1.40%     (11.50%) to (3.59%)
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
   Premier Growth Portfolio - Class B             1.30% to 1.55%    (18.72%) to (18.47%)
AMERICAN VARIABLE INSURANCE SERIES
   Global Growth Fund - Class 2                   1.30% to 1.55%    (15.51%) to (15.36%)
   Growth Fund - Class 2                          1.30% to 1.85%      (19.42%) to 1.64%
   Growth-Income Fund - Class 2                   1.30% to 1.85%         0.97% to 1.26%
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
   Franklin Small Cap Fund - Class 2              1.30% to 1.40%    (16.40%) to (16.38%)
   Templeton International Securities
      Fund - Class 2                              1.30% to 1.55%    (17.27%) to (17.04%)
GREENWICH STREET SERIES FUND
   Appreciation Portfolio                         1.30% to 1.40%      (5.27%) to (5.17%)
   Diversified Strategic Income Portfolio         1.30% to 1.40%         1.68% to 1.78%
   Equity Index Portfolio - Class II Shares       1.30% to 1.55%    (13.66%) to (13.51%)
   Fundamental Value Portfolio                    1.30% to 1.55%      (6.75%) to (6.56%)
JANUS ASPEN SERIES
   Aggressive Growth Portfolio - Service Shares   1.30% to 1.55%    (40.56%) to (40.36%)
PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                    1.30% to 1.40%         5.30% to 5.82%
PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -
      Class IB Shares                             1.30% to 1.40%      (14.30%) to 3.25%
   Putnam VT Small Value Fund - Class IB Shares   1.30% to 1.40%         3.13% to 8.80%
   Putnam VT Voyager II Fund - Class IB Shares    1.30% to 1.40%     (19.40%) to (5.62%)
SALOMON BROTHERS VARIABLE SERIES
FUND INC.
   Capital Fund                                   1.30% to 1.85%         0.50% to 1.81%
   Investors Fund                                 1.30% to 1.40%      (7.45%) to (6.81%)
   Small Cap Growth Fund                          1.30% to 1.40%       (8.52%) to 7.60%
SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio          1.30% to 1.40%     (10.60%) to (4.18%)
   Smith Barney Premier Selections All
      Cap Growth Portfolio                        1.30% to 1.40%     (10.60%) to (3.35%)
THE TRAVELERS SERIES TRUST
   Equity Income Portfolio                        1.30% to 1.55%      (8.25%) to (7.88%)
   Large Cap Portfolio                            1.30% to 1.55%    (18.62%) to (18.44%)
   MFS Emerging Growth Portfolio                  1.30% to 1.55%    (37.12%) to (36.99%)
   MFS Research Portfolio                         1.30% to 1.40%    (23.58%) to (23.46%)

                                      -46-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  FOR THE YEAR ENDED DECEMBER 31, 2001
                                            ------------------------------------------------------
                                             UNITS       UNIT VALUE      NET ASSETS    INVESTMENT
                                            (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO
                                            ------   -----------------   ----------   ------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio          21     $ 0.864 to 0.865     $   18
   Alliance Growth Portfolio                  566       0.777 to 0.782        442         0.17%
   MFS Total Return Portfolio                1755       1.133 to 1.135      1,989         2.62%
   Smith Barney Aggressive Growth
      Portfolio                              2280       1.213 to 1.309      2,977
   Smith Barney High Income Portfolio         785       0.874 to 0.876        688         9.24%
   Smith Barney International All Cap
      Growth Portfolio                        342       0.615 to 0.617        210
   Smith Barney Large Cap Value Portfolio     829       0.970 to 0.975        808         1.40%
   Smith Barney Large Capitalization
      Growth Portfolio                       1265       0.860 to 0.865      1,092
   Smith Barney Mid Cap Core Portfolio        512       1.205 to 1.211        619
   Smith Barney Money Market Portfolio        915       1.006 to 1.078        981         3.25%
   Travelers Managed Income Portfolio         622       1.113 to 1.115        693         3.75%
   Van Kampen Enterprise Portfolio            140       0.746 to 0.750        105
VAN KAMPEN LIFE INVESTMENT TRUST
   Emerging Growth Portfolio                  615       0.802 to 0.806        495         0.10%
VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth
      Opportunities Portfolio                  26                0.945         24
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio - Service Class     399       0.902 to 0.907        362         0.54%

                                              FOR THE YEAR ENDED DECEMBER 31, 2001
                                            ----------------------------------------
                                              EXPENSE RATIO        TOTAL RETURN
                                            LOWEST TO HIGHEST   LOWEST TO HIGHEST*
                                            -----------------   --------------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio         1.30% to 1.40%       (13.60%) to 0.35%
   Alliance Growth Portfolio                  1.30% to 1.55%     (14.71%) to (14.44%)
   MFS Total Return Portfolio                 1.30% to 1.40%       (1.39%) to (1.30%)
   Smith Barney Aggressive Growth
      Portfolio                               1.30% to 1.85%        (5.52%) to 0.66%
   Smith Barney High Income Portfolio         1.30% to 1.40%       (5.10%) to (4.99%)
   Smith Barney International All Cap
      Growth Portfolio                        1.30% to 1.40%     (32.19%) to (32.05%)
   Smith Barney Large Cap Value Portfolio     1.30% to 1.55%       (9.49%) to (8.66%)
   Smith Barney Large Capitalization
      Growth Portfolio                        1.30% to 1.55%     (13.83%) to (13.59%)
   Smith Barney Mid Cap Core Portfolio        1.30% to 1.55%     (11.40%) to (11.22%)
   Smith Barney Money Market Portfolio        1.30% to 1.60%          2.19% to 2.37%
   Travelers Managed Income Portfolio         1.30% to 1.40%          5.29% to 5.30%
   Van Kampen Enterprise Portfolio            1.30% to 1.55%     (22.45%) to (22.20%)
VAN KAMPEN LIFE INVESTMENT TRUST
   Emerging Growth Portfolio                  1.30% to 1.55%     (32.55%) to (32.41%)
VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth
      Opportunities Portfolio                          1.40%                  (5.50%)
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio - Service Class     1.30% to 1.55%     (13.68%) to (13.45%)

*Total return lowest and highest range displayed is calculated from the beginning of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -47-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT NINE FOR THE YEARS
     ENDED DECEMBER 31, 2001 AND 2000

                                                                         PREMIER GROWTH PORTFOLIO -   GLOBAL GROWTH FUND -
                                                   AIM V.I. VALUE FUND            CLASS B                   CLASS 2
                                                   -------------------   --------------------------   --------------------
                                                       2001    2000           2001         2000         2001        2000
                                                     -------   ----         ---------     -------     --------     -------

Accumulation units beginning of year ...........          --     --           702,990          --      450,772          --
Accumulation units purchased and
   transferred from other Travelers accounts ...     130,613     --           674,192     705,375      396,858     450,777
Accumulation units redeemed and
   transferred to other Travelers accounts .....          --     --           (74,916)     (2,385)     (18,289)         (5)
                                                     -------   ----         ---------     -------     --------     -------
Accumulation units end of year .................     130,613     --         1,302,266     702,990      829,341     450,772
                                                     =======   ====         =========     =======     ========     =======

                                                                                                           FRANKLIN SMALL CAP FUND -
                                                   GROWTH FUND - CLASS 2    GROWTH-INCOME FUND - CLASS 2             CLASS 2
                                                   ---------------------    ----------------------------   -------------------------
                                                     2001         2000             2001       2000             2001       2000
                                                   ---------     -------        ---------    -------          -------    -------

Accumulation units beginning of year ...........     405,928          --          335,511         --          185,820         --
Accumulation units purchased and
   transferred from other Travelers accounts ...   1,108,671     408,037        1,740,683    338,161          117,081    186,140
Accumulation units redeemed and
   transferred to other Travelers accounts .....     (35,268)     (2,109)         (33,810)    (2,650)          (9,667)      (320)
                                                   ---------     -------        ---------    -------          -------    -------
Accumulation units end of year .................   1,479,331     405,928        2,042,384    335,511          293,234    185,820
                                                   =========     =======        =========    =======          =======    =======

                                                    TEMPLETON INTERNATIONAL                             DIVERSIFIED STRATEGIC INCOME
                                                   SECURITIES FUND - CLASS 2   APPRECIATION PORTFOLIO             PORTFOLIO
                                                   -------------------------   ----------------------   ----------------------------
                                                        2001        2000           2001        2000          2001       2000
                                                      -------     -------        -------     -------        -------    -------

Accumulation units beginning of year ...........      140,342          --        241,812          --        131,990         --
Accumulation units purchased and
   transferred from other Travelers accounts ...      342,995     140,445        605,326     242,841        646,737    131,990
Accumulation units redeemed and
   transferred to other Travelers accounts .....      (14,037)       (103)       (19,262)     (1,029)       (32,267)        --
                                                      -------     -------        -------     -------        -------    -------
Accumulation units end of year .................      469,300     140,342        827,876     241,812        746,460    131,990
                                                      =======     =======        =======     =======        =======    =======

                                                   EQUITY INDEX PORTFOLIO -
                                                       CLASS II SHARES        FUNDAMENTAL VALUE PORTFOLIO
                                                   ------------------------  -----------------------------
                                                        2001      2000              2001       2000
                                                      -------    ------            -------    -------

Accumulation units beginning of year ...........       85,498        --            248,539         --
Accumulation units purchased and
   transferred from other Travelers accounts ...      211,953    85,870            741,698    250,169
Accumulation units redeemed and
   transferred to other Travelers accounts .....       (4,842)     (372)           (11,314)    (1,630)
                                                      -------    ------            -------    -------
Accumulation units end of year .................      292,609    85,498            978,923    248,539
                                                      =======    ======            =======    =======

                                                   AGGRESSIVE GROWTH PORTFOLIO -
                                                         SERVICE SHARES
                                                   -----------------------------
                                                        2001       2000
                                                       -------    -------

Accumulation units beginning of year ...........       433,254         --
Accumulation units purchased and
   transferred from other Travelers accounts ...       196,355    433,259
Accumulation units redeemed and
   transferred to other Travelers accounts .....        (9,915)        (5)
                                                       -------    -------
Accumulation units end of year .................       619,694    433,254
                                                       =======    =======

                                      -48-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT NINE FOR THE YEARS
     ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                                          PUTNAM VT INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP VALUE
                                            TOTAL RETURN BOND PORTFOLIO       FUND - CLASS IB SHARES         FUND - CLASS IB SHARES
                                            ---------------------------   ------------------------------   -------------------------
                                                   2001     2000                  2001    2000                    2001    2000
                                                  -------   ----                 ------   ----                   ------   ----
Accumulation units beginning of year ....              --     --                     --     --                       --     --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................         612,233     --                 15,217     --                   32,270     --
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................            (345)    --                    (16)    --                     (504)    --
                                                  -------   ----                 ------   ----                   ------   ----
Accumulation units end of year ..........         611,888     --                 15,201     --                   31,766     --
                                                  =======   ====                 ======   ====                   ======   ====

                                            PUTNAM VT VOYAGER II FUND -
                                                  CLASS IB SHARES                 CAPITAL FUND                   INVESTORS FUND
                                            ---------------------------   ------------------------------   -------------------------
                                                   2001     2000                  2001     2000                   2001    2000
                                                  -------   ----                -------   ------                -------   ----
Accumulation units beginning of year ....              --     --                 78,977       --                     --     --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................          13,426     --                350,771   79,024                170,877     --
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................              --     --                 (6,404)     (47)               (24,384)    --
                                                   ------   ----                -------   ------                -------   ----
Accumulation units end of year ..........          13,426     --                423,344   78,977                146,493     --
                                                   ======   ====                =======   ======                =======   ====

                                                                                                              SMITH BARNEY PREMIER
                                                                           SMITH BARNEY LARGE CAP CORE     SELECTIONS ALL CAP GROWTH
                                               SMALL CAP GROWTH FUND               PORTFOLIO                        PORTFOLIO
                                            ---------------------------   ------------------------------   -------------------------
                                                    2001     2000                  2001     2000                  2001    2000
                                                  -------   -----                 -----     ----                 ------   ----
Accumulation units beginning of year ....           6,517      --                    --       --                     --     --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................          95,371   6,517                 4,119       --                 36,621     --
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................         (11,207)     --                  (749)      --                     --     --
                                                  -------   -----                 -----     ----                 ------   ----
Accumulation units end of year ..........          90,681   6,517                 3,370       --                 36,621     --
                                                  =======   =====                 =====     ====                 ======   ====

                                            DISCIPLINED SMALL CAP STOCK
                                                     PORTFOLIO               EQUITY INCOME PORTFOLIO          LARGE CAP PORTFOLIO
                                            ---------------------------   ------------------------------   -------------------------
                                                    2001     2000                 2001     2000                   2001      2000
                                                  -------   -----               -------   ------                -------   -------
Accumulation units beginning of year ....           4,836      --                70,727       --                155,150        --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................          63,163   4,836               379,519   70,727                218,318   155,528
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................         (67,999)     --               (18,248)      --                (64,712)     (378)
                                                  -------   -----               -------   ------                -------   -------
Accumulation units end of year ..........              --   4,836               431,998   70,727                308,756   155,150
                                                  =======   =====               =======   ======                =======   =======

                                      -49-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT NINE FOR THE YEARS
     ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                            MFS EMERGING GROWTH PORTFOLIO    MFS RESEARCH PORTFOLIO       STRATEGIC STOCK PORTFOLIO
                                            -----------------------------    ----------------------       -------------------------
                                                    2001      2000                2001      2000                 2001    2000
                                                  -------   -------             -------   -------              ------    -----
Accumulation units beginning of year ....         302,549        --             194,833        --                  --       --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................         217,357   304,003             231,396   195,169               8,313       --
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................         (12,052)   (1,454)            (34,281)     (336)             (8,313)      --
                                                  -------   -------             -------   -------              ------    -----
Accumulation units end of year ..........         507,854   302,549             391,948   194,833                  --       --
                                                  =======   =======             =======   =======              ======    =====

                                               AIM CAPITAL APPRECIATION
                                                     PORTFOLIO              ALLIANCE GROWTH PORTFOLIO    MFS TOTAL RETURN PORTFOLIO
                                               ------------------------     -------------------------    --------------------------
                                                    2001      2000                2001     2000                2001       2000
                                                   ------   -------             -------   -------           ---------   -------
Accumulation units beginning of year ....              --        --             741,406        --             349,395        --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................          20,801        --             226,148   807,179           1,438,179   350,072
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................             (63)       --            (401,124)  (65,773)            (32,854)     (677)
                                                   ------   -------            --------   -------           ---------   -------
Accumulation units end of year ..........          20,738        --             566,430   741,406           1,754,720   349,395
                                                   ======   =======            ========   =======           =========   =======

                                                SMITH BARNEY AGGRESSIVE      SMITH BARNEY HIGH INCOME    SMITH BARNEY INTERNATIONAL
                                                  GROWTH PORTFOLIO                   PORTFOLIO            ALL CAP GROWTH PORTFOLIO
                                                -----------------------      ------------------------    --------------------------
                                                   2001        2000               2001      2000                2001      2000
                                                ---------   ---------           -------   -------             -------   -------
Accumulation units beginning of year ....       1,032,152          --           210,788        --             142,989        --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................       1,387,993   1,032,239           589,155   212,582             211,846   142,997
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................        (140,473)        (87)          (14,682)   (1,794)            (13,097)       (8)
                                                ---------   ---------           -------   -------             -------   -------
Accumulation units end of year ..........       2,279,672   1,032,152           785,261   210,788             341,738   142,989
                                                =========   =========           =======   =======             =======   =======

                                                                               SMITH BARNEY LARGE
                                                SMITH BARNEY LARGE CAP        CAPITALIZATION GROWTH         SMITH BARNEY MID CAP
                                                    VALUE PORTFOLIO                 PORTFOLIO                  CORE PORTFOLIO
                                                ----------------------        ---------------------         --------------------
                                                   2001      2000                 2001     2000                 2001      2000
                                                  -------   -------           ---------   -------             -------   -------
Accumulation units beginning of year ....         499,958        --             608,610        --             187,026        --
Accumulation units purchased and
  transferred from other
    Travelers accounts ..................         441,143   503,152             701,826   616,612             381,707   187,472
Accumulation units redeemed and
  transferred to other
    Travelers accounts ..................        (111,672)   (3,194)            (45,448)   (8,002)            (56,979)     (446)
                                                 --------   -------           ---------   -------             -------   -------
Accumulation units end of year ..........         829,429   499,958           1,264,988   608,610             511,754   187,026
                                                 ========   =======           =========   =======             =======   =======

                                      -50-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT NINE FOR THE YEARS
     ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                              SMITH BARNEY MONEY MARKET     TRAVELERS MANAGED INCOME       VAN KAMPEN ENTERPRISE
                                                      PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                              -------------------------     -------------------------      ----------------------
                                                   2001       2000                2001      2000                 2001    2000
                                                 --------   --------            -------   -------             -------   -------
Accumulation units beginning of year ....         575,990         --            166,663        --             132,943        --
Accumulation units purchased and
  transferred from other
  Travelers accounts ....................         878,080    944,613            550,434   167,136              39,466   134,618
Accumulation units redeemed and
  transferred to other
  Travelers accounts ....................        (538,745)  (368,623)           (94,662)     (473)            (32,741)   (1,675)
                                                 --------   --------            -------   -------             -------   -------
Accumulation units end of year ..........         915,325    575,990            622,435   166,663             139,668   132,943
                                                 ========   ========            =======   =======             =======   =======

                                                                             SMITH BARNEY SMALL CAP
                                                   EMERGING GROWTH            GROWTH OPPORTUNITIES         CONTRAFUND(R) PORTFOLIO -
                                                      PORTFOLIO                     PORTFOLIO                   SERVICE CLASS
                                                  -----------------          ----------------------        -------------------------
                                                   2001       2000                2001     2000                 2001     2000
                                                  -------   -------              ------   -----               -------   -------
Accumulation units beginning of year ....         397,174        --                  --      --               198,337        --
Accumulation units purchased and
  transferred from other
  Travelers accounts ....................         280,765   398,843              25,868      --               243,980   198,339
Accumulation units redeemed and
  transferred to other
  Travelers accounts ....................         (62,649)   (1,669)                 (1)     --               (42,840)       (2)
                                                  -------   -------              ------   -----               -------   -------
Accumulation units end of year ..........         615,290   397,174              25,867      --               399,477   198,337
                                                  =======   =======              ======   =====               =======   =======
                                                      COMBINED
                                               ----------------------
                                                   2001       2000
                                               ----------   ---------
Accumulation units beginning of year ....       9,419,476          --
Accumulation units purchased and
  transferred from other
  Travelers accounts ....................      16,779,524   9,884,722
Accumulation units redeemed and
  transferred to other
  Travelers accounts ....................      (2,100,831)   (465,246)
                                               ----------   ---------
Accumulation units end of year ..........      24,098,169   9,419,476
                                               ==========   =========

                                      -51-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Insurance Company and Owners of Variable
Annuity Contracts of The Travelers Separate Account Nine for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The
Travelers Separate Account Nine for Variable Annuities (comprised of the sub-accounts listed in note 1 to financial statements) (collectively, "the
Account") as of December 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December
31, 2001, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Account as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of
America.

Hartford, Connecticut
March 15, 2002

                                      -52-

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Separate Account Nine for Variable
Annuities or shares of Separate Account Nine's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Separate Account Nine for Variable Annuities product(s)
offered by The Travelers Insurance Company and the Prospectuses of the
underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 16, which is as of February 27, 2002

1

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
($ in millions)

For the Year Ended December 31,	2001	2000	1999

REVENUES
Premiums	$2,102	$1,966	$1,728
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113
Fee income	537	505	432
Other revenues	107	130	89

Total Revenues	5,702	5,254	4,868

BENEFITS AND EXPENSES
Current and future insurance benefits	1,862	1,752	1,505
Interest credited to contractholders	1,179	1,038	937
Amortization of deferred acquisition costs	379	347	315
General and administrative expenses	371	463	519

Total Benefits and Expenses	3,791	3,600	3,276

Income from operations before federal income taxes and cumulative effects of changes in accounting principles	1,911	1,654	1,592
Federal income taxes
Current	471	462	409
Deferred	159	89	136

Total Federal Income Taxes	630	551	545

Income before cumulative effects of changes in accounting principles	1,281	1,103	1,047
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	—	—
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	—	—

Net income	$1,272	$1,103	$1,047

See Notes to Consolidated Financial Statements.

2

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in millions)

At December 31,	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $2,309 and $1,494 subject to securities lending agreements)	$32,072	$26,812
Equity securities, at fair value	472	592
Mortgage loans	1,995	2,187
Real estate held for sale	55	31
Policy loans	1,208	1,249
Short-term securities	3,053	2,136
Trading securities, at fair value	1,880	1,870
Other invested assets	2,485	2,356

Total Investments	43,220	37,233

Cash	146	150
Investment income accrued	487	442
Premium balances receivable	137	97
Reinsurance recoverables	4,163	3,977
Deferred acquisition costs	3,461	2,989
Separate and variable accounts	24,837	24,006
Other assets	1,415	1,399

Total Assets	$77,866	$70,293

LIABILITIES
Contractholder funds	$22,810	$19,394
Future policy benefits and claims	14,221	13,300
Separate and variable accounts	24,837	23,994
Deferred federal income taxes	409	284
Trading securities sold not yet purchased, at fair value	891	1,109
Other liabilities	5,513	3,818

Total Liabilities	$68,681	$61,899

SHAREHOLDER’S EQUITY
Common stock, par value $2.50; 40 million shares authorized, issued and outstanding	100	100
Additional paid-in capital	3,869	3,848
Retained earnings	5,142	4,342
Accumulated other changes in equity from nonowner sources	74	104

Total Shareholder’s Equity	9,185	8,394

Total Liabilities and Shareholder’s Equity	$77,866	$70,293

See Notes to Consolidated Financial Statements.

3

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND
ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in millions)

For the Year Ended December 31,	2001	2000	1999

Statements of Changes in Retained Earnings
Balance, beginning of year	$4,342	$4,099	$3,602
Net income	1,272	1,103	1,047
Dividends to parent	472	860	550

Balance, end of year	$5,142	$4,342	$4,099

Statements of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$104	$(398)	$598
Cumulative effect of accounting for derivative instruments and hedging activities, net of tax	(29)	0	0
Unrealized gains (losses), net of tax	68	501	(996)
Foreign currency translation, net of tax	(5)	1	0
Derivative instrument hedging activity losses, net of tax	(64)	0	0

Balance, end of year	$74	$104	$(398)

Summary of Changes in Equity
From Nonowner Sources
Net Income	$1,272	$1,103	$1,047
Other changes in equity from nonowner sources	(30)	502	(996)

Total changes in equity from nonowner sources	$1,242	$1,605	$51

See Notes to Consolidated Financial Statements.

4

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Increase (Decrease) in Cash
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Cash Flows from Operating Activities
Premiums collected	$2,109	$1,986	$1,715
Net investment income received	2,430	2,489	2,365
Other revenues received	867	865	537
Benefits and claims paid	(1,176)	(1,193)	(1,094)
Interest credited to contractholders	(1,159)	(1,046)	(958)
Operating expenses paid	(1,000)	(970)	(1,013)
Income taxes paid	(472)	(490)	(393)
Trading account investments purchases, net	(92)	(143)	(80)
Other	(227)	(258)	(104)

Net Cash Provided by Operating Activities	1,280	1,240	975

Cash Flows from Investing Activities
Proceeds from maturities of investments
Fixed maturities	3,706	4,257	4,103
Mortgage loans	455	380	662
Proceeds from sales of investments
Fixed maturities	14,110	10,840	12,562
Equity securities	112	397	100
Real estate held for sale	6	244	219
Purchases of investments
Fixed maturities	(22,556)	(17,836)	(18,129)
Equity securities	(50)	(7)	(309)
Mortgage loans	(287)	(264)	(470)
Policy loans, net	41	9	599
Short-term securities (purchases) sales, net	(914)	(810)	316
Other investments (purchases), sales, net	103	(461)	(413)
Securities transactions in course of settlement, net	1,086	944	(463)

Net Cash Used in Investing Activities	(4,188)	(2,307)	(1,223)

Cash Flows from Financing Activities
Contractholder fund deposits	8,308	6,022	5,764
Contractholder fund withdrawals	(4,932)	(4,030)	(4,946)
Dividends to parent company	(472)	(860)	(550)
Net Cash Provided by Financing Activities	2,904	1,132	268

Net increase (decrease) in cash	(4)	65	20
Cash at December 31, previous year	150	85	65

Cash at December 31, current year	$146	$150	$85

See Notes to Consolidated Financial Statements.

5

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

At December 31, 2001 and 2000, The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), was a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompan y transactions and balances have been eliminated. See Note 16.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $6 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income and a charge of $29 million after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the Company reclassified from accumulated other changes in equity from nonowner sources into net investment income $35 million of losses related to derivatives that were designated as cash flow hedges at transition.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on

6

certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded a charge of $3 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income. The implementation of this EITF did not have a significant impact on results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires n ew disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 4.

Accounting Standards Not Yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets in the first quarter of 2002 and for purchase business combinations consummated a fter June 30, 2001.

Upon adoption, the Company will stop amortizing goodwill and indefinite-lived intangible assets. Based on the current levels of these assets, this would reduce general and administrative expenses and increase net income by approximately $11 million in 2002. In addition, the Company has performed the transitional impairment tests using the fair value approach required by the new standard. Based upon these tests, the Company does not anticipate impairing goodwill or other intangible assets as of January 1, 2002.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

7

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company will adopt FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 4), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2001 and 2000.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 13.

8

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default at December 31, 2001 and 2000 were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes. (See Note 11 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses).

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the

9

entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses). Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains (losses).

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. For life insurance, a 15 to 20-year amortization period is used, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance in Force

The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup’s predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life

10

insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was $144 million and $170 million, respectively.

Separate and Variable Accounts

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value.

Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Goodwill and Intangible Assets

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141 “Business Combinations” (FAS 141) and No. 142 “Goodwill and Other Intangible Assets” (FAS 142), which will be applied to goodwill and intangible assets in the first quarter of 2002, goodwill is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $336 million and $334 million of goodwill and other intangible assets at December 31, 2001 and 2000, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of FAS 141 and FAS 142, the Company will stop amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting Policies, Accounting Standards Not Yet Adopted.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 1.9% to 14.0%.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Guaranty Fund and Other Insurance Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company had a liability of $22.3 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.3 million and $3.4 million, respectively. The assessments are expected to be paid over

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a period of 3 to 5 years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

Permitted Statutory Accounting Practices

The Company’s insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

Fee Income

Fee income includes mortality, administrative and equity protection charges, as well as universal life and variable annuity separate account management fees.

Other Revenues

Other revenues include surrender, penalties and other charges related to annuity and universal life contracts. Also included are revenues of non-insurance subsidiaries and amortization of deferred income.

Current and Future Insurance Benefits

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

Interest Credited to Contractholders

Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

Federal Income Taxes

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

Stock-Based Compensation

The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and has included in the Notes to Consolidated Financial Statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (FAS 123). See Note 13. The Company accounts for its stock-based non-employee compensation plans at fair value.

2.   BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. After-tax amortization amounted to $21 million and $5 million in

12

2001 and 2000, respectively. Earned premiums were $25 million, $138 million and $230 million in 2001, 2000 and 1999, respectively.

3.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

Travelers Life & Annuity (TLA) core offerings include individual annuity, individual life, corporate owned life insurance (COLI) and group annuity insurance products distributed by TIC and TLAC principally under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues.

The Primerica Life Insurance business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 96,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

Business Segment Information:

At and for the year EndedDecember 31, 2001($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$957	$1,145	$2,102
Deposits	13,067	—	13,067

Total business volume	$14,024	$1,145	$15,169
Net investment income	2,530	301	2,831
Interest credited to contractholders	1,179	-	1,179
Amortization of deferred acquisition costs	171	208	379
Total expenditures for deferred acquisition costs	553	298	851
Federal income taxes (FIT) on Operating Income	377	209	586
Operating Income (excludes realized gains or losses and the related FIT)	$801	$399	$1,200
Segment Assets	$69,836	$8,030	$77,866

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At and for the year EndedDecember 31, 2000($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$860	$1,106	$1,966
Deposits	11,536	—	11,536
Total business volume	$12,396	$1,106	$13,502
Net investment income	2,450	280	2,730
Interest credited to contractholders	1,038	-	1,038
Amortization of deferred acquisition costs	166	181	347
Total expenditures for deferred acquisition costs	520	272	792
Federal income taxes (FIT) on Operating Income	381	197	578
Operating Income (excludes realized gains or losses and the related FIT)	$777	$376	$1,153
Segment Assets	$62,771	$7,522	$70,293

At and for the year EndedDecember 31, 1999($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$656	$1,072	$1,728
Deposits	10,639	—	10,639

Total business volume	$11,295	$1,072	$12,367
Net investment income	2,249	257	2,506
Interest credited to contractholders	937	-	937
Amortization of deferred acquisition costs	127	188	315
Total expenditures for deferred acquisition costs	430	256	686
Federal income taxes (FIT) on Operating Income	319	186	505
Operating Income (excludes realized gains or losses and the related FIT)	$619	$355	$974
Segment Assets	$56,615	$6,916	$63,531

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Business Segment Reconciliation:

	At and for the years ended December 31,

($ in millions)	2001	2000	1999

Business Volume and Revenues
Total business volume	$15,169	$13,502	$12,367
Other revenues, including fee income	644	635	521
Elimination of deposits	(13,067)	(11,536)	(10,639)

Revenue from external sources	2,746	2,601	2,249
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113

Total revenues	$5,702	$5,254	$4,868

Operating Income
Total operating income of business segments	$1,200	$1,153	$974
Realized investment gains (losses), net of tax	81	(50)	73
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	-	-
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	-	-

Income from continuing operations	$1,272	$1,103	$1,047

Assets

Total assets of business segments	$77,866	$70,293	$63,531

Business Volume and Revenues
Individual Annuities	$7,166	$7,101	$5,816
Group Annuities	8,383	6,563	6,572
Individual Life and Health Insurance	2,854	2,445	2,424
Other (a)	366	681	695
Elimination of deposits	(13,067)	(11,536)	(10,639)

Total revenue	$5,702	$5,254	$4,868

             (a)   Other represents revenue attributable to unallocated capital and run-off businesses.

The Company’s revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

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4.   INVESTMENTS

Fixed Maturities

The amortized cost and fair value of investments in fixed maturities were as follows:

December 31, 2001($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$6,654	$116	$57	$6,713
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,677	8	63	1,622
Obligations of states, municipalities and political subdivisions	108	4	1	111
Debt securities issued by foreign governments	810	46	5	851
All other corporate bonds	17,904	482	260	18,126
Other debt securities	4,406	154	86	4,474
Redeemable preferred stock	171	12	8	175

Total Available For Sale	$31,730	$822	$480	$32,072

December 31, 2000($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$5,492	$169	$34	$5,627
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,141	71	5	1,207
Obligations of states, municipalities and political subdivisions	168	14	1	181
Debt securities issued by foreign governments	761	18	14	765
All other corporate bonds	14,575	269	253	14,591
Other debt securities	4,217	87	59	4,245
Redeemable preferred stock	201	14	19	196

Total Available For Sale	$26,555	$642	$385	$26,812

Proceeds from sales of fixed maturities classified as available for sale were $14.1 billion, $10.8 billion and $12.6 billion in 2001, 2000 and 1999, respectively. Gross gains of $633 million, $213 million and $200 million and gross losses of $426 million, $432 million and $223 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.6 billion and $4.8 billion at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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($ in millions)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$1,843	$1,868
Due after 1 year through 5 years	9,206	9,401
Due after 5 years through 10 years	7,578	7,649
Due after 10 years	6,449	6,441

	25,076	25,359

Mortgage-backed securities	6,654	6,713

Total Maturity	$31,730	$32,072

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs classified as available for sale with a fair value of $4.5 billion and $4.4 billion, respectively. Approximately 38% and 49%, respectively, of the Company’s CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000. In addition, the Company held $2.1 billion and $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $2.4 billion and $1.5 billion, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities:($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$96	$11	$6	$101
Non-redeemable preferred stocks	375	8	12	371

Total Equity Securities	$471	$19	$18	$472

December 31, 2000
Common stocks	$139	$11	$25	$125
Non-redeemable preferred stocks	492	7	32	467

Total Equity Securities	$631	$18	$57	$592

Proceeds from sales of equity securities were $112 million, $397 million and $100 million in 2001, 2000 and 1999, respectively. Gross gains of $10 million, $107 million and $15 million and gross losses of $109 million, $16 million and $8 million in 2001, 2000 and 1999, respectively, were realized on those sales.

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Mortgage Loans and Real Estate

At December 31, 2001 and 2000, the Company’s mortgage loan and real estate portfolios consisted of the following:

($ in millions)	2001	2000

Current Mortgage Loans	$1,976	$2,144
Underperforming Mortgage Loans	19	43

Total Mortgage Loans	1,995	2,187

Real Estate —Foreclosed	42	18
Real Estate — Investment	13	13

Total Real Estate	55	31

Total Mortgage Loans and Real Estate	$2,050	$2,218

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

Year Ending December 31,($ in millions)

2002	$139
2003	174
2004	133
2005	132
2006	206
Thereafter	1,211

Total	$1,995

Trading Securities

Trading securities of the Company are held in Tribeca Investments LLC. See Note 11.

The Company’s trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

Other invested assets

Other invested assets are composed of the following:

($ in millions)	2001	2000

Investment in Citigroup preferred stock	$987	$987
Partnership investments	949	807
Real estate joint ventures	520	535
Other	29	27

Total	$2,485	$2,356

Concentrations

At December 31, 2001 and 2000, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 13.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 13.

The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

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($ in millions)	2001	2000

Electric Utilities	$3,883	$2,244
Banking	1,944	2,078
Finance	1,633	1,836

The Company held investments in foreign banks in the amount of $954 million and $1,082 million at December 31, 2001 and 2000, respectively, which are included in the table above. Below investment grade assets included in the categories of the preceding table totaled $401 million in 2001 and $214 million in 2000.

Included in fixed maturities are below investment grade assets totaling $2.3 billion and $2.0 billion at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

Included in mortgage loans were the following group concentrations:

	2001	2000

State
California	$788	$734
New York	203	208
Property Type
Agricultural	$1,131	$1,006
Office	471	661

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

Restructured Investments

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2001 and 2000. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2001 and 2000. Interest on these assets, included in net investment income, was also insignificant in 2001 and 2000.

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Net Investment Income

For The Year Ended December 31,($ in millions)	2001	2000	1999

Gross Investment Income
Fixed maturities	$2,328	$2,061	$1,806
Mortgage loans	210	223	235
Trading	131	208	141
Joint ventures and partnerships	71	150	141
Other, including policy loans	218	237	287

Total gross investment income	2,958	2,879	2,610

Investment expenses	127	149	104

Net investment income	$2,831	$2,730	$2,506

Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

For The Year Ended December 31,($ in millions)	2001	2000	1999

Realized Investment Gains (Losses)
Fixed maturities	$207	$(219)	$(23)
Equity securities	(99)	91	7
Mortgage loans	5	27	29
Real estate held for sale	3	25	108
Other	9	(1)	(8)

Total realized investment gains (losses)	$125	$(77)	$113

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

For The Year Ended December 31,($ in millions)	2001	2000	1999

Unrealized Investment Gains (Losses)
Fixed maturities	$85	$891	$(1,554)
Equity securities	40	(132)	49
Other	(20)	13	(30)

Total unrealized investment gains (losses)	105	772	(1,535)

Related taxes	37	271	(539)
Change in unrealized investment gains (losses)	68	501	(996)
Balance beginning of year	103	(398)	598

Balance end of year	$171	$103	$(398)

5.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the

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Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $285.7 billion and $252.5 billion at December 31, 2001 and 2000.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $233.3 million and $123.4 million in 2001 and 2000, respectively, and earned premiums ceded were $240.1 million and $117.3 million in 2001 and 2000, respectively.

The Company writes workers’ compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

For the years ending December 31,	2001	2000	1999

Written Premiums
Direct	$2,848	$2,634	$2,274
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(146)	(195)	(206)
Non-affiliated companies	(591)	(465)	(322)

Total Net Written Premiums	$2,112	$1,974	$1,746

	2001	2000	1999

Earned Premiums
Direct	$2,879	$2,644	$2,248
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(180)	(216)	(193)
Non-affiliated companies	(598)	(462)	(327)

Total Net Earned Premiums	$2,102	$1,966	$1,728

Reinsurance recoverables at December 31, 2001 and 2000 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

	2001	2000

Reinsurance Recoverables
Life and Accident and Health Business:
Non-affiliated companies	$2,282	$2,024
Property-Casualty Business:
Affiliated companies	1,881	1,953

Total Reinsurance Recoverables	$4,163	$3,977

Reinsurance recoverables include $1,060 million and $820 million from General Electric Capital Assurance Company, and also include $500 million and $539 million, from The Metropolitan Life Insurance Company at December 31, 2001 and 2000, respectively.

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6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $34.1 billion and $29.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $19.1 billion and $16.4 billion is not subject to discretionary withdrawal based on contract terms. The remaining $15.0 billion and $13.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $4.2 billion and $2.9 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.0 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.5%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.5 billion of liabilities are surrenderable without charge. More than 10.2% and 10.5% of these relate to individual life products for 2001 and 2000, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

7.   FEDERAL INCOME TAXES

Effective Tax Rate

For the year ended December 31,($ in millions)	2001	2000	1999

Income Before Federal Income Taxes	$1,911	$1,654	$1,592
Statutory Tax Rate	35%	35%	35%

Expected Federal Income Taxes	669	579	557
Tax Effect of:
Non-taxable investment income	(20)	(19)	(19)
Other, net	(19)	(9)	7

Federal Income Taxes	$630	$551	$545

Effective Tax Rate	33%	33%	34%

Composition of Federal Income Taxes

Current:
United States	$424	$429	$377
Foreign	47	33	32

Total	471	462	409

Deferred:
United States	166	96	143
Foreign	(7)	(7)	(7)

Total	159	89	136

Federal Income Taxes	$630	$551	$545

Additional tax benefits attributable to employee stock plans allocated directly to shareholder’s equity for the years ended December 31, 2001, 2000 and 1999 were $21 million, $24 million and $17 million, respectively.

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The net deferred tax liabilities at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$539	$667
Operating lease reserves	62	66
Employee benefits	104	102
Other	158	139

Total	863	974

Deferred Tax Liabilities:
Deferred acquisition costs and value of insurance in force	(968)	(843)
Investments, net	(215)	(308)
Other	(89)	(107)

Total	(1,272)	(1,258)

Net Deferred Tax Liability	$(409)	$(284)

The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’ surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

8.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net income, which includes the statutory net income of all insurance subsidiaries, was $330 million, $981 million and $890 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company’s statutory capital and surplus was $5.09 billion and $5.16 billion at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $586 million is available by the end of the year 2002 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. The Company paid dividends of $472 million, $860 million and $550 million in 2001, 2000 and 1999, respectively.

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Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in millions)	Net Unrealized Gain (Loss) On Investment Securities	Foreign Currency Translation Adjustments	Derivative Instruments And Hedging Activities	Accumulated Other Changes in Equity from Nonowner Sources

Balance, January 1, 1999	$607	$(9)	$-	$598
Unrealized losses on investment securities, net of tax of $(576)	(923)	—	—	(923)
Less: reclassification adjustment for gains included in net income, net of tax of $40	(73)	—	—	(73)

Period change	(996)	—	—	(996)

Balance, December 31, 1999	(389)	(9)	—	(398)
Unrealized gains on investment securities, net of tax of $297	451	—	—	451
Less: reclassification adjustment for losses included in net income, net of tax of $(27)	50	—	—	50
Foreign currency translation adjustment, net of tax of $1	-	1	—	1

Period change	501	1	—	502

Balance, December 31, 2000	112	(8)	—	104
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $(16)	-—	—	(29)	(29)
Unrealized gain on investment securities, net of tax of $80	149	—	—	149
Less: reclassification adjustment for gains included in net income, net of tax of $44	(81)	—	—	(81)
Foreign currency translation adjustment, net of tax of $(3)	-—	(5)	—	(5)
Derivative instrument hedging activity losses, net of tax of $(35)	-—	—	(64)	(64)

Period change	68	(5)	(93)	(30)

Balance, December 31, 2001	$180	$(13)	$(93)	$74

9.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC. (See Note 16). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

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401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999. See Note 13.

10.   LEASES

Most leasing functions for TPC and its subsidiaries are administered by the property casualty affiliates of the Company. Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $26 million, and $30 million in 2001, 2000 and 1999, respectively.

Year Ending December 31,($ in millions)	Minimum Operating Rental Payments

2002	$46
2003	47
2004	44
2005	41
2006	43
Thereafter	220

Total Rental Payments	$441

Future sublease rental income of approximately $91 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $167 million, by an affiliate. Minimum future capital lease payments are not significant.

The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

See Note 16 for additional information about lease arrangements.

11.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the Company’s direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

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The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each other based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed upon notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the net investment in the Company’s Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company’s hedging activities for the year ended December 31, 2001:

($ in millions)	Year Ended December 31, 2001

Hedge ineffectiveness recognized related to fair value hedges	$(4.1)
Hedge ineffectiveness recognized related to cash flow hedges	(6.2)
Cash flow transaction amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from 12/31/01	(110.0)
Net gain recorded in accumulated other changes in equity from nonowner sources related to net investment hedges	0.8

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to non-affiliated partnerships. The off-balance sheet risk of fixed and variable rate loan commitments was not significant at December 31, 2001 and 2000. The Company had unfunded commitments of $525.1 million and $491.2 million to these partnerships at December 31, 2001 and 2000, respectively.

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Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, “Disclosure about Fair Value of Financial Instruments,” and therefore are not included in the amounts discussed.

At December 31, 2001 and 2000, investments in fixed maturities had a carrying value and a fair value of $32.1 billion and $26.8 billion, respectively. See Notes 1 and 4.

At December 31, 2001, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.1 billion and at year-end 2000 had a carrying value of $2.2 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY carried at cost of $987 million at December 31, 2001 and 2000. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $52.5 million were received during 2001, 2000 and 1999, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $9.5 billion and a fair value of $10.0 billion, compared with a carrying value and a fair value of $6.8 billion and $6.7 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000. These contracts generally are valued at surrender value.

The carrying values of $495 million and $588 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $1.5 billion and $2.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 11 for a discussion of financial instruments with off-balance sheet risk.

Litigation

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

27

TIC and its subsidiaries are defendants or co-defendants in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

13.   RELATED PARTY TRANSACTIONS

Certain administrative and data processing services are provided to the Company by its property casualty affiliates. Investment advisory and management services are provided to the Company by other affiliates. The Company provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department. The amounts due from affiliates included in other assets in 2001 and 2000 were $88.2 million and $50.0 million, respectively. See Note 16.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to $2.6 billion and $1.8 billion at December 31, 2001 and 2000, respectively, and is included in short-term securities in the consolidated balance sheets.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.5 billion, $1.8 billion, and $1.3 billion in 2001, 2000 and 1999, respectively. Life premiums were $96.5 million, $77.0 million and $60.9 million in 2001, 2000 and 1999, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.6 billion, $1.8 billion and $1.6 billion in 2001, 2000 and 1999, respectively.

Primerica Financial Services, Inc. (Primerica), an affiliate, is a distributor of products for TLA. Primerica sold $901 million, $1.03 billion and $903 million of individual annuities in 2001, 2000 and 1999, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (Citibank). Deposits received from Citibank were $564 million and $392 million in 2001 and 2000, respectively, and were insignificant in 1999.

The Company sells structured settlement annuities to its property casualty affiliates in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $194 million, $191 million, and $156 million for 2001, 2000 and 1999, respectively. Reserves and contractholder funds related to these annuities amounted to $825 million and $811 million in 2001 and 2000, respectively.

At December 31, 2001 and 2000 the Company had outstanding loaned securities to SSB for $413.5 million and $234.1 million, respectively.

Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2001 and 2000, carried at cost. Dividends received on this investment were $52.5 million in 2001, and 2000 and 1999.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $310.9 million and $355.5 million at December 31, 2001 and 2000, respectively. Income of $65.5 million, $67.0 million and $109.5 million was earned on these investments in 2001, 2000 and 1999, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million and $74.2 million at December 31, 2001 and 2000, respectively. Income (loss) of $(41.6) million, $8.1 million and $9.9 million were earned on this investment in 2001, 2000 and 1999, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm’s length basis.

Primerica Life has entered into a General Agency Agreement with Primerica, that provides that Primerica will be Primerica Life’s general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct

28

premiums received by Primerica Life. In each of 2001, 2000, and 1999 the fees paid by Primerica Life were $12.5 million.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup’s common stock at the date of grant, is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company’s charge to income was insignificant during 2001, 2000 and 1999.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

Year Ended December 31,($ in millions)	2001	2000	1999

Net income, as reported	$1,272	$1,103	$1,047
FAS 123 pro forma adjustments, after tax	(15)	(19)	(16)
Net income, pro forma	$1,257	$1,084	$1,031

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

Year Ended December 31,	2001	2000	1999

Expected volatility of Citigroup Stock	38.31%	41.5%	44.1%
Risk-free interest rate	4.42%	6.23%	5.29%
Expected annual dividend per Citigroup share	$0.92	$0.78	$0.47
Expected annual forfeiture rate	5%	5%	5%

29

14.   RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

For The Year Ended December 31,($ in millions)	2001	2000	1999

Net Income from Continuing Operations	$1,281	$1,103	$1,047
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gains) losses	(125)	77	(113)
Deferred federal income taxes	159	89	136
Amortization of deferred policy acquisition costs	379	347	315
Additions to deferred policy acquisition costs	(851)	(792)	(686)
Investment income	(493)	(384)	(221)
Premium balances	7	20	(13)
Insurance reserves and accrued expenses	686	559	411
Other	237	221	99

Net cash provided by operations	$1,280	$1,240	$975

15.   NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999. Foreclosures in 2001 and 2000 were insignificant.

16.   SUBSEQUENT EVENTS

On February 8, 2002, TPC filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, the Company will be distributed to by TPC to TPC’s immediate parent company, so that the Company will remain an indirect wholly owned subsidiary of Citigroup after the offering. Therefore, all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. Prior to the offering, TIC intends to sell its home office buildings in Hartford, Connecticut and a building in Norcross, Georgia housing TPC’s information systems department to TPC for $68 million. The company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Insurance Company, ” “The Travelers Life and Annuity Company,” and the related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

In connection with the proposed distribution described above, on February 27, 2002, TPC exchanged the 50,793,450 shares of Citigroup common stock owned by it for 2,225 shares of Citigroup’s 6.767% Cumulative Preferred Stock, Series YYY, par value $1.00 per share and liquidation value $1 million per share. The exchange ratio was based on the closing price of Citigroup’s common stock on the New York Stock Exchange on February 25, 2002. Prior to the proposed TPC offering, TPC will contribute the Series YYY Preferred Stock to the Company.

Item 9.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

30

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

              (a)   Documents filed:

               (1)   Financial Statements. See index on page 15 of this report.

               (2)   Financial Statement Schedules. See index on page 58 of this report.

               (3)   Exhibits. See Exhibit Index on page 56.

              (b)   Reports on Form 8-K:

               None

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Insurance Company (the “Company”), as effective October 19, 1994, incorporated by reference to Exhibit 3.01 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 33-33691) (the “Company’s September 30, 1994 10-Q”).
	b.)	By-laws of the Company, as effective October 20, 1994, incorporated by reference to Exhibit 3.02 to the Company’s September 30, 1994 10-Q.
10.	Lease for office space in Hartford, Connecticut dated as of April 2, 1996, by and between the Company and The Travelers Indemnity Company, incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K of Travelers Property Casualty Corp. for the fiscal year ended December 31, 1996 (File No. 1-14328).
21.	Subsidiaries of the Registrant: Omitted pursuant to General Instruction I(2)(b) of Form 10-K.

31

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS INSURANCE COMPANY (Registrant)
By:	/s/ Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

32

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Insurance Company and Subsidiaries
Independent Auditors’ Report	*
Consolidated Statements of Income	*
Consolidated Balance Sheets	*
Consolidated Statements of Changes In Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Consolidated Statements of Cash Flows	*
Notes to Consolidated Financial Statements	*
Independent Auditors’ Report	59
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	60
Schedule III — Supplementary Insurance Information 1999-2001	61
Schedule IV — Reinsurance 1999-2001	62

All other schedules are inapplicable for this filing.

*  See index on page 15

33

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 17, 2002, except as to Note 16, which is as of February 27, 2002, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
Note 16, which is as of February 27, 2002

34

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in millions)

	Cost	Value	Amount Shown in Balance Sheet(1)

Type of Investment
Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$5,485	$5,447	$5,447
States, municipalities and political subdivisions	108	111	111
Foreign governments	810	851	851
Public utilities	3,249	3,280	3,280
Convertible bonds and bonds with warrants attached	343	353	353
All other corporate bonds	21,564	21,855	21,855

Total Bonds	31,559	31,897	31,897
Redeemable preferred stocks	171	175	175

Total Fixed Maturities	31,730	32,072	32,072

Equity Securities:
Common Stocks:
Banks, trust and insurance companies	9	10	10
Industrial, miscellaneous and all other(2)	30	34	34

Total Common Stocks	39	44	44
Nonredeemable preferred stocks	375	371	371

Total Equity Securities	414	415	415

Mortgage Loans	1,995		1,995
Real Estate Held For Sale	55		55
Policy Loans	1,208		1,208
Short-Term Securities	3,053		3,053
Other Investments (3) (4) (5)	3,077		3,053

Total Investments	$41,532		$41,851

______________

(1)	Determined in accordance with methods described in Notes 1 and 4 of the Notes to Consolidated Financial Statements.

(2)	Excludes $57 million related party investment.

(3)	Excludes $987 million of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(4)	Also excludes $325 million fair value of investment in affiliated partnership interests.

(()	Includes derivatives marked to market and recorded at fair value in the balance sheet.

35

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
($ in millions)

	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Other policy claims and benefits payable	Premium revenue	Net investment income	Benefits, claims and losses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written
2001
Travelers Life & Annuity	$1,672	$33,475	$368	$957	$2,530	$2,534	$171	$154	$955
Primerica Life	1,789	3,044	144	1,145	301	507	208	217	1,157

Total	$3,461	$36,519	$512	$2,102	$2,831	$3,041	$379	$371	$2,112

2000
Travelers Life & Annuity	$1,291	$29,377	$321	$860	$2,450	$2,294	$166	$233	$859
Primerica Life	1,698	2,856	140	1,106	280	496	181	230	1,115

Total	$2,989	$32,233	$461	$1,966	$2,730	$2,790	$347	$463	$1,974

1999
Travelers Life & Annuity	$1,081	$26,958	$280	$656	$2,249	$1,954	$127	$322	$666
Primerica Life	1,607	2,734	158	1,072	257	488	188	197	1,080

Total	$2,688	$29,692	$438	$1,728	$2,506	$2,442	$315	$519	$1,746

______________

(1)	Includes contractholder funds.

(2)	Includes interest credited to contractholders.

36

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ in millions)

	Gross amount	Cededto other companies	Assumed fromother companies	Net amount	Percentage ofamount assumed tonet
2001
Life Insurance In Force	$510,457	$285,696	$3,636	$228,397	1.6%
Premiums:
Life insurance	2,378		—	2,026	—
Accident and health insurance	321	246	1	76	—
Property casualty	180	180	—	—	—

Total Premiums	$2,879	$778	$1	$2,102	—

2000
Life Insurance In Force	$480,958	$252,498	$3,692	$232,152	1.6%
Premiums:
Life insurance	2,106	330	—	1,776	—
Accident and health insurance	322	132	—	190	—
Property casualty	216	216	—	—	—

Total Premiums	$2,644	$678	$—	$1,966	—

1999
Life Insurance In Force	$457,541	$222,522	$3,723	$238,742	1.6%
Premiums:
Life insurance	1,768	313	-	1,455	—
Accident and health insurance	287	14	—	273	—
Property casualty	193	193	—	—	—

Total Premiums	$2,248	$520	$-	$1,728	—

37

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)      The  financial   statements  of  the   Registrant  and  the  Report  of
         Independent  Auditors thereto are contained in the Registrant's  Annual
         Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

            Statement  of  Assets  and  Liabilities  as of  December  31,  2001
            Statement  of  Operations  for the year  ended  December  31,  2001
            Statement of Changes in Net Assets for the years ended December 31,
              2001 and 2000
            Statement  of  Investments  as of December  31, 2001
            Notes to Financial Statements

         The consolidated  financial  statements and schedules of  The Travelers
         Insurance  Company  and  subsidiaries  and the  report  of  Independent
         Auditors, are contained in the Statement of Additional Information. The consolidated  financial  statements of The Travelers  Insurance Company and subsidiaries include:

            Consolidated  Statements of Income for the years ended December 31,
              2001, 2000 and 1999
            Consolidated  Balance Sheets as of December 31, 2001 and 2000
            Consolidated   Statements  of  Changes  in  Retained  Earnings  and
              Accumulated Other Changes in Equity from Non-Owner Sources for the years  ended  December  31,  2001,  2000  and  1999
            Consolidated  Statements of  Cash Flows for the years ended December
              31, 2001, 2000 and 1999 Notes to Consolidated Financial Statements

(b)  EXHIBITS

1.       Resolution  of The  Travelers  Insurance  Company  Board  of  Directors
         authorizing the establishment of the Registrant.  (Incorporated  herein by  reference  to Exhibit 1 to the  Registration  Statement on Form N-4
         filed June 30, 1999.)

2.       Not Applicable.

3(a).    Distribution and Principal Underwriting Agreement among the Registrant,
         The  Travelers   Insurance  Company  and  Travelers   Distribution  LLC
         (Incorporated  herein by reference  to Exhibit  3(a) to Post  Effective
         Amendment  No. 4 to the  Registration  Statement on Form N-4,  File No.
         333-58783 filed February 26, 2001.)

3(b).    Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to
         Post-Effective  Amendment No. 4 the Registration Statement on Form N-4,
         File No. 333-27689 filed April 6, 2001.)

4.       Variable Annuity Contract. (Incorporated herein by reference to Exhibit
         4 to the Registration Statement on Form N-4, File No. 333-82009,  filed on September 29, 1999.)

5.       Application.  (Incorporated  herein by  reference  to  Exhibit 5 to the
         Registration Statement on Form N-4, filed on September 29, 1999.)

6(a).    Charter of The Travelers  Insurance Company,  as amended on October 19,
         1994.  (Incorporated  herein  by  reference  to  Exhibit  6(a)  to  the
         Registration Statement on Form N-4, File No. 333-40193,  filed November
         13, 1998.)

6(b).    By-Laws of The Travelers  Insurance Company,  as amended on October 20,
         1994.  (Incorporated  herein  by  reference  to  Exhibit  6(b)  to  the
         Registration Statement on Form N-4, File No. 333-40193,  filed November
         13, 1998.)

9.       Opinion of Counsel as to the legality of securities  being  registered.
         (Incorporated  herein by  reference  to  Exhibit 9 to the  Registration
         Statement on Form N-4 filed June 30, 1999.)

10.      Consent of KPMG LLP, Independent Auditors filed herewith.

13.      Computation   of  Total  Return   Calculations   -   Standardized   and
         Non-Standardized..  (Incorporated  herein by reference to Exhibit 13 to
         Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4
         filed October 1, 2001.)

15.      Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory  for George C.  Kokulis,  Katherine M.  Sullivan and Glenn D.
         Lammey.   (Incorporated   herein  by  reference  to  Exhibit  15(b)  to
         Post-Effective  amendment No. 1 to the  Registration  Statement on Form
         N-4 filed April 13, 2000.)

         Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory  for Glenn D.  Lammey,  Marla  Berman  Lewitus and William R.
         Hogan.   (Incorporated   herein  by   reference   to   Exhibit   15  to
         Post-Effective  Amendment No. 2 to the  Registration  Statement on Form
         N-4, File No. 333-82009, filed April 17, 2001.)

         Power of Attorney  authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal      Positions and Offices
Business Address        with Insurance Company
------------------      ----------------------

George C. Kokulis*      Director, President and Chief Executive Officer
Glenn D. Lammey*        Director, Executive Vice President, Chief Financial
                          Officer, Chief Accounting Officer
Kathleen Preston*       Director and Executive Vice President
Stuart Baritz***        Senior Vice President
Madelyn J. Lankton      Senior Vice President and Chief Information Officer
Marla Berman Lewitus*   Director, Senior Vice President and General Counsel
Brendan Lynch*          Senior Vice President
Warren H. May*          Senior Vice President
Laura A. Pantaleo***    Senior Vice President
David A. Tyson*         Senior Vice President
F. Denney Voss**        Senior Vice President
David A. Golino*        Vice President and Controller
Donald R. Munson, Jr.*  Vice President
Deanne Osgood*          Vice President
Tim W. Still*           Vice President
Linn K. Richardson*     Second Vice President and Actuary

Paul Weissman*          Second Vice President and Actuary
Ernest J. Wright*       Vice President and Secretary
Kathleen A. McGah*      Assistant Secretary and Deputy General Counsel

Principal Business Address:
*       The Travelers Insurance Company            **      Citigroup Inc.
        One Tower Square                                   399 Park Avenue
        Hartford, CT  06183                                New York, N.Y. 10048

***     Travelers Financial Distributors
        2 Tower Center
        East Brunswick, NJ 08816

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
         REGISTRANT

         Incorporated  herein  by  reference  to  Exhibit  16 to  Post-Effective
Amendment No.5 to the  Registration  Statement on Form N-4, File No.  333-27689,
filed April 19, 2002.

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28,  2002, 8 contract  owners held  qualified  and  non-qualified contracts offered by the Registrant.

Item 28. INDEMNIFICATION

Sections  33-770  to  33-778,  inclusive  of the  Connecticut  General  Statutes
("C.G.S.")  regarding  indemnification  of directors and officers of Connecticut corporations  provides in general that Connecticut  corporations shall indemnify
their  officers,   directors  and  certain  other  defined  individuals  against judgments, fines, penalties,  amounts paid in settlement and reasonable expenses actually  incurred in connection with proceedings  against the corporation.  The corporation's  obligation  to provide such  indemnification  generally  does not apply  unless  (1) the  individual  is wholly  successful  on the  merits in the defense  of any such  proceeding;  or (2) a  determination  is made (by  persons specified in the  statute)  that the  individual  acted in good faith and in the best  interests of the  corporation  and in all other cases,  his conduct was at least not opposed to the best  interests of the  corporation,  and in a criminal case he had no reasonable cause to believe his conduct was unlawful;  or (3) the court,  upon  application  by the  individual,  determines in view of all of the circumstances  that  such  person  is  fairly  and  reasonably  entitled  to  be indemnified, and then for such amount as the court shall determine. With respect to  proceedings  brought  by or in the  right of the  corporation,  the  statute provides  that the  corporation  shall  indemnify  its  officers,  directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability  insurance for its directors and officers and the directors and officers of its  subsidiaries,  including the  Registrant.
This  insurance  provides  for  coverage  against  loss from claims made against directors and officers in their capacity as such, including,  subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the registrant pursuant to the foregoing  provisions,  or

otherwise, the registrant has been advised that in the opinion of the Securities and  Exchange  Commission  such  indemnification  is  against  public  policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for  indemnification  against  such  liabilities  (other than the payment by the registrant of expenses  incurred or paid by a director,  officer or  controlling person of the  registrant  in the  successful  defense  of any  action,  suit or proceeding)  is  asserted by such  director,  officer or  controlling  person in connection with the securities being registered,  the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit  to a  court  of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITER

(a)            Travelers Distribution LLC
               One Tower Square
               Hartford, CT 06183

Travelers  Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities,  The Travelers Fund VA for Variable
Annuities,  The Travelers Fund BD for Variable Annuities,  The Travelers Fund BD
II for Variable  Annuities,  The Travelers  Fund BD III for Variable  Annuities,
Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable
Annuities,  The  Travelers  Fund ABD II for Variable  Annuities,  The  Travelers
Separate Account PF for Variable Annuities, The Travelers Separate Account PF II
for  Variable  Annuities,   The  Travelers  Separate  Account  QP  for  Variable
Annuities,  The  Travelers  Separate  Account  TM for  Variable  Annuities,  The
Travelers Separate Account TM II for Variable Annuities,  The Travelers Separate
Account Five for Variable  Annuities,  The  Travelers  Separate  Account Six for
Variable Annuities, The Travelers Separate Account Seven for Variable Annuities,
The  Travelers  Separate  Account  Eight for Variable  Annuities,  The Travelers
Separate Account Ten for Variable Annuities,  The Travelers Fund UL for Variable
Life  Insurance,  The  Travelers  Fund UL II for Variable  Life  Insurance,  The
Travelers Fund UL III for Variable Life Insurance,  The Travelers  Variable Life
Insurance  Separate Account One, The Travelers  Variable Life Insurance Separate
Account Two, The Travelers  Variable Life Insurance  Separate Account Three, The
Travelers  Variable Life Insurance Separate Account Four, The Travelers Separate
Account MGA, The Travelers  Separate  Account MGA II, The  Travelers  Growth and
Income Stock Account for Variable Annuities,  The Travelers Quality Bond Account
for  Variable  Annuities,  The  Travelers  Money  Market  Account  for  Variable
Annuities,  The  Travelers  Timed Growth and Income  Stock  Account for Variable
Annuities,  The Travelers Timed  Short-Term Bond Account for Variable  Annuities
and The  Travelers  Timed  Aggressive  Stock  Account  for  Variable  Annuities,
Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable
Annuity Separate Account.

(b)    Name and Principal          Positions and Offices
       Business Address*           with Underwriter
       ------------------          ---------------------

       Kathleen A. Preston         Board of Manager
       Glenn D. Lammey             Board of Manager
       William F. Scully III       Board of Manager and Vice President
       Donald R. Munson, Jr.       Board of Manager, President, Chief
                                   Executive Officer and Chief Operating Officer
       Anthony Cocolla             Vice President
       Tim W. Still                Vice President
       John M. Laverty             Treasurer and Chief Financial Officer
       Ernest J. Wright            Secretary
       Kathleen A. McGah           Assistant Secretary
       William D. Wilcox           Assistant Secretary
       Ernest J. Wright            Assistant Secretary

       Alison K. George            Chief Compliance Officer
       John J. Williams, Jr.       Director, Assistant Compliance Officer

* The business address for all the above is: One Tower Square, Hartford, CT
  06183

(c)      Not Applicable

Item 30. LOCATION OF ACCOUNTS AND RECORDS

(1)      The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

Item 31. MANAGEMENT SERVICES

         Not Applicable.

Item 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a)      To file a post-effective  amendment to this  registration  statement as frequently  as is  necessary  to  ensure  that  the  audited  financial statements  in the  registration  statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)      To include either (1) as part of any application to purchase a contract offered  by the  prospectus,  a space  that an  applicant  can check to request a Statement of  Additional  Information,  or (2) a post card or similar written  communication affixed to or included in the prospectus that the  applicant  can remove to send for a Statement  of  Additional
         Information; and

(c)      To deliver any  Statement of Additional  Information  and any financial statements  required to be made available  under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a).     That the  aggregate  charges  under  the  Contracts  of the  Registrant described  herein are reasonable in relation to the services  rendered, the  expenses  expected to be  incurred,  and the risks  assumed by the
         Company.

                                   SIGNATURES

As  required by the  Securities  Act of 1933 and the  Investment  Company Act of
1940, the Registrant  certifies that it meets the requirements of Securities Act
Rule 485(b) for effectiveness of this amendment to this  registration  statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford,  and State of Connecticut,  on this 19th day of
April, 2002.

           THE TRAVELERS SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)

                             By: *GLENN D. LAMMEY
                                 --------------------------------------------
                                  Glenn D. Lammey, Chief Financial Officer,
                                  Chief Accounting Officer

As required by the Securities Act of 1933, this registration  statement has been signed by the following  persons in the capacities  indicated on this 19th day of
April, 2002.

*GEORGE C. KOKULIS               Director, President and Chief Executive Officer
--------------------------       (Principal Executive Officer)
 (George C. Kokulis)

*GLENN D. LAMMEY                 Director, Chief Financial Officer,
------------------               Chief Accounting Officer
 (Glenn D. Lammey)               (Principal Financial Officer)

*MARLA BERMAN LEWITUS            Director
--------------------------
 (Marla Berman Lewitus)

*KATHLEEN A. PRESTON             Director
--------------------------
 (Kathleen A. Preston)

*By: /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
No.      Description                                           Method of Filing
-------  -----------                                           ----------------

10.      Consent of KPMG LLP, Independent Auditors              Electronically

15.      Power of Attorney authorizing Ernest J. Wright         Electronically
         or Kathleen A. McGah as signatory for
         Kathleen A. Preston